MERGER AGREEMENT

                          by and among

                        GEM GAMING, INC.

                     AMERISTAR CASINOS, INC.

                 AMERISTAR CASINO LAS VEGAS, INC.

                        STEVEN W. REBEIL,

                    and DOMINIC J. MAGLIARDITI












                      Dated:  May 31, 1996

 TABLE OF CONTENTS

                                                          Page

1 Definitions                                                2
  1.1 Defined Terms                                          2
  1.2 Other Defined Terms                                   15

2 The Merger                                                17
  2.1 The Merger                                            17
  2.2 Articles of Incorporation                             17
  2.3 By-Laws                                               17
  2.4 Directors and Officers                                17
  2.5 Articles of Merger                                    17
  2.6 Effect of Merger                                      17
  2.7 Additional Actions                                    17
  2.8 Conversion of Shares                                  18
  2.9 Pre-Closing Offering                                  18
  2.10Consideration Adjustment                              19
  2.11Closing Costs; Transfer Taxes and Fees                21

3 Closing                                                   21
  3.1 Closing                                               21
  3.2 Deliveries at Closing                                 21

4 Representations and Warranties of Gem, Rebeil and
  Gem Individuals                                           23
  4.1 Organization of Gem                                   23
  4.2 Capitalization                                        23
  4.3 Authorization                                         24
  4.4 No Adverse Change                                     24
  4.5 Assets                                                26
  4.6 Real Property                                         26
  4.7 Contracts and Options                                 27
  4.8 Permits                                               28
  4.9 No Conflict or Violation                              29
  4.10Financial Statements                                  29
  4.11Books and Records                                     30
  4.12Litigation                                            30
  4.13Labor Matters                                         30
  4.14Liabilities                                           30
  4.15Compliance with Law                                   31
  4.16No Brokers                                            31
  4.17No Other Agreements to Sell the Assets                31
  4.18Proprietary Rights                                    31
  4.19Employee Benefit Plans                                32
  4.20Transactions with Certain Persons                     35
  4.21Tax Matters                                           35
  4.22Insurance                                             36
  4.23Accounts Receivable                                   37
  4.24Payments                                              37
  4.25Compliance With Environmental Laws                    37
  4.26Banking Relationships                                 40
  4.27Project Budget and Project Schedule                   40
  4.28Existing Plans and Specifications.                    40
  4.29Margin Securities.                                    41
  4.30Merger Consideration.                                 41
  4.31Restrictive Legend.                                   41
  4.32Receipt of Information.                               41
  4.33Investment Company Act                                42
  4.34Accredited Investor                                   42
  4.36Spousal Consent                                       42
  4.37Legal and Tax Advice                                  42
  4.38Material Misstatements Or Omissions.                  42

5 Representations and Warranties of Ameristar and ACLV      42
  5.1 Organization                                          42
  5.2 Authority Relative to this Agreement                  43
  5.3 Capitalization of Ameristar and its Subsidiaries      43
  5.4 Consents and Approvals; No Violations                 43
  5.5 SEC Reports; Financial Statements                     44
  5.6 Information Supplied                                  44
  5.7 No Brokers                                            45
  5.8 Legal and Tax Advice                                  45
  5.9 Insurance                                             45
  5.10Vote Required                                         45
  5.11No Prior Activities                                   45
  5.12Insider Interests                                     45

6 Additional Pre-Closing Covenants                          45
  6.1 Further Assurances                                    45
  6.2 No Solicitation                                       46
  6.3 Notification of Certain Matters                       47
  6.4 Investigation by Ameristar and ACLV                   47
  6.5 Conduct of Gem's Business                             48
  6.6 Conduct of Ameristar's Business                       50
  6.7 Approval of Plans and Specifications.                 51
  6.8 Construction of the Project                           53
  6.9 Employee Matters                                      54
  6.10 Board of Directors                                   54
  6.11Information for Ameristar SEC Filings                 54
  6.12Operation of the Project                              54
  6.13Gem Air Documents                                     54
  6.14Phase II Option                                       54
  6.15D&O Insurance                                         54
  6.16Authority Relative to this Agreement; Recommendation;
      Meeting                                               55
  6.17Gem Individual Guaranties                             55
  6.18Tax Returns                                           55
  6.19Gem Deliveries                                        55
  6.20Escrow Agreement                                      56

7 Gaming Approvals                                          57
  7.1 Amendment of Gaming Application                       57
  7.2 Gaming Approvals                                      57
  7.3 Denial of License; Individuals                        57
  7.4 Gaming Authority Approvals                            58

8 Conditions to Gem's Obligations                           58
  8.1 Representations, Warranties and Covenants             58
  8.2 Consents; Regulatory Compliance and Approval          58
  8.3 No Actions or Court Orders                            58
  8.4 Opinion of Counsel                                    59
  8.5 Certificates                                          60
  8.6 Corporate Documents                                   60
  8.7 Ancillary Agreements                                  60
  8.8 Delivery of Consideration                             60
  8.9 Corporate Authorization                               60
  8.10Gem Air                                               60

9 Conditions to Ameristar's and ACLV's Obligations          60
  9.1 Representations, Warranties and Covenants             60
  9.2 Consents; Regulatory Compliance and Approval          60
  9.3 No Actions or Court Orders                            61
  9.4 Opinion of Counsel                                    61
  9.5 Certificates                                          62
  9.6 Corporate Documents                                   62
  9.7 Title Insurance and Survey.                           62
  9.8 Tax Clearance Certificate                             63
  9.9 Nonforeign Affidavit.                                 63
  9.10Gaming Licenses.                                      63
  9.11Consent to Assignment of Contract Rights.             63
  9.12Gem Air.                                              64
  9.13Opinion of Gem Air Counsel.                           64
  9.14Corporate Authorization.                              64
  9.15Ancillary Agreements                                  64
  9.16Due Diligence Review                                  64

10Risk of Loss                                              64
  10.1Risk of Loss                                          64

11Actions by Gem Individuals, Ameristar and ACLV After
  the Closing                                               65
  11.1Books and Records; Tax Matters                        65
  11.2Survival of Representations, Etc.                     65
  11.3Indemnifications                                      66
  11.4Disposition Pursuant to Gaming Law                    68
  11.5Board of Directors                                    69
  11.6Officers                                              70
  11.7Headquarters                                          70
  11.8Restrictions on Transfer                              70
  11.9Ameristar Common Stock Legend                         70
  11.10Further Assurances After Closing                     71

12Miscellaneous                                             72
  12.1Termination                                           72
  12.2Assignment                                            73
  12.3Notices                                               74
  12.4Choice of Law                                         74
  12.5Entire Agreement; Amendments and Waivers              75
  12.6Multiple Counterparts                                 75
  12.7Expenses                                              75
  12.8Invalidity                                            75
  12.9Titles; Gender                                        75
  12.10Publicity                                            75
  12.11Cumulative Remedies.                                 75
  12.12Service of Process, Consent to Jurisdiction.         75
  12.13Arbitration.                                         76
  12.14Attorneys' Fees.                                     76
  12.15Conditions Subsequent.                               76
  12.16Electronic Version of Schedules                      76
  12.17No Partnership                                       76



                       TABLE OF EXHIBITS
Exhibit

 A   Existing Plans and Specifications

 B   Form of Gem's Project Status Certificate

 C   Form of Consent to Assignment of Architect Contract

 D   Form of Consent to Assignment of Contractor Contract  and
       Agreement

 E   Form of Consent to Assignment of Lease

 F   Form of Consent to Assignment of Option Contract

 G   Form of Consent to Assignment of Credit
     Facility

 H   Form of General Consent

 I   Description of Project

 J   Description of Project Real Property

 K   Description of Phase II Real Property

 L List of Assets and Liabilities Specifically Identified as Excluded Assets or Excluded Liabilities

 M   Form of Recapture Agreement

 N   Registration Rights Agreement

 O   Form of Registration Rights Consent

 P   Form of Escrow Agreement and Escrow Instructions

 Q   Form of Adjustment Excess Payment Note

 R   Form of Trust Agreement

 S   [Intentionally Deleted]

 T   Project Components

 U   Project Budget

 V   Project Schedule

 W   Preliminary Title Report

 X   Required Consents or Approvals of Ameristar and
     ACLV

 Y   Gem Individual Guaranties

 Z   Form of Gem Individual Closing Certificate

AA   Certain Employees

BB   Form of Articles of Merger

CC   Affidavit of Non-Foreign Status

DD   Form of Ineligible Person Promissory Note





             SCHEDULES TO THE DISCLOSURE SCHEDULE


Schedule

 4.1   Organization of Seller; List of All Foreign

Jurisdictions

       4.2       Gem Proportionate Interest

 4.4   Adverse Changes Since Interim Balance Sheet Date

 4.5   Assets with Value Exceeding $1,000

 4.6   Real Property

 4.6A  Utilities

 4.7   Contracts, Options and Leases

 4.8   Permits

 4.12  Litigation

 4.13  Labor Matters; List of All Employees of Gem

 4.18  Proprietary Rights

 4.19  Employee Benefit Plans

 4.20  Transactions with Certain Persons

 4.21  Tax Matters; Audits

 4.22  Insurance Policies

 4.25  Compliance with Environmental

Laws

 4.26  Banking Relationships

 4.34  Accredited Investor Status

 5.12  Ameristar Insider Interests

 6.13  Gem Air Agreements - Terms and Conditions




                       MERGER AGREEMENT


           This MERGER AGREEMENT dated as of May 31, 1996 (this "Agreement"), is made by and among GEM GAMING, INC., a Nevada
corporation   ("Gem"),   AMERISTAR  CASINOS,   INC.,   a
Nevada corporation ("Ameristar"), AMERISTAR CASINO LAS VEGAS, INC., a Nevada corporation and a wholly owned subsidiary of Ameristar ("ACLV"), STEVEN W. REBEIL, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement, dated
July 2, 1991, as amended ("Rebeil"), and DOMINIC J. MAGLIARDITI, an individual ("Magliarditi" and together with Rebeil, together, the "Gem Individuals").

                           Recitals

      A. WHEREAS, the Gem Individuals collectively own four thousand nine hundred (4,900) shares (the "Gem Shares") of Gem Stock;

      B. WHEREAS, ACLV and Gem desire to merge with each other and the Gem Individuals wish to receive in exchange for the Gem Shares in the merger of Gem with ACLV shares of Ameristar Common Stock upon the terms and subject to the conditions of this Agreement;

      C. WHEREAS, the Board of Directors of Gem has determined and the requisite stockholders of Gem have determined, as evidenced by the execution of this Agreement, that it is advisable and in the best interests of Gem's stockholders for Gem to enter into this Agreement, and in furtherance of such agreement, the Board of Directors of Gem and the stockholders of Gem has approved the transactions contemplated in this Agreement;

      D. WHEREAS, it is envisioned that the Boards of Directors of Ameristar and ACLV will approve the transactions contemplated in this Agreement on or before June 7, 1996;

      E.    WHEREAS,  Gem  and Ameristar are entering  into
that
certain Interim Funding Agreement concurrently herewith (the "Interim Funding Agreement") in order to provide, in advance of the Closing, for an arrangement pursuant to which Ameristar may provide, in its discretion, additional funding not to exceed Thirty Million Dollars ($30,000,000) for the  development  of appropriate  plans  and  specifications
with  respect   to        the
contemplated "Phase II" of Gem's "Reserve" project in Henderson, Nevada, and certain other activities related to the development of the Project or "Phase II"; and

      F. WHEREAS, Gem, Ameristar and ACLV intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

                           Agreement

      NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and intending to be legally bound hereby, Gem, Ameristar, ACLV and the Gem Individuals hereby agree as follows:


                           Article 1

                          Definitions

      1.1 Defined Terms. As used herein, the terms below shall have the following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

            "Action"   shall  mean  any  action,   claim,
suit, litigation,   proceeding,   labor   dispute,   arbitral
action,
governmental audit, inquiry, criminal prosecution, investigation or unfair labor practice charge or complaint, excluding, however, non-governmental claims for monetary damages only that do not exceed Ten Thousand Dollars ($10,000) individually, and that in the aggregate do not exceed Fifty Thousand Dollars ($50,000).

           "Additional Contractor" shall mean any Person entering into a Contract after the date hereof with Ameristar's consent and otherwise in accordance with the terms of this Agreement for the provision of goods, supplies or services to be used in readying the project for Operation.

           "Adjustment Amount" shall mean the amount computed as follows:

           (a)   If  the Completion Differential is less than
or equal  to  Four Million Dollars ($4,000,000), then the
Adjustment Amount   shall  equal  fifty  percent  (50%)  of
the  Completion Differential; and

           (b) If the Completion Differential is greater than Four Million Dollars ($4,000,000), then the Adjustment Amount shall equal (1) Two Million Dollars ($2,000,000) plus
(2) the excess of the Completion Differential over Four Million Dollars ($4,000,000).

           "Affiliate" shall have the meaning set forth in the Exchange Act, and the rules and regulations thereunder.

           "Ameristar Common Stock" shall mean the common stock, par value $.01 per share, of Ameristar.

          "Ameristar Stock Option Plans" shall mean the Ameristar Casinos, Inc. 1993 Non-Employee Director Stock Option Plan, as amended and restated through June 1994, and the Ameristar Casinos, Inc. Management Stock Option Incentive Plan, as amended and restated through June 1994.

            "Ancillary  Agreements"   shall  mean  the
Recapture Agreement and the Registration Rights Agreement, substantially in the forms attached hereto as Exhibits M and N, respectively.

          "Architect" shall mean Scheurer Architects or any other architect selected by Gem in connection with the design of the Project or any other Improvements on the Real Property.

           "Architect  Consent" shall mean a consent executed
by the  Architect,  substantially in the  form  attached
hereto  as Exhibit                                        C
and completed in form and substance reasonably acceptable to Ameristar and ACLV.

           "Architect Contract" shall mean that certain
"Standard Form of Agreement Between Owner and Architect" dated May 15, 1995, between the Architect and Gem, relating to the design and construction of the Project and the
preparation  of  plans  and specifications,   including   any
amendments,   supplements
or
modifications thereto approved by ACLV.

           "Articles of Merger" shall mean articles of merger to be filed with the Secretary of State of the State of Nevada pursuant to Section 2.5 in the form of Exhibit BB attached hereto.

           "Assets" shall mean all of Gem's right, title and interest in and to the business, properties, assets and
rights of any  kind,          whether tangible or intangible,
real or personal  and
constituting, or used in connection with, or related to, the Business including without limitation all of Gem's right, title and interest in the following:

          (a)  all accounts and notes receivable (whether
current or   noncurrent),  refunds,  deposits,  prepayments  or
prepaid expenses (including without limitation any prepaid insurance premiums) of Gem;

          (b)  the Project;

          (c)   all  cash  and  cash  equivalents  and

accounts receivable held by Gem;

          (d)  all Contract Rights;

          (e)  all Options;

          (f)  all Leases;

          (g)  all Real Property;

          (h)  all Fixtures and Equipment;

          (i)  all Books and Records;

          (j)   all Proprietary Rights relating to the
Business, and any premium refunds available from cancellation of the Insurance Policies;


         (k)  to the extent transferable, all Permits;


           (l)   all  computers and, to the extent
transferable, software;


          (m)  all Insurance Policies, to the extent
assignable;


            (n)    all   available  supplies,  sales
literature, promotional literature, customer, supplier and distributor lists, art work, display units, telephone and fax numbers and purchasing records related to the Business;


           (o)   all  rights under or pursuant to all
warranties, representations and guarantees made by suppliers in connection with the Assets or services furnished to Gem pertaining to the Business or affecting the Assets, to the extent such warranties, representations and guarantees are assignable;


          (p)  all deposits and prepaid expenses of Gem; and


          (q)   all claims, causes of action, choses in
action, rights of recovery and rights of set-off of any kind, against any Person.


           "Available Project Reserves" shall mean the amount of Payment Reserves less the Working Capital Amount.


          "Average 10-Day Closing Price" shall mean, with respect to Ameristar Common Stock as of any date of measurement, the mean closing price of such stock on the Nasdaq National Market System (or the principal national securities
exchange, if any, on which such   stock  is  listed)  during
the  ten  (10)  trading   days immediately preceding the date
of measurement.

           "Balance Sheet" shall mean the consolidated balance sheet of Gem at the date indicated thereon, together with the notes thereon.
           "Books and Records" shall mean the originals of all books and records in the possession of Gem including, without limitation, (a) all records and lists of Gem, (b) all records and lists pertaining to the Business, customers, suppliers or personnel of Gem, (c) all product, business and marketing plans of Gem and (d) all books, ledgers, files, reports, plans, drawings and operating records of every kind maintained by Gem including the originals of Gem's minute books, stock books and tax returns.

           "Boulder Station Standards" shall mean the quality of design and finishing employed in the Boulder Station
Casino in Las Vegas, Nevada, it being understood that the Improvements being constructed on the Project Real
Property may utilize different materials and methods than those used in the Boulder Station Casino in Las Vegas, Nevada, but that in completing the Project to Boulder
Station  Standards,  Gem  shall  have                  the
obligation   to   assure  that  the  methods  involved   in
the
construction will be appropriate and of a quality akin to that used in the Boulder Station Casino in Las Vegas, Nevada, taking into account the different types of materials used; provided, however, any portion of the Project constructed
in  strict accordance                                     with
the Approved Plans and Specifications shall be deemed to satisfy "Boulder Station Standards."

            "Business"   shall  mean  Gem's   business   of
the
development, construction and operation of the Project.

           "Camco" shall mean Camco Pacific Construction
Company, Inc.

            "Change" shall mean a change in the Plans and Specifications or a replacement of a partially completed or completed portion of the Project.

           "Closing  Date" shall mean the date that is three
(3) business                                              days
following  the  waiver  by  Ameristar                  of
or
satisfaction of the Nevada Gaming Approval Condition; provided, however, that such date shall be subject to extension from time to time as may be agreed by Gem, Ameristar and ACLV, which agreement shall not be unreasonably withheld, if the closing conditions set forth in Articles 8 and 9 have not been satisfied. Notwithstanding the foregoing, under no circumstances shall the Closing Date extend beyond March 31, 1997.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

           "Completion Differential" shall mean the amount by which

           (a) the sum of (i) the aggregate amount of the expenses, costs and Liabilities (including Liabilities under the Credit Facility) that the Surviving Corporation shall have incurred in connection with the completion of the Project and all Project Components after the Effective Time and through the Operation Date, plus (ii) the aggregate
amount    of   Gem's
Liabilities (other than Liabilities under the Credit Facility and the Exterior Sign Lease) existing immediately preceding the Effective Time, plus (iii) the absolute value of the negative balance, if any, in the Discretionary Change Account on the date when the Completion Differential is calculated, minus (iv) the positive balance, if any, in the Discretionary Change Account on the date when the Completion Differential is calculated, exceeds
          (b)  the Available Project Reserves as of the
Effective Time.
            For   the   purpose  of  computing   the
Completion
Differential, the amount of Gem's Liabilities under any Lease with a term longer than three (3) years shall be deemed to equal the present value of Gem's monetary obligations under such Lease discounted at eight percent (8%) per annum.

           "Confidentiality Agreements" shall mean those certain reciprocal confidentiality agreements dated as of March
21, 1996, by and between Gem and Ameristar.

           "Consent to Assignment of Lease" shall mean a consent for each Lease, including without limitation, the Exterior Sign Lease, the Vehicle Rental Lease and the Phone Lease, each executed by Gem's counterparty to such Lease and in the form attached hereto as Exhibit E.

          "Consent to Assignment of Option Contract" shall mean a consent for each Option executed by Gem's counterparty to such Option in the form attached hereto as Exhibit F.

           "Consents"  shall mean, collectively,  the
Contractor Consents and the Architect Consents.

          "Constituent Corporations" shall mean ACLV and Gem.

           "Contract" shall mean any agreement, contract, note, loan, evidence of indebtedness, purchase, order, letter of credit, indenture, security, pledge or other collateralization agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation or commitment to which Gem is a party or by which Gem or any of the Assets is bound and which relates to the Business or the Assets, whether oral or written, but excluding all Leases and Options.

           "Contract Rights" shall mean all of Gem's rights and obligations under the Contracts.

          "Contractor" shall mean each of (a) Camco, KMA, IGT and Lloyd's, (b) any other Person who has entered into a Contract with Gem as of the date hereof pertaining to the Project or the Project Real Property, and (c) any Additional Contractor.

           "Contractor Consent" shall mean a consent executed
by each  Contractor  substantially in the form  attached
hereto  as Exhibit                                     D  and
completed in form and substance reasonably acceptable to Ameristar and ACLV.

           "Contractor Contract" shall mean each of (a) that certain Standard Form of Agreement Between Owner and Contractor dated October 15, 1995, between Camco and Gem relating to the construction of that part of the Improvements constituting the casino and related Improvements, (b) that certain Standard Form of Agreement Between Owner and Contractor dated October 15, 1995, between Camco and Gem, relating to the construction of that part of the Improvements constituting the hotel and the related Improvements, (c) the agreements between KMA Designs and
Gem pertaining                                               to
the interior design of portions of  the  Project,
(d) the agreements between IGT and Gem pertaining to Gaming Equipment to be supplied to the Project, (e) the agreements between Lloyd's Refrigeration and Gem pertaining to certain equipment to be supplied to the Project, and (f) any other Contract entered into by Gem and any other Contractor for the provision of goods, supplies or services to be used in readying the Project for Operation.
            "Copyrights"   shall   mean  registered
copyrights, copyright applications and unregistered copyrights.
           "Court  Order"  shall  mean  any  judgment,
decision, consent decree, injunction, ruling or order of any federal, state or local court or governmental agency, department or authority that is binding on any Person or its property under applicable law.
           "Credit Facility" shall mean the loans under that certain Construction Reducing Revolving Credit Facility dated January 31, 1996, between Gem and Bank of America National Trust and Savings Association, as Administrative Agent, Bank of America Nevada, as Co-Agent, and the additional lenders identified as parties thereto, as amended by that certain Agreement dated April 10, 1996, in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000)
secured  in  part  by  a  deed  of  trust encumbering   the
Project,  which  Credit  Facility                       (or
any
replacement thereof) shall be subject to Ameristar's approval in its sole discretion.

           "Credit Facility Consent" shall mean that certain Consent to Assignment of Credit Facility to be executed by each lender providing financing to Gem under the Credit Facility in the form attached hereto as Exhibit G.

           "Default" shall mean (a) a breach of or default under any Contract, Option or Lease, (b) the occurrence of
an  event that  with                                     the
passage of time or the giving of notice or both would constitute a breach of or default under any Contract, Option or Lease, or (c) the occurrence of an event that with the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract, Option or Lease.

           "Disclosure  Schedule" shall mean a schedule
executed and delivered by Gem to Ameristar and ACLV and a schedule executed and delivered by Ameristar and ACLV to
Gem  as  of  the date   hereof   which   sets  forth   the
exceptions  to   the
representations and warranties contained in Articles 4 and 5 hereof, respectively, and certain other information called for by this Agreement. Unless otherwise specified, each reference in this Agreement to any numbered schedule is a reference to that numbered schedule which is included in the Disclosure Schedule.

           "Discretionary Change" shall mean a Change that is not a Mandatory Change.

          "Distributed Warrant and Stock" shall mean that certain 1994 Series G Warrant to purchase one-hundred thousand (100,000) shares of common stock of Players International, Inc., and one hundred sixty-two thousand one hundred three (162,103) shares of Player's International, Inc., common stock, to the extent owned by Gem as of the date hereof.

           "Effective Time" shall mean the time of filing of the Articles of Merger with the Secretary of State of the State of Nevada in accordance with the provisions of Chapter
92A  of  the GCL.

           "Encumbrance" shall mean any claim, lien, pledge, option, charge, easement, security interest, deed
of  trust, mortgage,   right-of-way,   encroachment,   building
or        use
restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

           "Escrow Agent" shall mean a bank or trust company as shall be mutually designated by Ameristar and Gem prior to the Closing.

           "Escrow Agreement" shall mean that certain Escrow Agreement and Escrow Instructions dated as of the Closing executed by the Escrow Agent, Ameristar, ACLV and the Gem Individuals, in the form of Exhibit P attached hereto.

           "Excluded Liabilities" shall mean any or all of the following:

           (a) Except as otherwise provided in Section 6.9, any
Liability to or in respect of any employees or former employees of Gem including without limitation (i) any Liability under or with respect to any Employee Plan at any time maintained, contributed to or required to be contributed to by or with respect to Gem or under which Gem may incur Liability, or any contributions, benefits or Liabilities therefor, or any Liability with respect to Gem's withdrawal or partial withdrawal from or termination of any Employee Plan and (ii) any claim of an unfair labor practice, or any claim under any state unemployment compensation or worker's compensation law or regulation or under any federal or state employment discrimination law or regulation, which shall have been asserted on or prior to the Closing Date or is based on acts or omissions which occurred on or prior to the Closing Date;

          (b)  Any Liability of Gem in respect of any Tax;

           (c) Any Liability arising from any injury to or death of any Person or damage to or destruction of any
property, whetherbased   on  negligence,  breach  of  warranty,
strict
liability, enterprise liability or any other legal or equitable theory arising from defects in products manufactured or from services performed by or on behalf of Gem or any other Person on or prior to the Closing Date;

           (d) Any Liability of Gem arising out of or related to any Action against Gem or any Action which adversely affects the Assets and which shall have been asserted on or prior to the Closing Date or to the extent the basis of which shall have arisen on or prior to the Closing Date;

           (e) Any Liability of Gem, any Gem Individual or any Affiliate of Gem resulting from entering into,
performing  its obligations   pursuant  to  or  consummating
the   transactions contemplated  by,  this Agreement (including
without limitation, any Liability pursuant to Article 11 hereof);

           (f)   Any Liability related to the Distributed
Warrant and Stock;

           (g) Any Liability of Gem or any Gem Individual to or in respect of Michael V. Villamor, whether in his capacity as a stockholder or former stockholder or employee or former employee of Gem or otherwise; and
          (h) Any Liability related to any Former Property. "Existing Employment Contracts" shall mean those Executive  Employment  Agreements  between  Gem  and
Gregg   P. Schatzman and J. Todd Stewart, respectively.
           "Existing Gaming Application" shall mean that certain application for a license to conduct non-restricted gaming operations dated May 26, 1995, filed by Gem with the Nevada State Gaming Control Board and the Nevada Gaming Commission, and anticipated to be set for a hearing before the Nevada Gaming Commission on or about August 25, 1996.

           "Existing Plans and Specifications" shall mean the plans and specifications relating to the design or construction of the Project in existence as of the date hereof, as more fully described in Exhibit A attached hereto.

           "Exterior  Sign Lease" shall mean that  certain
Lease Agreement dated as of April 23, 1996, by and between Gem and Young Electric Sign Company.

            "Financial   Statements"  shall  mean  the   Year-
End Financial Statements and the Interim Financial Statements.

            "Fixtures and Equipment" shall mean all of the furniture, fixtures, furnishings, machinery, automobiles, trucks, spare parts, supplies, gaming and general equipment and devices which are or are to be installed and used in connection with the operation of the Project and other tangible personal property owned by Gem and used in connection with the Business, wherever located and including any such Fixtures and Equipment in the possession of any of Gem's suppliers, including all warranty rights with respect thereto.

           "Former Property" shall mean each office, facility, store, warehouse, Improvement, administrative building and all other real property and related facilities that was owned, leased or operated by Gem or any of its current or former Subsidiaries at any time prior to the date hereof, excluding the Project Real Property.

            "GAAP"   shall  mean  generally  accepted
accounting principles
set forth in the opinions and pronouncements  of  the
Accounting   Principles  Board  of  the  American  Institute
of
Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Agreement.

           "Gaming Authority" shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States or foreign government, any state, province or any city or other political subdivision, whether now or hereafter existing, or any officer or official thereof and any other agency with authority to regulate (i) any gaming operation (or proposed gaming operation) owned, managed or operated by Gem, Ameristar, ACLV, the Surviving Corporation or any of their Subsidiaries or (ii) the sale of alcoholic beverages at any such gaming operation.

           "Gaming Laws" shall mean the gaming laws of any jurisdiction or jurisdictions to which Gem, Ameristar, ACLV, the
Surviving Corporation or any of their Subsidiaries is, or may at any time after the date of this Agreement be, subject.
           "Gaming  License" shall mean every license,
franchise, finding of suitability or other authorization required to own, lease, operate or otherwise conduct gaming activities at the Project or in connection with any other assets now or hereafter owned by Gem, Ameristar, ACLV, the Surviving Corporation or any other Subsidiary of any of them, including without limitation, all such licenses granted under the Nevada Gaming Control Act, the Mississippi Gaming Control Act, and the Iowa Excursion Boat Gambling Act, and the regulations promulgated pursuant thereto, and other applicable federal, state, foreign or local laws and any such license, franchise or other authority required for Gem's Operation of the Project.
           "GCL"  shall mean the General Corporation Law  of
the State of Nevada.
          "Gem Air" shall mean Gem Air, Inc.
           "Gem Air Documents" shall mean the documents to be executed pursuant to Section 6.13 hereof.
           "Gem Individual Closing Certificate" shall mean a closing certificate executed by a Gem Individual substantially in the form attached hereto as Exhibit Z and completed in form and substance reasonably acceptable to Ameristar and ACLV.
           "Gem Individual Guaranties" shall mean any
obligations of any Gem Individuals of any Liabilities of Gem arising out of the Business or the Assets, but only to the extent listed on Exhibit Y attached hereto.
           "Gem Proportionate Interest" shall mean, as of any date, with respect to each Gem Stockholder, a fraction, the numerator of which is the total number of shares of Gem Stock that are owned by such Gem
Individual,  as  set  forth   on Schedule
4.2, and the denominator of which is the total number of shares of Gem Stock that are outstanding as of such date.

           "Gem Stock" shall mean the common stock, par value $0.00 per share, of Gem.
           "Gem Stockholder" shall mean any owner, including any subsequent transferees, of any interest in any Gem Stock.
           "General Consent" shall mean a consent executed in the form attached hereto as Exhibit H, completed in form and substance reasonably acceptable to Ameristar and ACLV.
          "Holder" shall mean any owner, including any
subsequent transferees, of any interest in any Ameristar Common Stock constituting a portion of the Merger Consideration.
           "HSR  Act" shall mean the Hart-Scott-Rodino
Antitrust Improvements  Act  of  1976,  as  amended,  and  the
rules     and
regulations thereunder.

        "IGT" shall mean International Game Technology.

            "Improvements"   shall  mean   all   the
buildings, structures, facilities, fixtures and improvements of every nature whatsoever now or hereafter situated on the Real Property or any other real property owned by Gem or any of its Subsidiaries.
           "Ineligible Person" shall mean any Person who owns any capital stock or other interest in Gem (i) who is denied a Gaming License, disqualified from eligibility for a Gaming License, or found unsuitable by any Gaming Authority before the Closing, (ii) whose continued involvement in the Business or Gem's other business affairs as an employee, director, officer or otherwise, may, in Ameristar's reasonable opinion after consultation with counsel, have a material adverse effect on the likelihood that any Gaming Authority will issue any Gaming License or other approval to Gem, the Surviving Corporation, Ameristar or ACLV, or (iii) is expressly precluded from having any continuing interest in
Gem, the Surviving Corporation, Ameristar or ACLV in any Gaming License or other approval granted by any Gaming Authority or as a condition to the issuance or continued validity of any Gaming License or approval by any Gaming Authority.
           "Insurance Policies" shall mean the insurance policies related to the Assets listed on Schedule 4.22.
           "Interim  Balance  Sheet"  shall  mean  the
unaudited Balance  Sheet  dated as of the Interim Balance
Sheet  Date  and prepared in accordance with GAAP and
Regulation S-X.
          "Interim Balance Sheet Date" shall mean March 31,
1996.
           "Interim Financial Statements" shall mean the Interim Balance Sheet, and the unaudited Statement of Profit and Loss and the unaudited Statement of Changes in Financial Position, each prepared in accordance with GAAP and Regulation S-X, for the quarter ended on the Interim Balance Sheet Date.
           "Interim Funding Deed of Trust" shall mean the Deed of Trust that secures the Interim Funding Agreement.
            "Iowa   Gaming   Authorities"  shall  mean,
without limitation, the Iowa Racing and Gaming Commission and the Alcoholic Beverage Division of the Iowa Department of Commerce and any other applicable governmental or administrative state or local agency involved in the regulation of gaming and gaming activities in the State of Iowa.
          "KMA" shall mean KMA Designs, Inc.
          "knowledge" shall mean actual, conscious knowledge of a Person as of the date hereof and after a diligent review of those files and records of such Person and such Person's Affiliates appropriate to reach such conclusion; "knowledge" of a Person not a natural Person shall mean knowledge on the date hereof of the executive officers of such Person and after a diligent review of those files and records of such Person and such Person's Affiliates appropriate to reach such conclusion.

           "Leasehold Estates" shall mean all of Gem's rights and obligations as lessee under the Leases.

           "Leases" shall mean all of the existing leases with respect to the personal or real property of Gem or under which Gem holds rights as the lessee, including without limitation, the Exterior Sign Lease, the Vehicle Rental
Lease  and  the  Phone Lease.

            "Liabilities" shall mean any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured or other.

          "Lloyd's" shall mean Lloyd's Refrigeration, Inc.

          "Mandatory Change" shall mean a Change that is required or reasonably intended (i) to cause the Plans and Specifications or the Project to comply with applicable Regulations, Gaming Laws or any Court Order, (ii) to cause the Plans and Specifications to call for the construction of the entire Project in accordance with reasonably prudent construction and business practices and Boulder Station Standards or (iii) to cause any "partially completed or completed" portion of the Project to satisfy Boulder Station Standards.

           "material adverse effect" or "material adverse change" shall mean with respect to the Business or the Assets any significant and substantial adverse effect or change in the condition (financial or other), business, results of operations, prospects, assets, Liabilities or operations of Gem, the Business or the Assets or on the ability of Gem to consummate the transactions contemplated hereby, or any event or condition which would, with the passage of time or the giving of notice, or both, constitute a "material adverse effect" or "material adverse change."

           "Merger" shall mean the merger of Gem into ACLV as described in Section 2.1.

           "Merger Consideration" shall mean the Closing
Delivery Ameristar
Stock,  the  Pre-Closing  Offering  Reduction   Share
Proceeds, and each Ineligible Stockholder's right to payment, if any, pursuant to Section 7.3(e).

           "Mississippi Gaming Authorities" shall mean, without limitation, the Mississippi Gaming Commission and the Alcoholic Beverage Control Division of the State Tax Commission of the State of Mississippi and any other applicable governmental or administrative state or local agency involved in the regulation of gaming and gaming activities in the State of Mississippi.

            "Nevada Gaming Authorities" shall mean, without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Licensing Board, the Henderson City Council and any other applicable governmental or administrative state or local agency involved in the regulation of gaming and gaming activities in the City of Henderson, Clark County, Nevada.

           "Operation" shall mean, with respect to the Project, that:

           (i) all Gaming Licenses necessary or appropriate to permit the Surviving Corporation or Gem to conduct non-restricted gaming operations at the Project have been granted and have not been revoked or suspended, and all necessary approvals from Nevada Gaming Authorities with respect to the transactions contemplated by this Agreement;

            (ii)   all   Encumbrances   (other   than
Permitted Encumbrances) related to the construction of the Project have been paid and/or otherwise satisfied and released;

           (iii)      the  Project has been completed to
Boulder Station Standards and is in a condition (including installation of all furnishings, Fixtures and Equipment) to receive guests in the ordinary course of business;

           (iv) gaming and other operations in accordance with applicable
Gaming Laws are open to the general public and are being conducted at the Project;

           (v)  a permanent or temporary certificate of
occupancy has been issued for the Project by the City of Henderson Building Department; and

           (vi) a notice of completion of the Project has been duly recorded.

          "Operation Date" shall mean the date upon which, in the reasonable determination of Ameristar, the Project begins
Operation.

           "Options" shall mean all options to purchase or lease real or personal property whether Gem be the grantor or grantee thereunder, including without limitation, the options to lease or purchase real property listed on Schedule 4.7.

           "ordinary course of business" or "ordinary course" or any similar phrase shall mean, with respect to Gem, the ordinary course of the Business and consistent with Gem's past practice.

            "Patents"   shall   mean  all  patents   and
patent
applications   and  registered  designs  and  registered
design
applications.

           "Payment Reserves" shall mean, as of the Effective Time, the sum of (i) the aggregate amount of cash and cash equivalents held by Gem, plus (ii) the amount that is available to be drawn under the Credit Facility.

          "Permits" shall mean all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, or any other Person, necessary or desirable for the past, present or anticipated conduct of, or relating to the operation of the Business, excluding Gaming Licenses.

          "Permitted Encumbrances" means:

          (a)  with respect to the Real Property and the Phase
II Real   Property,   (i)   materialmen's,  mechanics',
carriers', workmen's,
repairmen's  or  other  like  liens  arising  in  the
ordinary course of business for amounts not yet due or which
are being   contested  in  good  faith  by  appropriate
proceedings, provided that the Title Company insures the Surviving Corporation against collection of the same from the Real Property; (ii) liens for current taxes not yet due or any taxes being contested in good faith by appropriate proceedings, provided that the Title Company insures the Surviving Corporation against collection of such contested amounts from the Real Property; (iii) the Credit Facility;
(iv)  the Exterior Sign Lease; (v) the Vehicle  Rental Lease;
(vi) the Phone Lease; (vii) the Interim Funding Deed of Trust; and (viii) any title exceptions set forth on the Project Preliminary Title Report; and

           (b) with respect to any other Assets, (i) any Encumbrances securing the Credit Facility; (ii) to the extent such Assets are leased pursuant to the Exterior Sign Lease, the Encumbrance created by the Exterior Sign Lease;
(iii) to the extent such Assets are leased pursuant to the Vehicle Rental Lease, the Vehicle Rental Lease; and (iv) to the extent such Assets are leased pursuant to the Phone Lease, the Phone Lease.

            "Person"  shall  mean  any  individual,
corporation, partnership,   limited   liability   company,
joint    venture, association,    joint-stock   company,
trust,    unincorporated organization,  government or any
agency or political  subdivision thereof or any other entity.

           "Phase II" shall mean the additional development which Gem plans to effect at the Project.

           "Phase II Real Property" shall mean that certain real property located in Clark County, Nevada, and more particularly described on Exhibit K attached hereto.

          "Phone Lease" shall mean that certain Lease dated
March 29,  1996,
by  and  between Gem and NEC Business  Communications
System (West), Inc..

           "Plans  and  Specifications" shall mean  the
Existing Plans   and   Specifications   or   the   Approved
Plans    and Specifications.

           "Project" shall mean the project to develop, construct and operate certain hotel and casino improvements to be located on the Project Real Property in Henderson, Nevada, consisting more particularly of the improvements described in Exhibit I attached hereto.

           "Project Budget" shall mean the itemized schedule setting forth, on a line item basis, all of the costs which Gem anticipates to incur after the date hereof through the Operation Date in connection with the development, construction, equipping and opening of the Project attached hereto as Exhibit U, as such Project Budget may be amended from time to time by mutual consent of Ameristar and Gem.

           "Project Completion Amount" shall mean the sum of all of the Project Component Completion Amounts.

           "Project Component" shall mean each item listed in the left column on Exhibit T attached hereto.

            "Project Component Completion Amount" shall mean (i), as of the Closing, with respect to each of the Project Components, the amount certified by Gem in the Project Status Certificate and (ii) as of the date hereof, with respect to each of the Project Components, the corresponding amount listed in the right column on Exhibit T.

           "Project Preliminary Title Report" shall mean the Preliminary Title Report for the Project Real Property, a copy of which is attached hereto as Exhibit W.

           "Project Real Property" shall mean that certain real property located in Clark County, Nevada, and more particularly described on Exhibit J attached hereto.

           "Project Schedule" shall mean the project construction schedule attached hereto as Exhibit V.

          "Project Status Certificate" shall mean the
certificate to  be  completed by Gem and delivered to Ameristar upon  Closing pursuant  to  Section  3.2(a), in the  form
attached  hereto  as Exhibit                               B
and completed in form and substance reasonably acceptable to Ameristar and ACLV.

            "Proprietary  Rights"  shall  mean   all   of
Gem's
Copyrights, Patents, Trademarks, technology rights and licenses, computer software (including without limitation any source or object codes therefor or documentation relating thereto), trade secrets,
franchises,    know-how,    inventions,
designs,
specifications, plans, drawings and intellectual property rights.

           "Real  Property" shall mean the Project Real
Property and  all  other  real  property owned in fee  by  Gem, including without
limitation,  all  rights,  easements   and
privileges
appertaining or relating thereto, and all Improvements located thereon, if any.

           "Recapture Agreement" shall mean a Recapture
Agreement by and between Ameristar, Rebeil and Magliarditi substantially in the form of Exhibit M attached hereto, with
Schedule  2.1 thereof
completed to describe, with respect to each Gem Individual, by certificate number, the following number of shares of the Closing Delivery Ameristar Stock that will be delivered to such Gem Individual in accordance with clause 3.2(c):


                Gem Individual           Shares

               Rebeil                484,700
               Magliarditi            15,300

          "Registration Rights Agreement" shall mean that certain Registration Rights Agreement to be executed as of the Closing Date by Ameristar, Rebeil and Magliarditi in the form of Exhibit N attached hereto.

           "Registration Rights Consent" shall mean that certain Registration Rights Consent to be executed as of the Closing Date by Ameristar and Craig H. Neilsen, in the form of Exhibit O attached hereto.

           "Regulation S-X" shall mean Regulation S-X promulgated by the Securities and Exchange Commission as in effect at any time and from time-to-time.

            "Regulations"   shall  mean   any   laws,
statutes, ordinances,   regulations,  rules,  notice
requirements,   court decisions, agency guidelines, principles
of law and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation Environmental Laws, energy, motor vehicle safety, public utility, zoning, building and health codes, occupational safety and health and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours, excluding the Gaming Laws.

           "Representative" shall mean any officer, director, principal, attorney, agent, employee or other representative.

           "Securities"  shall mean all Ameristar  Common
Stock, options,  warrants to purchase Ameristar Common  Stock or  other securities
that  can  be  exercised  for,  converted  into,   or
exchanged for Ameristar Common Stock, in each case to the extent held or owned by any Holder.

          "Securities Act" shall mean the Securities Act of 1933, as amended and further amended from time-to-time.

           "Subsidiary" shall mean any corporation, partnership, joint venture or other legal entity of which Gem, Ameristar, ACLV or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other managing body or Person of such other legal entity.
            "Surviving Corporation" shall mean ACLV as the surviving corporation in the Merger.
           "Tax" shall mean any federal, state, local, foreign or other tax, levy, impost, fee, assessment or other government charge, including without limitation income, estimated income, business, occupation, franchise, property, payroll, personal property, sales, transfer, use, employment, commercial rent, occupancy, franchise or withholding taxes, and any premium, including without limitation interest, penalties and additions in connection therewith.
           "Title  Company"  shall mean Fidelity  National
Title Insurance Company.


            "Trademarks"   shall   mean  registered
trademarks, registered service marks, trademark and service mark applications and unregistered trademarks and service marks and all good will associated with any of the foregoing.

           "Trust" shall mean that certain Karizma Trust created under that certain Trust Agreement, dated July 2, 1991, as amended.

           "Vehicle Rental Lease" shall mean each lease or rental agreement that Ameristar shall have approved in its reasonable discretion for one or more busses, limousines or similar vehicles to be used in the operation of the Project.

            "Warrants" shall mean (a) agreements, rights to subscribe (including any preemptive rights), options, warrants, calls, commitments or rights of any character to purchase or otherwise acquire any common stock or other securities of Gem, and (b) outstanding securities of Gem that are convertible into or exchangeable for capital shares or other securities of Gem.

           "Working Capital Amount" shall mean $500,000, as such amount may be modified from time to time by written agreement of Ameristar and Gem.

           "Year-End Financial Statements" shall mean the audited Balance Sheets dated December 31, 1995, December 31,
1994,  and December                                 31,  1993,
prepared  in  accordance  with  GAAP   and
Regulation S-X, and the related audited Statements of Profit and Loss and audited Statements of Changes in Financial Position dated December 31, 1995, December 31, 1994, and December 31, 1993, each prepared in accordance with GAAP and Regulation S-X.

      1.2 Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

            Term                                   Section
            Adjustment Excess Payment              2.10(d)
            Adjustment Excess Payment Note         2.10(d)
            ALTA
9.7(a)
            Ameristar SEC Filings                  6.11
            Ameristar SEC Reports
5.5(a)
            Approved Plans and Specifications
6.7(c)
            Benefit Arrangement
4.19(a)
            Bulk Sales Act                         11.6
            Claim
            11.3(d)
            Claim Notice
11.3(d)
            Closing                                3.1
            Closing Delivery Ameristar Stock
3.2(d)(ii)
            Code                                   4.19(a)
            Consideration Value                    11.3(a)
            Consultant                             6.4(b)
            Contingency Escrow                     2.10(a)
            Contingency Escrow Cash                2.10(a)
            Damages                                11.3(a)
            Default Notice                         6.3
            Discretionary Change Account           6.7(e)
            Discretionary Change Order             6.7(d)
            Discretionary Change Request           6.7(d)
            Disqualified Holder                    11.4(b)
            Employment Contracts                   6.9
            Employee Plans                         4.19(a)
            Environmental   Claims                 4.25(a)
            Environmental Conditions               4.25(a)
            Environmental Laws                     4.25(a)
            Environmental Noncompliance            4.25(a)
            ERISA                                  4.19(a)
            ERISA Affiliate                        4.19(a)
            Exchange Act                           5.3(b)
            Expected Adjustment Amount             2.10(a)(i)
            Final Post-Closing Adjustment Notice   2.10(c)(i)
            Funding Request Application            6.7(q)
            Gem Air Documents                      6.13
            Closing Shares                         2.8(a)(i)
            Gem Shares                             Recital A
            Hazardous Substance                    4.25(a)
            Ineligible Person Amount               7.3(e)
            Multiemployer Plan                     4.19(a)
            Neilsen                                2.9
            Neilsen Pre-Closing Disposed Stock     2.9
            Nevada Gaming Approval Condition       9.10
            PBGC                                   4.19(a)
            Pension Plan                           4.19(a)
            Pre-Adjustment Consideration Stock     2.8(a)(i)
            Pre-Closing Offering                   2.9
            Pre-Closing Offering Reduction Shares 2.9(a) Pre-Closing Offering Reduction Shares
               Proceeds                            2.9(b)
            Preliminary Post-Closing Adjustment
               Notice                              2.10(c)
            Project Completion Date                2.10(a)(ii)
            Proposed Acquisition Transaction       6.2(a)
            Proxy Statement                        4.32
            Redemption Price                      11.4(e)
            Release                                4.25(a)
            Required Transfer                     11.4(b)
            SEC                                    5.5(a)
            Title Policy                           9.7(a)
            Transfer                              11.8
            Trustee                               11.4(e)
            Voting Trust Agreement                11.4(d)
            Welfare Plan                           4.19(a)


                           Article 2

                           The Merger

      2.1 The Merger. In accordance with the provisions of this Agreement and the GCL, on the Closing Date, Gem will be merged with and into ACLV, and ACLV shall be the surviving corporation in the Merger, shall continue its corporate existence under the laws of the State of Nevada, and shall be a wholly-owned subsidiary of Ameristar. At the Effective Time, the separate existence of Gem shall cease. By signing this Agreement, each Gem Individual hereby consents to and approves the Merger.
       2.2    Articles   of  Incorporation.   The   Articles
of
Incorporation of ACLV, as in effect immediately prior to the Closing Date, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law.
     2.3 By-Laws. The By-Laws of ACLV, as in effect immediately prior to the Closing Date, shall be the By-Laws of the Surviving Corporation until thereafter amended as provided by law.

       2.4   Directors  and  Officers.   The  directors  of
ACLV immediately prior to the Closing Date shall, after the Effective Time, be the directors of the Surviving
Corporation.                                              The
officers of ACLV immediately prior the Closing Date shall, after the Closing Date, be the officers of the Surviving Corporation; provided, however, Gregg P. Schatzman shall be  the  General Manager  of  "The Reserve Hotel and Casino"
and J.  Todd  Stewart shall   be   the   Chief  Financial
Officer  of  the   Surviving Corporation.    Each  director
and  officer  of  the   Surviving Corporation shall hold office
in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation.

      2.5 Articles of Merger. ACLV and Gem shall file the Articles of Merger with the Secretary of State of the State of Nevada in accordance with the provisions of Section 92A.005 et. seq. of the GCL at the time of the Closing. The Merger shall become effective at the Effective Time.

     2.6 Effect of Merger. Upon consummation of the Merger, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises, including those of a public as well as of a private nature, of each of the Constituent Corporations, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all of the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as for all other choses in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several, and respective Constituent Corporations; and the title to any real estate, vested by deed or otherwise, under the laws of Nevada or elsewhere in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property as of the Effective Time of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of each of the Constituent Corporations as of the Effective Time shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

      2.7   Additional  Actions.   If,  at  any  time  after
the Effective Time, the Surviving Corporation shall believe or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of either Constituent Corporation acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, either Constituent Corporation and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assur ances in law and to undertake all such acts necessary or desirable to vest, perfect or confirm, of record or otherwise, such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of either Constituent Corporation or otherwise to take any and all such action.

      2.8 Conversion of Shares. In consideration of the Merger, all shares of Gem Stock will be exchanged as follows:

           (a) Each of the Gem Stockholders who is not an Ineligible Person shall receive:
                (i)   the  number  of shares of Ameristar
Common Stock that equals the product of (A) such Gem Stockholder's Gem Proportionate Interest multiplied times (B)
(1) seven million five hundred thousand (7,500,000) shares of validly issued, fully paid, non-assessable and unregistered shares of Ameristar Common Stock (the "Pre-Adjustment Consideration Stock"), less (2) the number of such shares of Ameristar Common Stock that constitute Pre-Closing Offering Reduction Shares (such product with respect to each such
Gem Stockholder, such Gem Stockholder's  "Closing Shares"); and
                (ii) cash, in an amount equal to the product of (A) such Gem Stockholder's Gem Proportionate Interest multiplied times (B) (1) the Pre-Closing Offering Reduction Shares Proceeds less (2) the Adjustment Amount, if any.
           (b)   Each  Ineligible Person who is a Gem
Stockholder shall receive the right to receive payments in accordance with clause 7.3(e)
      2.9   Pre-Closing  Offering.  The parties  acknowledge
and
agree that nothing herein shall be construed to preclude or limit Ameristar from (i) authorizing an additional twenty million (20,000,000) shares of Ameristar Common Stock, (ii) filing an appropriate registration statement with the Securities and
Exchange Commission in order to effect, prior to the Closing, the sale through an underwritten public offering of Ameristar Common Stock, or (iii) selling up to ten million (10,000,000)
shares  of Ameristar   Common  Stock  pursuant  to  any  such
registration statement.
In   Ameristar's  discretion,   said   registration
statement may cover Ameristar Common Stock not previously sold by Ameristar and Ameristar Common Stock owned by other Persons (including, without limitation, Craig H. Neilsen, whether in his individual capacity or in his capacity as a trustee or other fiduciary).
The sale of any Ameristar Common Stock pursuant  to
any  such  registration  statement (the  "Pre-Closing
Offering") shall   not
cause   any   adjustment  in   the   Pre-Adjustment
Consideration Stock, unless the Ameristar Common Stock so sold was owned by Craig H. Neilsen (whether in his individual capacity or in his capacity as a trustee or other fiduciary ("Neilsen")) immediately prior to such sale (the "Neilsen Pre-Closing Disposed Stock"), in which case:

            (a)    The   seven  million  five  hundred
thousand (7,500,000) shares of Pre-Adjustment Consideration Stock set forth in Section 2.8 shall be reduced by the number of shares, not to exceed five hundred thousand (500,000), that is equal to one-half (1/2) of the Neilsen Pre-Closing Disposed Stock (the amount of said reduction referred to herein as the "Pre-Closing Offering Reduction Shares"); and
           (b)   The  gross proceeds from the sale  of  the
PreClosing   Offering  Reduction  Shares,  less  any
underwriter's discount, shall be treated herein as the "Pre-Closing Offering Reduction Shares Proceeds."
     2.10 Consideration Adjustment. The parties generally intend that (i) ACLV and the Gem Individuals will share responsibility for the Completion Differential, if any, and
(ii) the Contingency Escrow Cash, if any, will be held in the Contingency Escrow until the Project is placed into Operation in order to provide a source of funds to cover the Gem Individual's share of the Completion Differential. In furtherance of this general intent, the parties more specifically agree as follows:
           (a) Each of the Parties to the Escrow Agreement shall execute the Escrow Agreement concurrently herewith.
Funds shall be deposited into the escrow created under the Escrow Agreement (the "Contingency Escrow") as follows:
                (i)   Unless at the time of the Closing  (A)
the Operation Date shall have occurred, (B) each Contractor and each Additional Contractor shall have delivered a Contractor Consent with the box in Paragraph 2(m) thereof checked so as
to indicate that   all   of  such  Contractor's  work  under
its  respective Contractor  Contract has been completed, and
(C) each Architect shall have delivered an Architect Consent with the box in Paragraph 2(k) thereof checked so as to indicate that all such Architect's work under its respective Architect Contract has been completed, if the Pre-
Closing Offering shall have occurred before the   Closing,
then at the Closing, Ameristar shall, after consultation with the Gem Individuals, compute the expected amount of the Adjustment Amount based on Ameristar's good faith projections of the Surviving Corporation's aggregate expenses, costs and Liabilities to be incurred between the Closing and the Operation Date in the completion of all Project Components (the "Expected Adjustment Amount") and Ameristar shall deposit into the Contingency Escrow the
lesser of (A) the Expected Adjustment Amount   and  (B)  the
Pre-Closing  Offering  Reduction   Shares Proceeds.
                (ii)  In  addition, if any of the Gem
Individuals Transfer (as that term is defined in Section 11.8) any interest in any Ameristar Common Stock before the date when (A) the Operation Date shall have occurred, (B) each Contractor and each Additional Contractor shall have delivered a Contractor Consent with the box in Paragraph 2(m)
thereof checked so as to indicate that   all   of  such
Contractor's work under its respective Contractor Contract has been completed, and (C) each Architect shall have delivered an Architect Consent with the box in Paragraph
2(k) thereof checked so as to indicate that all such Architect's work under its respective Architect Contract has been completed (such date, the "Project Completion Date"), then such Gem Individual shall deposit into the Contingency Escrow the lesser of (i) the proceeds of such Transfer, and
(ii) the excess of  the  Expected  Adjustment  Amount  over
the  amount  of  the Contingency   Escrow  Cash,  immediately
after  receiving                                        such
proceeds.

The cash deposited into the Contingency Escrow pursuant to this Subsection 2.10(a) sometimes is referred to herein as the "Contingency Escrow Cash."
            (b)    Within  sixty  (60)  days  after  the
Project Completion Date, Ameristar shall calculate the Gem Individuals' share of the Completion Differential which shall be deemed to equal the Adjustment Amount.
           (c) Ameristar shall then send a notice to the Gem
Individuals (the "Preliminary Post-Closing Adjustment Notice") setting forth Ameristar's computation of the Adjustment Amount. The Preliminary Post-Closing Adjustment Notice shall be processed as follows:

                 (i)    If   the  Gem  Individuals  concur
with
Ameristar's computation of the Adjustment Amount, as set forth in the Preliminary Post-Closing Adjustment Notice, then the Gem Individuals shall so notify Ameristar within five (5) business days after receiving the Preliminary Post-Closing Adjustment Notice, and Ameristar and the Gem Individuals shall thereafter execute an additional notice, which additional notice shall set forth the Adjustment Amount, as set forth on the Preliminary PostClosing Adjustment Notice, and such additional notice shall be deemed to be the "Final Post-Closing Adjustment Notice."

                 (ii)  If  the  Gem  Individuals  disagree
with
Ameristar's computation of the Adjustment Amount, as set forth in the Preliminary Post-Closing Adjustment Notice, then the Gem Individuals shall so notify Ameristar and the Gem Individuals' notice shall set forth the basis of the Gem Individuals' disagreement in reasonable detail. Within five (5) business days after the Gem Individuals shall have received the Preliminary Post-Closing Adjustment Notice, the Gem Individuals and an authorized representative of Ameristar shall use their best efforts to meet and confer in Las Vegas, Nevada, within two (2) business days thereafter with a view towards agreeing on the Adjustment Amount. If Ameristar's representative and the Gem Individuals agree on the Adjustment Amount within five (5) business days after the Gem Individuals shall have notified Ameristar that the Gem Individuals disagree with Ameristar's computation of the Adjustment Amount, then Ameristar and the Gem Individuals shall thereafter execute an additional notice, which additional notice shall set forth such agreed upon Adjustment Amount, and such additional notice shall be deemed to be the "Final Post-Closing Adjustment Notice." If the Gem Individuals fail to notify Ameristar that the Gem Individuals disagree with Ameristar's computation of the Adjustment Amount within five
(5) business days after the Gem Individuals shall have received the Preliminary Post-Closing Adjustment Notice (as set forth in this paragraph (ii)) then the Gem Individuals shall be deemed to have concurred with Ameristar's computation of the Adjustment Amount.

                (iii)      If Ameristar's Representative and
the Gem Individuals fail to agree on the Adjustment Amount within five (5) business days after the Gem Individuals shall have notified Ameristar that the Gem Individuals
disagree   with
Ameristar's computation of the Adjustment Amount, then any party shall have the right to submit the dispute with respect to the computation of the Adjustment Amount to arbitration in
accordance with  Section                              12.13
hereof. In connection with such arbitration, the parties agree to take such actions, including without limitation the payment of additional arbitration fees, as may be reasonably necessary to cause such arbitration to be concluded as quickly as shall be commercially practicable. Following a final determination of the Adjustment Amount in such arbitration proceeding, Ameristar and the Gem Individuals shall thereafter execute an additional notice, which additional notice shall set forth the Adjustment Amount as determined in such arbitration, and such additional notice shall be deemed to be the "Final PostClosing Adjustment Notice."

If any Contingency Escrow Cash shall have been deposited into the Contingency
Escrow,  the  Final Post-Closing  Adjustment  Notice
shall  also  be sent to the Escrow Agent and shall  instruct the
Escrow  Agent  to  distribute  the  Contingency  Escrow  Cash to
Ameristar,  up  to  the Adjustment Amount.   If  any
Contingency Escrow  Cash  remains  in  the possession  of  the
Escrow  Agent following
the
distribution of the Contingency Escrow Cash pursuant to the foregoing sentence, then Ameristar shall, in the Post-Closing Adjustment Notice, direct the Escrow Agent to distribute such remaining cash to the Gem Individuals. The Gem Individuals shall not interfere with, and shall take all steps reasonably requested by Ameristar in order to
facilitate,  the  distributions                              to
Ameristar from the Contingency Escrow contemplated by clause 2.10(a).

           (d) If the Adjustment Amount, as described in the Final Post-Closing Adjustment Notice, if any, exceeds the
amount of   the  Contingency  Escrow  Cash  disbursed  to
Ameristar   in
accordance  with clause 2.10(c), if any, then the Gem
Individuals shall,  not
later  than the later of (i)  the  Closing  Date
or
(ii) five (5) days after the Gem Individuals shall have received a draft of the Final Post-Closing Adjustment Notice
executed   by
Ameristar, at their option, either (i) pay to Ameristar such excess amount, together with interest thereon computed at the same floating rate per annum that is accruing on Ameristar's largest debt obligation from the date of the Preliminary PostClosing Adjustment Notice until the date of payment, or the date of the Adjustment Excess Payment Note, as the case may be (the "Adjustment
Excess  Payment"), or (ii) execute  and  deliver
to
Ameristar  a promissory note, dated as of the date that  the
Gem Individuals
execute  such  promissory  note,  in  the  form
of
Exhibit Q with (A) the "Principal Amount" (as defined therein) equal to the amount of the Adjustment Excess Payment; (B) the "Maturity Date" (as defined therein) completed as the date that is the three year anniversary of the Closing Date; and (C) the accrual of interest on a formulaic rate equal to the rate from time to time accruing
on Ameristar's largest debt obligation                       as
of the Operation Date (determined on the basis of the principal amount) (the "Adjustment Excess Payment Note").

           (e) For the purposes of this Section 2.10, any notice to be delivered by Ameristar to any of all of the Gem Individuals may be delivered by Ameristar to Magliarditi and upon delivery to Magliarditi all  such Gem Individuals shall be  deemed  to  have
received  such notice.  Ameristar shall be entitled to rely
upon any  notice                                             or
other statement of Magliarditi as a statement representing each of the Gem Individuals, and any statement by
Magliarditi shall be deemed to be a statement of each of the Gem Individuals.

      2.11  Closing  Costs; Transfer Taxes and  Fees.
Ameristar shall pay any documentary and transfer taxes and any sales, use or other taxes imposed by reason of the transfers of Assets provided hereunder and any deficiency, interest or penalty asserted with respect thereto, all fees and costs of recording or filing all applicable conveyancing instruments described in
Section 3.2(a), and all costs of obtaining the transfer of existing Permits which may be lawfully transferred.
Ameristar and the Surviving Corporation shall be solely responsible for all costs and fees payable to any Gaming Authority resulting from any transaction contemplated by this Agreement.
                           Article 3

                            Closing

      3.1 Closing. The Closing of the transactions contemplated herein (the "Closing") shall be held at 10:00 a.m.
local time on the Closing Date at the offices of Schreck, Jones, Bernhard, Woloson & Godfrey, Las Vegas, Nevada, unless the parties hereto otherwise agree.
     3.2  Deliveries at Closing.

           (a)   Documents Confirming Status of the Project.
To
confirm the status of the Project at the Closing and confirm
the covenants   of
certain  third  parties  to   the   transactions
contemplated hereby, Gem shall, at the Closing, deliver to Ameristar and ACLV each of the following documents in a form reasonably acceptable to Ameristar and ACLV:

                (i)   The Project Status Certificate in the
form attached hereto as Exhibit B, which shall be completed to
be true and  correct  in  all  material  respects.   The
Project Status Certificate shall be signed by Rebeil and the appropriate Representatives of Gem;

               (ii) As exhibits to the Project Status
Certificate to be delivered pursuant to Section 3.2(a)(i), the appropriate Consent for each Contractor Contract and each Architect Contract, duly executed by the appropriate Contractor or Architect, as applicable, and dated as of a date no earlier than two (2) business days before the Closing Date;

                (iii)      As  an  exhibit to the Project
Status
Certificate to be delivered pursuant to Section 3.2(a)(i), the
Credit Facility Consent duly executed by each lender under the Credit Facility and dated as of a date no earlier than two (2) business days before the Closing Date;

                 (iv)   As  an  exhibit  to  the  Project
Status Certificate  to      be  delivered pursuant to Section
3.2(a)(i),  a
Consent to Assignment of Lease for each Lease, including without limitation, the Exterior Sign Lease, the Vehicle Rental Lease and the Phone Lease, executed by Gem's counterparty to such Lease, and dated as of a date no earlier than two (2) business days before the Closing Date;

                 (v)    As  an  exhibit  to  the  Project
Status Certificate  to      be  delivered pursuant to Section
3.2(a)(i),  a
Consent to Assignment of Option Contract for each Option, executed by Gem's counterparty to such Option and dated as of a date no earlier than two (2) business days before the Closing Date; and

                 (vi)   As  an  exhibit  to  the  Project
Status Certificate  to      be  delivered pursuant to Section
3.2(a)(i),  a
General Consent duly executed by each of Gem's counterparties under any Contract, other than the Architect Contract, Contractor Contracts and the documents evidencing or securing the Credit Facility, and dated as of a date no earlier than two (2) business days before the Closing Date.

           (b) Instruments and Possession. Upon consummation of the Merger referred to in Section 2.1, Gem will, at the Closing, deliver to ACLV all of the following items and documents in a form reasonably acceptable to Ameristar and
ACLV:
               (i)  all cash and cash equivalents of Gem; and
                (ii)  all Books and Records, Contracts,
Options, Permits, Leases and Proprietary Rights to the extent in the possession of Gem or any of its Subsidiaries.
          (c)  Other Documents.
               (i)  Articles of Merger.  At the Closing, and
upon the terms and subject to the conditions contained herein, ACLV and Gem shall deliver to each other the Articles of Merger duly executed by appropriate representatives thereof.
                (ii) Certificates; Opinions. At the Closing, and upon the terms and subject to the conditions contained herein, ACLV and Gem shall deliver to each other the certificates, opinions of counsel and other matters described in Articles 8 and 9.
                (iii)     Permits.  At the Closing, and upon
the terms and subject to the conditions contained herein, Gem shall deliver all Permits and any other third party consents required for the Merger.
                (iv)  Ancillary Agreements.  At the Closing,
and upon the terms and subject to the conditions contained herein, Ameristar, ACLV, Gem and each Gem Individual shall execute and deliver each of the Ancillary Agreements to which it is a party.
               (v)  Registration Rights Consent.  At the
Closing, Ameristar shall and shall cause Craig H. Neilsen to execute and deliver a Registration Rights Consent in the form of Exhibit O.
          (d) Consideration. At the Closing, and upon the terms and subject to the condition contained herein, Ameristar shall deliver the Merger Consideration to the
Gem  Stockholders  as follows:
                (i)   Ameristar  shall  deliver  the  Pre-
Closing Offering  Reduction Shares Proceeds, to the extent that
the  same do   not
constitute  Contingency  Escrow   Cash   pursuant   to
Section 2.9(a) hereof.

                 (ii)   Ameristar  shall  deliver  to  each
Gem
Stockholder   who   is  not  an  Ineligible  Person,   such
Gem
Individual's Closing Shares, if any. The shares of Ameristar Common Stock required to be delivered by Ameristar at Closing pursuant to this section 3.2(d)(ii) sometimes is referred to herein as the "Closing Delivery Ameristar Stock."

          (e) Form of Instruments. To the extent that a form of any document to be delivered hereunder is not attached as an exhibit hereto, such document shall be in form and
substance, and shall   be   executed  and  delivered  in  a
manner,  reasonably satisfactory to the recipient thereof.


                           Article 4

               Representations and Warranties of
                Gem, Rebeil and Gem Individuals

Gem and Rebeil hereby jointly and severally represent and warrant (and each of the Gem Individuals with respect to Sections 4.2(b), 4.30, 4.31, 4.32, 4.34, 4.35, 4.36, 4.37
and
4.38  hereby  represents and warrants) to Ameristar and  ACLV
as follows,     except  as  otherwise  set  forth  on  the
Disclosure
Schedule, which representations and warranties are, as of the date hereof, and, except for representations and warranties stated to be true as of a date other than the date hereof, will be, as of the Closing Date, true and correct:

      4.1 Organization of Gem. Gem is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to conduct the Business as it is presently being conducted and to own and lease its properties and assets. Gem is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Assets or the
Business.   Copies of the Articles of Incorporation  and By-
Laws of Gem, and all amendments thereto, heretofore delivered to ACLV are accurate and complete as of the date
hereof. Schedule                                          4.1
contains a true, correct and complete list of all jurisdictions in which Gem is qualified to do business as a foreign corporation. Gem does not have any Subsidiaries. Other than the stock and warrants listed in Exhibit L attached hereto, Gem has no direct or indirect stock or other equity or ownership interest
(whether controlling or not) in any corporation, association, partnership, joint venture or other entity.

     4.2  Capitalization.

                (a)   The Gem Shares constitute all of the
issued and  outstanding  shares of capital stock of Gem.   In
addition, five thousand (5,000) shares of Gem Stock have been validly authorized but not issued and, together with the Gem Shares, constitute all of the Gem Stock that has been authorized by Gem to date.
                (b) The Gem Individuals own, beneficially and of record, all of the Gem Shares and each Gem Individual owns, beneficially and of record, the number of Gem Shares set
forth on Schedule                                         4.2
free and clear of all Encumbrances, other than Encumbrances which exist solely by virtue of applicable Gaming Laws.

           Except as disclosed in Schedule 4.2, Gem has no obligation, contingent or otherwise, to issue, sell, repurchase, redeem or otherwise acquire any of the Gem Shares or other shares of Gem Stock.
      4.3 Authorization. Gem has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement and the Ancillary Agreements, to consummate the transactions contemplated hereby and thereby and to perform its
obligations hereunder and thereunder.                     The
execution and delivery of this Agreement and the Ancillary Agreements by Gem and the consummation by Gem of the transactions contemplated hereby and thereby have been duly approved by the board of directors of Gem and the Gem
Individuals.   No  other corporate  proceedings  on  the part
of Gem are necessary to authorize this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Gem and the Gem Individuals and is, and upon execution and delivery of the Ancillary Agreements will be, legal, valid and binding obligations of Gem and the Gem Individuals enforceable against them in accordance with its terms.
      4.4 No Adverse Change. Since the Interim Balance Sheet Date, except as set forth on Schedule 4.4, there has not been any
                (a)  actual or threatened material adverse
change in Gem's condition (financial or otherwise), assets, liabilities, working capital, earnings, business, reserves, revenues, income earnings, or prospects;
                 (b)   material  change  in  accounting
methods, principles  or  practices  by  Gem  affecting  the
Assets,        its
Liabilities or the Business;

                (c)   material revaluation by Gem of any  of
the Assets, including without limitation, writing off notes or accounts receivable;

                (d)  damage, destruction or loss (whether or
not covered by insurance) adversely affecting the Assets or the Business;

               (e) cancellation of any indebtedness or waiver or release of any right or claim of Gem relating to its activities or properties which had or will have a material adverse effect on the Assets or the Business;

                (f)   declaration, setting aside, or  payment
of dividends or distributions by Gem in respect of any capital stock of Gem or any redemption, purchase or other acquisition of any of Gem's equity securities;

                (g)  increase in the rate of compensation
payable to or to become payable to any director, officer or other employee of Gem or any consultant (other than amounts
payable  to attorneys   in  the  ordinary  course  and  in
accordance   with commercially  reasonable practice),
Representative  or  agent  of Gem, including without
limitation, the making of any loan to,  or the   payment,
grant  or  accrual  of  any   bonus,   incentive
compensation, service award or other similar benefit to any such Person, or the addition to, modification of, or contribution to any Employee Plan, arrangement or practice described in the Disclosure Schedule;

                (h)   adverse change in employee relations
which has or is reasonably likely to have a material adverse effect on the productivity, the financial condition, results of operations or Business of Gem or the relationships between the employees of Gem and the management of Gem;

               (i) amendment, cancellation or termination of any Contract, Option, Lease, commitment, agreement, transaction or Permit relating to the Assets or the Business or entry into any Contract, Option, Lease, commitment, agreement, transaction or Permit which is not in the ordinary course of business, including without limitation, any employment or consulting contracts;

                (j) mortgage, pledge or other encumbrance of any Assets;

                (k)  sales, assignment or transfer of any of
the Assets;

                 (l)   incurrence  of  indebtedness  by  Gem
for borrowed money or commitment to borrow money entered into by Gem, or loans made or agreed to be made by Gem, or indebtedness granted to Gem;

                (m)   incurrence  by  Gem of Liabilities,
except Liabilities incurred in the ordinary course of business, or increase or change in any assumptions underlying or methods of calculating, any doubtful account contingency or other reserves of Gem;

                (n)   payment, discharge or satisfaction  of
any material Liabilities of Gem other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities set forth or reserved for on the Interim Financial Statements or incurred in the ordinary course of business;

                (o)  capital expenditure or the execution of
any Lease, other than in the ordinary course of the completion of the Project, or any incurring of any obligation therefor by Gem involving monthly payments in excess of One
Thousand  Dollars ($1,000) in the aggregate;

               (p)  failure to repay any obligation of Gem;

                (q)   failure  of  Gem  reasonably  to  carry
on diligently the Business in the ordinary course so as to keep available to Ameristar and ACLV the services of Gem's employees, and to preserve for Ameristar and ACLV the
Assets  and  the Business   and  the  goodwill  of  Gem's
suppliers,   customers, distributors and others having business
relations with it;

                (r)   disposition or lapsing of  any
Proprietary Rights  or  any
disposition or disclosure to any Person of any Proprietary Rights not theretofore a matter of public knowledge;

                (s)   payment  from Gem to or on  behalf  of
any officer, director, stockholder or employee of Gem, pursuant to any agreement between Gem and any such Person or otherwise;

                (t) construction of the Project other than in a commercially appropriate manner, and in substantial accordance with the Existing Plans and Specifications;

                (u)   material  change  in  the  design,
Project Budget,  Project Schedule, or in the Contracts,
Permits, licenses or other rights or obligations of Gem applicable to the Assets or necessary or appropriate for Operation of the Project;

                (v) event that is reasonably likely to result in the loss, suspension, impairment or non-issuance of any material Gaming License necessary or appropriate to Operation of the Project;

                (w)  agreement by Gem to do any of the
foregoing; or

               (x)  any other event or condition of any
character which in any one case or in the aggregate has materially adversely affected, or any event or condition known to Gem (other than matters of general public knowledge relating to general economic conditions or Gem's industry as a whole) which it is reasonable to expect will, in any one
case or in the  aggregate, materially   adversely  affect  in
the  future,  the   condition (financial  or otherwise),
assets, liabilities, working capital, reserves, earnings, Business or prospects of Gem.

      4.5 Assets. Excluding the Real Property and the Assets covered by the Exterior Sign Lease, the Vehicle Rental Lease and the Phone Lease, Gem has good and marketable title to the Assets and upon the consummation of the transactions contemplated hereby, the Surviving Corporation will have good and marketable title to all of the Assets, free and clear of any Encumbrances, except for Permitted Encumbrances. Schedule 4.5 contains an accurate list and summary description of all tangible Assets where the value of an individual item exceeds One Thousand Dollars ($1,000) or where an aggregate of similar items exceeds One
Thousand      Dollars      ($1,000).                 To
the
knowledge of Gem, all tangible assets and properties which are part of the Assets are in good operating condition and repair and are usable in the ordinary course of business and conform in all material respects to all applicable Regulations (including Environmental Laws) relating to their construction, use and operation, ordinary wear and tear excepted.

      4.6 Real Property. Schedule 4.6 contains a complete and accurate list of all Real Property.

           (a) Real Property. At the Closing, Gem will have and the Surviving Corporation will have good and marketable  fee simple  title  to  all  Real  Property  free and  clear  of  all Encumbrances,  except  for  Permitted
Encumbrances.   Gem  enjoys peaceful and undisturbed possession
of all Real Property.

           (b)   Actions.   There  are  no  pending  or,  to
the knowledge of Gem, threatened condemnation proceedings or other Actions relating to any Real Property.

          (c) Leases or Other Agreements. Except for the Leases listed on Schedule 4.7, there are no leases, subleases, licenses, occupancy agreements, options, rights, concessions or other agreements or arrangements, written or oral, granting to any Person the right to purchase, use or occupy any Real Property or any portion thereof or interest in any such Real Property.

           (d)   Utilities.   All Improvements are  (and  to
the knowledge of Gem, the Project upon completion will continue to be) supplied with utilities (including without limitation water, sewage, disposal, electricity, gas and telephone) and other services necessary for the operation of such Improvements as currently operated (and for Operation of the Project), and there is no condition which would reasonably be expected to result in the termination of
the present access from any  Improvement  to such   utility
services.   All  utilities  and  other   services necessary
for the operation of the Improvements, the Person who provides or will provide each such utility or services and any Contract with respect thereto are described on Schedule 4.6A. To Gem's knowledge, all utilities required for the construction and Operation of the Project will be available at such times as are reasonably appropriate to complete construction and commence Operation of the Project as contemplated by the Project Schedule.

           (e)   Construction of Improvements.  All
Improvements that have been constructed on the Real Property have been constructed (i) in conformity, in all material respects, with all applicable Regulations and the Approved Plans and Specifications, (ii) so that such Improvements are structurally sound and contain no material defects and (iii) to a standard at least equal to Boulder Station Standards. As of the date hereof, and without taking into account any Changes, Gem has no reason to anticipate that the Operation Date will not occur on or before October 1, 1996.

           (f)   No  Special  Assessment.  Gem has  not
received
notice of any special assessment relating to any Real Property or any portion thereof and there is no pending or, to Gem's knowledge, threatened special assessment.

     4.7  Contracts and Options.

          (a) Contracts. Schedule 4.7 sets forth a complete and accurate list of all Contracts and Options, including without limitation, those Contracts and Options falling within the following categories:

                (i)   Contracts  made in the ordinary  course
of business;

                 (ii)  All  Contractor  Contracts  and
Architect Contract(s);

                 (iii)      Employment  contracts  and
severance agreements, including without limitation Contracts
(A) to  employ or  terminate  executive officers or other
personnel  and  other contracts   with  present  or  former
officers,   directors   or stockholders of Gem or (B) that will
result in the payment by, or the creation of any Liability to pay on behalf of ACLV or Gem any severance, termination, "golden parachute," or other similar payments to any present or former personnel following termination of employment or otherwise as a result of the consummation of the transactions contemplated by this Agreement;

                 (iv)   Labor   or  union  contracts,
including collective   bargaining,  employment  and   material
consulting agreements to which Gem or any Subsidiary is a party;

                (v)   Distribution, franchise, license,
technical assistance, sales, conditional sales, commission, consulting, agency or advertising contracts related to the Assets or the Business;

               (vi) Options with respect to any property, real or personal, whether Gem shall be the grantor or grantee thereunder;

                (vii)     Contracts involving future
expenditures or Liabilities, actual or potential, in excess of Ten Thousand Dollars ($10,000) or otherwise material to the Business or the Assets;

                (viii)     Contracts or commitments  relating
to commission arrangements with others;

                 (ix)   Promissory   notes,  loans,
agreements, indentures,  evidences  of  indebtedness,  letters
of   credit, guarantees, or other instruments relating to an
obligation to pay money,  whether       Gem shall be the
borrower, lender  or  guarantor
thereunder or whereby any Assets are pledged (excluding credit provided by Gem in the ordinary course of business to purchasers of its products);

                (x)  Contracts containing covenants limiting
the freedom of Gem or any officer, director, stockholder or Affiliate of Gem, to engage in any line of business or compete with any person;

               (xi) Any Contract with the United States, state or local government or any agency or department thereof; and

                (xii)      Material rental, warranty and
service Contracts.
Gem has delivered to ACLV true, correct and complete copies of all of the Contracts and Options listed on Schedule
4.7,
including all amendments and supplements thereto.

           (b)   Absence  of  Defaults.  All  of  the
Contracts, Options and Leases to which Gem is party or by which it or any of the Assets is bound or affected (including the instruments and other documents that evidence, secure or govern the Credit Facility) are valid, binding and enforceable against the parties thereto other than Gem in accordance with their terms. Gem has fulfilled, or taken all action necessary to enable it to fulfill when due, all
of its material obligations under each of such Contracts, Options and Leases. To Gem's knowledge, all parties to such Contracts, Options and Leases have complied in all material respects with the provisions thereof, no party is in Default thereunder and no notice of any claim of Default has been
received by   Gem.
Gem
has no reason to believe that the products and services called for by any unfinished Contract cannot be supplied in accordance with the terms of such Contract, including time specifications, and has no reason to believe that any unfinished Contract will upon performance by Gem result in a material loss to Gem. With respect to any Leases, Gem has not received any notice of cancellation or termination under any option or right reserved to the lessor, or any notice of Default, thereunder.

          (c) Leases. Schedule 4.7 also contains a complete and accurate description of the terms of all Leases, including without limitation, a general description of the leased property or items, the term, the monthly/annual rent, any and all renewal options, and any requirements for the consent of third parties to assignments thereof.

           (d) Project Components. Except as set forth in Schedule 4.7, the Contractor Contracts, the Architect Contract, the Exterior Sign Lease, the Vehicle Rental Lease
and the  Phone Lease   are   in  terms  and  conditions  that
are commercially reasonable as to Gem given the Project's scope and current state of development and constitute all of the Contracts and agreements that are necessary or appropriate for construction, procurement and installation of the Project and collectively require the Contractors to construct, procure and install the entire Project.

           (e)   Existing  Employment  Contracts.   The
Existing Employment Contracts constitute all of the Contracts between Gem and any of the Gem Individuals with respect to monetary and other compensation to be paid to the Gem Individuals for services rendered to Gem.

      4.8  Permits.  (a)  Schedule 4.8 sets forth a complete
list
of  all  Permits held by Gem and, except as set forth in
Schedule 4.8,  each  such Permit is freely transferable to  the
Surviving Corporation.   Except  (i) as set forth on Schedule
4.8 and in Section 4.8(d) and (ii) construction related Permits that are ministerial, non-discretionary and not required for the current phase of construction, Gem has each and every  Permit  that  is
required under any regulation or law or otherwise required for the construction, development or operation of the Project. Gem has,  and  at all times has had, all Permits required  under any
Regulation (including Environmental Laws) in the operation of its Business or in the ownership of the Assets, and owns or possesses such Permits free and clear of all Encumbrances other than Permitted
Encumbrances.   Gem is not  in  Default,  nor  has  it
received any notice of any claim of Default, with respect to
any such  Permit.   Except as otherwise governed  by  law,  all
such Permits are renewable by their terms or in the ordinary course of business
without   the  need  to  comply   with   any   special
qualification procedures or to pay any amounts other than routine filing fees and, except as set forth on Schedule 4.8, will not be adversely
affected  by  the  completion  of  the   transactions
contemplated by this Agreement.  Except as set forth on
Schedule 4.8, no present or former Subsidiary, stockholder, director, officer or employee of Gem or any Affiliate thereof, or any other Person, firm, corporation or other entity, owns or has any proprietary, financial or other interest (direct or indirect) in any Permit which Gem owns, possesses or uses.

           (b) Other than (i) any required filings under the HSR Act or (ii) in connection with or in compliance with any Gaming Laws, and except as disclosed on Schedule 4.8 hereto, no notice to,
declaration,              filing
or
registration with, or Permit from, any domestic or foreign governmental or regulatory body or authority, or any other Person, is required to be made or obtained by Gem in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

           (c) Gem has no reason to anticipate that any Permit that is required for the continuous development and operation of the Project will not be issued in the ordinary course of business.
Gem has no reason to anticipate that, as of the Closing Date, Ameristar or the Surviving Corporation will not be able to timely obtain, by transfer from Gem or otherwise, all Permits necessary or appropriate for the operation of the Project on and after the Operation Date.

          (d) Gem has filed the Existing Gaming Application with the Nevada Gaming Authorities and has taken all actions required under any
Gaming Law or any applicable rule or order of any Gaming Authority as of the Closing Date for the issuance of all appropriate Gaming Licenses for the operation of the Project. Gem has no reason to anticipate that Ameristar or the Surviving Corporation will not be able to timely obtain, by transfer from Gem or otherwise, all Gaming Licenses necessary or appropriate to the operation of the Project on and after the Operation Date.

      4.9 No Conflict or Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Gem with any of the provisions hereof, will (a) violate or conflict with any provision of the Articles of Incorporation or By-Laws of Gem, (b) violate, conflict with, or result in or constitute a Default under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the Assets under, any of the terms, conditions or provisions of any Contract, Option, Lease or Permit, (i) to which Gem is a party or (ii) by which the Assets are bound, (c) violate any Regulation or Court Order, (d) impose any Encumbrance on the Assets or the Business, or (e) result in the loss or suspension or impairment of any Gaming License or any material Permit.

     4.10 Financial Statements.  Gem has heretofore delivered
the Financial  Statements  to  Ameristar  and  ACLV.   The
Financial Statements
(a) are in accordance with the Books and  Records  of
Gem, (b) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and Regulation SX, and (c) fairly and accurately present the assets, Liabilities (including all reserves) and financial position of Gem as of the respective dates thereof (subject, in the case of the Interim Financial Statements, to normal year-end adjustments). The YearEnd Financial Statements have been examined by Arthur Andersen, LLP, independent certified public accountants, whose report thereon is included with such Year-End Financial Statements. At the  respective dates of the Financial Statements, there were
no Liabilities                                          of Gem,
which, in accordance with GAAP, should have been set forth or reserved for in the Financial Statements or the notes thereto, which are not set forth or reserved for in the Financial Statements or the notes thereto.

      4.11  Books and Records.  Gem has made and kept (and
given
Ameristar and ACLV access to) books and records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of Gem. The minute books of Gem previously delivered to Ameristar and ACLV accurately and adequately reflect all action previously taken by the stockholders of Gem, board of directors and committees of the board of directors of Gem.
The copies of the stock book records of Gem previously delivered to Ameristar and ACLV are true, correct and complete, and accurately reflect all transactions effected in
Gem's stock through  and  including the  date  hereof.   Gem
has neither engaged in any transaction, maintained any bank account nor used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of Gem.

      4.12  Litigation.   Except as set forth on  Schedule
4.12,
there is no Action pending, or to the best of Gem's knowledge, threatened or anticipated (a) against, related to or affecting (i) Gem, the Business or the Assets (including with respect to Environmental Laws and Gaming Laws), (ii) any officers or directors of Gem, as such, or (iii) any Gem Individual in such Person's capacity as a stockholder of Gem, (b) seeking to delay, limit or enjoin the transactions contemplated by this Agreement, (c) that involves the risk of criminal liability, or (d) in which Gem is a plaintiff, including any derivative suits brought by or on behalf of Gem. Gem is not in Default with respect to or subject to any Court Order, and there are no unsatisfied judgments against Gem, the Business or the Assets.
Except as set forth on Schedule 4.12, there is not a reasonable likelihood of an adverse determination of any pending Actions. There are no Court Orders or agreements with, or liens by, any governmental authority or quasi-governmental entity relating to any Environmental Law which regulate, obligate, bind or in any way affect Gem or any Real Property or Former Property.

      4.13  Labor Matters.  Gem is not a party to any
collective
bargaining  agreement  or  union contract  with  respect  to
its employees                                           with
any  labor  organization,  union,   group            or
association  and  there  are no employee unions  (nor  any
other
similar  labor  or employee organizations) under local
statutes, custom  or  practice.   Gem has not experienced  any
attempt  by organized  labor or its representatives to make
Gem  conform  to demands  of
organized  labor  relating  to  its  employees,      to
recognize a union as its employees' bargaining representative, or to enter into a binding agreement with organized labor that would cover the employees of Gem. There is no labor strike or  labor disturbance
pending  or,  to  the  best  of  Gem's   knowledge,
threatened against Gem nor is any grievance currently being asserted, and Gem has not experienced a work stoppage or other labor difficulty, and is not and has not engaged in any unlawful employment practice, unlawful discrimination, or
unfair  labor practice.                                   Gem
is in material compliance with  all  applicable
Regulations respecting employment and employment practices, terms and conditions of employment, prevailing wages, wages and hours, affirmative action, and occupational health and safety.
Without limiting the foregoing, Gem is in compliance with the Immigration Reform and Control Act of 1986 and maintains a current Form I-9, as required by such Act, in the personnel file of each employee hired after November 9, 1986. Schedule
4.13 sets forth the names and current annual salary rates or current hourly wages of all present employees of Gem and also sets forth the earnings for each of such employees as reflected on Form W-2 for the 1995 calendar year.
     4.14 Liabilities.  Gem has no material Liabilities due or
to
become due, except (a) Liabilities which are set forth or reserved for on the Interim Balance Sheet which have not
been paid   or  discharged  since  the  Interim  Balance  Sheet
Date, (b)  Liabilities arising in the ordinary course of
business under Contracts,   Options,   Leases,  Permits   and
other   business arrangements   described   in  the
Disclosure   Schedule,                                  and
(c)  Liabilities  under the Credit Facility, up to  an
aggregate amount
of
Twenty-Five  Million  Dollars  ($25,000,000).   As  of  the
date hereof, the aggregate amount drawn under the Credit
Facility does not                                       exceed
Two   Million  Eight  Hundred   Thousand   Dollars
($2,800,000.00). Exhibit Y attached hereto accurately describes all Gem Individual Guaranties existing as of the date hereof, the documents evidencing the same, the guarantor thereunder, and the maximum liability thereunder.

      4.15 Compliance with Law. Gem, in the conduct of the Business, has not violated and is in compliance with all Regulations, Gaming Laws and Court Orders relating to the Assets or the Business or operations of Gem, except where the violation or failure to comply, individually or in the aggregate, would not have a material adverse effect on the Assets or the Business. Gem has not received any notice to the effect that, or otherwise been advised that, it is not in compliance with any such Regulations, Gaming Laws or Court Orders, and Gem has no reason to anticipate that any existing circumstances are likely to result in violations of any of the foregoing which failure or violation could, in any one case or in the aggregate, have a material adverse effect on the Assets of the Business or the Operation of the Project.

      4.16 No Brokers. Neither Gem nor any of its respective officers, directors, employees, stockholders or Affiliates has employed or made any agreement with any broker, finder or similar agent or any Person or firm which will result in the obligation of Ameristar or ACLV or any of their Affiliates to pay any finder's fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

     4.17 No Other Agreements to Sell the Assets.  Neither any
of
the Gem Individuals nor Gem nor any of Gem's officers,
directors, stockholders   or  Affiliates  have  any  commitment
or   legal obligation, absolute or contingent, to any other
Person or firm other than Ameristar and ACLV to sell, assign, transfer or effect a sale of any of the Assets (other than inventory in the ordinary course of business), to sell or effect a sale of the capital stock of Gem, to effect any merger, consolidation, liquidation, dissolution or other reorganization of Gem, or to enter into any agreement or cause the entering into of an agreement with respect to any of the foregoing.

     4.18 Proprietary Rights.

           (a)   Proprietary Rights.  Schedule 4.18 lists all
of Gem's   Proprietary  Rights.   Schedule  4.18  also  sets
forth:
(i) for each Patent, the number, normal expiration date and subject matter for each country in which such Patent has been issued, or, if applicable, the application number, date of filing and subject matter for each country, (ii) for each Trademark, the application serial number or registration number, the class of goods covered and the expiration date for each country in which a Trademark has been registered and
(iii) for each Copyright, the number and date of filing for each country in which a Copyright has been filed. The Proprietary Rights listed in Schedule 4.18 are all those used or expected to be used by Gem in connection with the
Business.   True and correct  copies  of  all  Patents
(including and all pending applications) owned, controlled, created or used by or on behalf of Gem or in which Gem has any interest whatsoever have been provided to Ameristar and ACLV. The design of the Project does not infringe on the intellectual property rights of any other Person.
           (b) Royalties and Licenses. Gem does not have any obligation to compensate any Person for the use of any such Proprietary Rights nor has Gem granted to any Person any license, option or other rights to use in any manner any of its Proprietary Rights, whether requiring the payment of royalties or not.

           (c)   Ownership and Protection of Proprietary
Rights.
Gem owns or has a valid right to use each of the Proprietary Rights, and the Proprietary Rights will not cease
to  be  valid rights                                    of  Gem
by  reason  of  the  execution,  delivery
and
performance  of  this  Agreement  or  the  consummation  of
the
transactions  contemplated hereby.   Gem  has  not  received
any notice of invalidity or infringement of any rights of others with respect to such Trademarks. Gem has taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other Person. No other Person (i) has the right to use any of Gem's Trademarks on the goods or services on which they are now being used either in identical form or in such near resemblance thereto as to be likely, when applied to the goods or services of any such Person, to cause confusion with such Trademarks or to cause a mistake or to deceive, (ii) has notified Gem that it is claiming any ownership of or right to use such Proprietary Rights, or (iii) to the best of Gem's knowledge, is infringing
upon any such Proprietary Rights in any  way.   Gem's use  of
the Proprietary Rights does not and will not conflict with, infringe upon or otherwise violate the valid rights of any third party in or to such Proprietary Rights, and no Action has been instituted against or notices received by Gem that are presently outstanding alleging that Gem's use of the Proprietary Rights infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights.
There are not, and it is reasonably expected that after the Closing there will not be, any restrictions on the Surviving Corporation's utilization of the Proprietary Rights.

     4.19 Employee Benefit Plans.

           (a)   Definitions.  The following terms, when used
in
this  Section  4.19, shall have the following meanings.   Any
of
these terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

                (i)   Benefit Arrangement.  "Benefit
Arrangement" shall mean any employment, consulting, severance or other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including without limitation any self-insured arrangements),
workers'  compensation,   disability
benefits,
supplemental unemployment benefits, vacation benefits,
retirement benefits,   life,   health,  disability  or
accident   benefits (including   without   limitation   any
"voluntary   employees' beneficiary association" as defined in
Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation,
profit-sharing  bonuses,  stock  options,   stock
appreciation rights, stock purchases or other forms of
incentive compensation                                    or
post-retirement  insurance,  compensation   or
benefits which (A) is not a Welfare Plan, Pension Plan or Multi employer Plan, (B) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by Gem or an ERISA Affiliate or under which Gem or any ERISA Affiliate may incur any Liability, and (C) covers or has covered any employee or former employee of Gem or any ERISA Affiliate (with respect to their relationship with such entities).

               (ii) Code.  "Code" shall mean the Internal
Revenue Code of 1986, as amended.
                (iii)     Employee Plans.  "Employee Plans"
shall mean all Benefit Arrangements, Multiemployer Plans,
Pension Plans and Welfare Plans.

                (iv)  ERISA.   "ERISA" shall  mean  the
Employee Retirement Income Security Act of 1974, as amended.

                (v)   ERISA  Affiliate.  "ERISA Affiliate"
shall mean any entity which is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, Gem as defined in Section 414(b), (c), (m) or (o) of the Code.

                (vi)  Multiemployer  Plan.  "Multiemployer
Plan" shall  mean any "multiemployer plan," as defined in
Section 3(37) or  4001(a)(3)  of  ERISA, (A) which Gem or any
ERISA  Affiliate maintains,   administers,  contributes  to  or
is  required   to contribute to, or, after September 25, 1980,
maintained, adminis tered, contributed to or was required to contribute to, or under which Gem or any ERISA Affiliate may incur any Liability and (B) which covers or has covered any employee or former employee of Gem or any ERISA Affiliate (with respect to their relationship with such entities).

                (vii)      PBGC.  "PBGC" shall mean  the
Pension Benefit Guaranty Corporation.

               (viii) Pension Plan. "Pension Plan" shall mean any "employee pension benefit plan" as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) (A) which
Gem or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which Gem or any ERISA Affiliate may incur any Liability and (B) which covers or has covered any employee or former employee of Gem or any ERISA Affiliate
(with  respect  to  their  relationship   with   such
entities).

                (ix) Welfare Plan.  "Welfare Plan" shall mean
any "employee welfare benefit plan" as defined in Section 3(1) of ERISA (other than a Multiemployer Plan), (A) which Gem or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which Gem or any ERISA Affili ate may incur any Liability and
(B) which covers or has covered any employee or former employee of Gem or any ERISA Affiliate
(with respect to their relationship with such entities).
            (b)   Disclosure;  Delivery  of  Copies  of
Relevant
Documents  and  Other  Information.   Schedule  4.19  contains
a complete list of Employee Plans which cover or have covered employees of Gem (with respect to their relationship
with  such entities).   True  and complete copies of each of
the  following documents  have                          been
delivered by Gem to  Ameristar  and  ACLV:
(i) each Welfare Plan (and, if applicable, related trust agreements) which covers or has covered employees of
Gem (with respect to their relationship with such entities) and all amendments thereto, all written interpretations thereof and written descriptions thereof which have been distributed to Gem's employees and all annuity contracts or other funding instruments, (ii) each Employee Plan which covers or has covered employees of Gem (with respect to their relationship with such entities) including
written   interpretations   thereof                and
written
descriptions  thereof  which  have  been  distributed  to
Gem's employees (including descriptions of the number and level of employees covered thereby) and a complete description of any Employee Plan which is not in writing,
(iii) for the three  most recent plan years, Annual Reports on
Form 5500 Series required to be  filed  with            any
governmental agency for each Employee Plan which covers or has covered employees of Gem (with respect to its relationship with such entities), (iv) a description of complete age, salary, service and related data as of the last day of the last plan year for employees and former employees of Gem, and (v) a description setting forth the amount of any Liability of the company as of the Closing Date for payments more than thirty (30) calendar days past due with respect to each Welfare Plan which covers or has covered employees or former employees of Gem.

          (c)  Representations.

                 (i)   ERISA  Affiliates.   There  are  no
ERISA Affiliates and there have never been any ERISA
Affiliates.
                (ii)  Pension Plans.  There are no Pension
Plans. Gem  has  not  engaged  in,  and is not  a  successor
or  parent corporation  to                              an
entity that has engaged in, a transaction described in Section 4069 of ERISA.

                (iii)      Multiemployer  Plans.   There  are
no
Multiemployer Plans.

               (iv) Welfare Plans.

                     A.    Each Welfare Plan which covers or
has covered employees or former employees of Gem (with respect to their relationship with such entities) has been maintained in com pliance with its terms and, both as to form and operation, with the requirements prescribed by any and all Regulations and Courts Orders which are applicable to such Welfare Plan, including without limitation ERISA and the Code.
                     B.   None of Gem, any ERISA Affiliate or
any Welfare  Plan has any present or future obligation  to
make any payment to, or with respect to any present or former employee of Gem or any ERISA Affiliate pursuant to, any retiree medical benefit plan, or other retiree Welfare Plan, and no condition exists which would prevent Gem from amending or terminating any such benefit plan or Welfare Plan.
                     C.    Each Welfare Plan which covers or
has covered employees or former employees of Gem and which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in compliance with provisions of Part 6 of Title I, Subtitle B of ERISA and Sections 162(k) and 4980B of the Code at all times.
                (v)   Benefit Arrangements.  Each Benefit
Arrange ment which covers or has covered employees or former employees of Gem (with respect to their relationship with such entities) has been maintained in compliance with its terms  and  with  the requirements  prescribed  by any and all
Regulations  and  Court Orders   which                      are
applicable to such Benefit Arrangement, including without limitation the Code. Except as set forth in the Disclosure
Schedule, and except as provided by law, the employment of all Persons presently employed or retained by Gem is terminable at will.

                 (vi)  Unrelated  Business  Taxable  Income.
No Employee Plan (or trust or other funding vehicle pursuant thereto) is subject to any tax under Code Section 511.

                (vii) Deductibility of Payments. There is no contract, agreement, plan or arrangement covering any employee or former employee of Gem (with respect to its relationship with such entities) that, individually or collectively, provides for the payment by Gem of any amount
(i) that is not deductible under Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

                 (viii)      Fiduciary  Duties   and
Prohibited Transactions. Neither Gem nor any plan fiduciary of any Welfare Plan which covers or has covered employees or former employees of Gem, has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction," as defined in Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or
Section 4975(c)(2) or (d) of the Code, or has otherwise violated the provisions of Part 4 of Title I, Subtitle B of ERISA. Gem has not knowingly participated in a violation of
Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan and has not been assessed any civil penalty under Section 502(l) of ERISA.

                (ix)  Validity and Enforceability.  Each
Welfare Plan related trust agreement, annuity contract or other funding instrument and Benefit Arrangement which covers or has covered employees or former employees of Gem (with respect to their relationship with such entities) is legally valid and binding and in full force and effect.

                (x)   Litigation.  There is no  Action  or
Court Order outstanding, relating to or seeking benefits under any Employee Plan that is pending, threatened or anticipated against Gem or any Employee Plan.

               (xi) No Amendments. Neither Gem has any announced plan or legally binding commitment to create any additional Employee Plans which are intended to cover employees or former employees of Gem (with respect to their relationship with such entities) or to amend or modify any existing Employee Plan which covers or has covered employees or former employees of Gem (with respect to their relationship with such entities).

                (xii)     No Other Material Liability.  No
event has  occurred in connection with which Gem or any
Employee  Plan, directly   or  indirectly,  could  be  subject
to  any  material Liability (A) under any Regulation or Court
Order relating to any Employee  Plans                     or
(B) pursuant to any  obligation  of  Gem  to
indemnify  any Person against Liability incurred under  any
such
Regulation or Court Order as they relate to the Employee Plans.
                     (xiii)     No  Acceleration or  Creation
of Rights. Neither the execution and delivery of this Agreement or other related agreements by Gem nor the consummation of the transactions contemplated hereby or the related transactions will result in the acceleration or creation of any rights of any Person to benefits under any Employee Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock any Pension Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).
     4.20 Transactions with Certain Persons. Except as set forth on Schedule 4.20, no officer, director or employee of Gem nor any member of any such Person's immediate family is presently, or within five (5) years has been, a party to any transaction with Gem including without limitation, any contract, agreement or other arrangement (a) providing for the furnishing of services by, (b) providing for the rental of real or personal property from, or (c) otherwise requiring payments to (other than for services as officers, directors or employees of Gem) any such Person or corporation, partnership, trust or other Person in which any such Person has an interest as a stockholder, officer,
director,  trustee  or  partner.   Schedule  4.20  sets  forth
a complete and accurate list of all Contracts with or pertaining to Gem or any of its Subsidiaries and to which any director, officer or stockholder of Gem or any of its Subsidiaries is a party.
     4.21 Tax Matters.
           (a)   Filing of Tax Returns.  Gem (and any
affiliated group of which Gem is now or has been a member) has timely filed with the appropriate taxing authorities all returns (including without limitation, information returns and other material information) in respect of Taxes required to be filed through the date hereof and will timely file any such returns required to be filed on or prior to the Closing Date. The returns and other information filed are complete and accurate in all material respects. Except as specified in Schedule 4.21, neither Gem, nor any affiliated group of which Gem now is or was a member, has requested any extension of time within which to file returns (including without limitation information returns) in respect of any taxes. Gem has delivered to Ameristar and ACLV complete and accurate copies of Gem's federal tax return for 1994. Gem has in due course and in compliance with all applicable Regulations requested an extension with respect to its 1995 federal tax return.

           (b) Payment of Taxes. All Taxes, in respect of periods beginning before the Closing Date, have been timely paid, or will be timely paid, or an adequate reserve has been established therefor, as set forth in Schedule
4.21 or the Financial Statements, and Gem does not have any material
Liability for Taxes in excess of the amounts so paid or reserves so established.

           (c) Audits, Investigations or Claims. Except as set forth in Schedule 4.21, the consolidated federal income tax returns of Gem have been examined by the Internal Revenue Service for all periods to and including those set forth in the Disclosure Schedule, and except to the extent shown therein, no material deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other
governmental authority  against Gem.   Except as set forth in
Schedule 4.21, there are no pending
or,   to   the  best  of  Gem's  knowledge,  threatened
audits,
investigations  or  claims  for  or  relating  to  any
material additional Liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that in the reasonable judgment of Gem, or its counsel, are likely to result in a material additional Liability for Taxes. Audits of federal, state, and local returns for Taxes by the relevant taxing authorities have been completed for each period and set forth in Schedule 4.21 and, except as set forth in Schedule 4.21, Gem has not been notified that any taxing authority
intends to audit a return for any period.   Except  as set
forth in Schedule 4.21, no extension of a statute of limitations relating to Taxes is in effect with respect to Gem.

           (d) Lien. There are no liens for Taxes (other than for current Taxes not yet due and payable) on the Assets.

          (e) Safe Harbor Lease Property. None of the Assets is property that is required to be treated as being owned by
any other   Person  pursuant  to  the  so-called  safe  harbor
lease provisions of former Section 168(f)(8) of the Code.

           (f) Security for Tax-Exempt Obligations. None of the Assets directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code.

           (g) Tax-Exempt Use Property. None of the Assets is
"tax-exempt use property" within the meaning of Section 168(h) of the Code.

           (h) Foreign Person. Gem is not a Person other than a United States Person within the meaning of the Code.

           (i)   No  Withholding.   The transaction
contemplated
herein is not subject to the tax withholding provisions of Section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code or of any other provision of law.

      4.22  Insurance.   Schedule 4.22 contains  a  complete
and accurate list of all policies or binders of fire, liability, title, worker's compensation, product liability (which list shall be for two (2) years) and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, annual premiums, a general description of the type of coverage provided, loss experience history by line of coverage) maintained by Gem on the Business, the Assets or its employees.
All  insurance  coverage  applicable  to  Gem,     the
Business and the Assets is in full force and effect, insures Gem in reasonably sufficient amounts against all risks usually insured against by Persons operating similar
businesses  or properties   of  similar  size  in  the
localities  where   such businesses or properties are located,
provides coverage as may be required by applicable Regulation or Gaming Law and by any and all Contracts to which Gem is a party and has been issued by insurers of recognized responsibility. There is no Default under any such coverage nor has there been any failure to give notice or present any claim under any such coverage in a due and timely fashion. There are no outstanding unpaid premiums except in the ordinary course of business and no notice of cancellation or nonrenewal of any such coverage has been received. There
are  no provisions   in  such  insurance  policies  for
retroactive      or
retrospective  premium  adjustments.   All  products
liability, general liability and workers' compensation insurance policies maintained by Gem have been occurrence
policies and not  claimsmade  policies.   There  are  no
outstanding  performance  bonds covering  or  issued  for  the
benefit  of  the  Gem.   To  Gem's
knowledge, there are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders and no insurer has advised
Gem that it intends to reduce coverage, increase premiums or fail to renew existing policy or binder.
     4.23 Accounts Receivable. The accounts receivable set forth on the Interim Balance Sheet, and all accounts receivable arising since the Interim Balance Sheet Date, represent bona fide claims of Gem against debtors for sales, services performed or other charges arising on or before the date hereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts or
customer requirements.  To Gem's knowledge, said   accounts
receivable  are   subject   to   no
defenses,
counterclaims or rights of setoff and are fully collectible in the ordinary course of business without cost in collection efforts therefor, except to the extent of the appropriate reserves for bad debts on accounts receivable as set forth on the Interim Balance Sheet and, in the case of accounts receivable arising since the Interim Balance Sheet Date, to the extent of a reasonable reserve rate for bad debts on accounts receivable which is not greater than the rate reflected by the reserve for bad debts on the Interim Balance Sheet.

     4.24 Payments. Gem has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other party, in the United States or any other country, which is in any manner related to the Business, Assets or operations of Gem, which is, or may be with the passage of time or discovery, illegal under any federal, state or local laws of the United States (including without limitation the U.S. Foreign Corrupt Practices Act) or any other country having jurisdiction, and Gem has not participated, directly or
indirectly,  in  any  boycotts  or  other   similar practices
affecting any of its actual or potential customers and has at all times done business in an open and ethical manner.

     4.25 Compliance With Environmental Laws.

           (a)   Definitions.  The following terms, when used
in
this  Section  4.25, shall have the following meanings.   Any
of
these terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

                (i)   "Gem", for purposes of this Section,
shall include (A) all Affiliates of Gem, (B) all partnerships, joint ventures and other entities or
organizations in which  Gem  was at   any  time  or  is  a
partner, joint venturer, member or participant and (C) all predecessor or former corporations, partnerships, joint ventures, organizations, businesses or other entities, whether in existence as of the date hereof or at any time prior to the date hereof, the assets or obligations of which have been acquired or assumed by Gem or to which Gem has succeeded.
                 (ii)  "Release"  shall  mean  and  include
any spilling,   leaking,   pumping,  pouring,   emitting,
emptying,
discharging, injecting, escaping, leaching, dumping or disposing into the environment or the workplace of any Hazardous Substance, and otherwise as defined in any Environmental Law.

                (iii)      "Hazardous Substance" shall  mean
any substance, material, or waste which is or may become
regulated by any  federal,  state or local governmental
regulatory  agency  or
authority,  including,  but  not  limited  to,  any  material or substance, whether solid, liquid or gas, which is (A)
defined as "hazardous wastes," "hazardous substances," "toxic substances," "pollutants," "contaminants," "chemicals known to
the  State  to cause    cancer   or   reproductivity toxicity,"
"radioactive
materials,"  or  other  similar  designations  in,  or
otherwise subject  to,  regulation  under  any  Environmental
Law  now  or hereinafter    in   effect;   (B)   petroleum;
(C)             asbestos;
(D) polychlorinated biphenyls; (E) designated as a "hazardous substance" pursuant to Section 311 of the Clean
Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33
U.S.C. Section 1317), or any amendments thereto; (F) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.
(42 U.S.C. Section 6903), or any amendments thereto; (G) defined as "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and
Liability  Act,  42 U.S.C. Section 9601 et seq.  (42  U.S.  C.
Section 9601), or any amendments thereto; or (H) designated as a "hazardous substance," "hazardous waste," "hazardous material" or similar designation under Nevada law.

                 (iv)   "Environmental  Laws"  shall   mean
all
Regulations which regulate or relate to the protection or
cleanup        of                                       the
environment,        the                      use,
treatment,   storage,  transportation,  generation,
manufacture, processing, distribution, handling or disposal of, or emission, discharge or other release or threatened
release of,  Hazardous Substances,   the  preservation  or
protection   of   waterways, groundwater,  drinking  water,
air, wildlife, plants or other natural resources. Environmental Laws shall include, without limitation, the Federal Insecticide, Fungicide, Rodenticide Act, Resource Conservation & Recovery Act, Clean Water Act, Safe Drinking Water Act, Atomic Energy Act, Toxic Substances
Control Act,   Clean  Air  Act,  Comprehensive  Environmental
Response,
Compensation and Liability Act, Emergency Planning and Community Right-to-Know Act, Hazardous Materials Transportation Act and all analogous or related federal, state or local law, each as amended.

                (v)   "Environmental Conditions" means
conditions of the environment, including the ocean, natural resources (including flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or the ambient air, relating to or
arising  out  of  the  use, handling,                storage,
treatment,  recycling,   generation,
transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of any Hazardous Substance by Gem or Gem's predecessors in interest at, on, about or under the Real Property or the Former Property. With respect to claims by employees, Environmental Conditions also includes the exposure of Persons to Hazardous Substances within any workplace on the Real Property or the Former Property.

                (vi) "Environmental Noncompliance" means, but is not limited to: (1) the release or threatened release of any Hazardous Substances into the environment, any storm drain, sewer, septic system or publicly owned treatment works, in violation of any effluent or emission limitations, standards or other criteria or guidelines established by any applicable Environmental Law, permit, entitlement, implementation or other enforceable plan or order; (2) any noncompliance of physical structure, equipment, process or facility with the requirements of building or fire codes, zoning or land use regulations or ordinances, conditional use permits and the like; (3) any facility operations, procedures, designs, etc. which do not conform to the statutory or regulatory requirements of applicable Environmental Law; (4) the failure to have obtained permits, variances
or  other  authorizations  necessary  for  the   legal
operation  of  any  equipment, process,  facility  or  any
other
activity  under applicable Environmental Laws; (5) the
operation of   any  facility  or  equipment  in  violation  of
any permit condition, schedule of compliance, administrative or court order and the like under applicable Environmental Laws.

                (vii)      "Environmental Claims" shall
include, without limitation; claims, demands, suits, causes of action for personal injury or property damage (including any depreciation of property values, lost use of property, consequential damages arising directly or indirectly out of Environmental Conditions or Environmental Noncompliances); actual or threatened damages to natural resources; claims for the recovery of response costs, or administrative or judicial orders directing the performance of investigations, response or remedial actions under applicable Environmental Laws; a
requirement  to  implement   "corrective action"  pursuant to
any order or permit issued pursuant  to  the federal
Resource   Conservation   and   Recovery   Act   and/or
corresponding state law; claims for restitution, contribution
or equitable     indemnity  from  third  parties  or  any
governmental
agency; fines, penalties, liens against property; claims for injunctive relief or other orders or notices of violation from federal, state or local agencies or courts; and, with regard to any present or former employees, exposure to or injury from Environmental
Conditions   or   Environmental   Noncompliances.

           (b)   Real Property and Improvements.  Except  as
set
forth  on  Schedule 4.25, the Real Property is, and at all
times
has been, and all Former Properties were at all times when owned, leased or operated by Gem, owned, leased and operated in compliance with all Environmental Laws and in a manner that will not give rise  to  any Liability under any Environmental  Laws.
Without limiting the foregoing, and except as set forth in Schedule 4.25, (i) there is not and has not been any Hazardous Substance used, generated, treated, stored, transported, disposed of, handled or otherwise existing on, under, about or emanating from any
Real Property or any Former Property, except for quantities of any such Hazardous Substances stored or otherwise held on, under or about any such Real Property in full compliance with all
Environmental Laws and necessary for the operation  of
the Business, (ii) Gem has at all times used, generated, treated, stored, transported, disposed of or otherwise handled its
Hazardous  Substances in compliance with all  Environmental
Laws
and in a manner that will not result in Liability of Gem under any Environmental Law, and (iii) there is not now and has not been at any time in the past any underground or above-ground storage tank or pipeline at any Real Property or
Former Property where   the  installation,  use,  maintenance,
repair, testing, closure or removal of such tank or pipeline was not in compliance with all Environmental Laws and there has been no Release from or rupture
of  any  such  tank  or  pipeline,  including   without
limitation any Release from or in connection with the filling or emptying of such tank.

           (c) Notice of Violation. Except as set forth in
Schedule 4.25, Gem has not received any written notice of alleged, actual or potential responsibility for, or any written inquiry or investigation regarding (i) any Release or threatened Release of any Hazardous Substance at any location, whether at the Real Property, the Former Properties or otherwise or (ii) an alleged violation of or non-compliance with the conditions of any Permit required under any Environmental Law or the provisions of any Environmental Law. Except as set forth in Schedule 4.25, Gem has received no written notice of any other claim, demand or Action by any individual or entity alleging any actual or threatened injury or damage to any Person, property, natural resource or the environment arising from or relating to any Release or threatened Release of any Hazardous Substances at, on, under, in, to or from any Real Property or Former Properties, or in connection with any operations or activities of Gem.
           (d)   Environmental  Conditions  and/or
Environmental
Noncompliances. Except as set forth in Schedule 4.25, there are no present or past Environmental Conditions in any way relating to the Business or at any Real Property or Former Property.

            (e)   Environmental  Audits  or  Assessments.
True, complete and correct copies of the written reports, and all parts thereof, including any drafts of such reports if such drafts are in the possession or control of Gem, of all environmental audits or assessments which have been conducted at any Real Property or Former Property, either by Gem or any attorney, environmental consultant or engineer engaged for such purpose, have been delivered to Ameristar and ACLV and a list of all such reports, audits and assessments and any other similar report, audit or assessment of which Gem has knowledge is included on the Disclosure Schedule.
           (f)   Indemnification Agreements.  Gem is not a
party,
whether  as a direct signatory or as successor, assign  or
third party beneficiary, or otherwise bound, to any Lease or other Contract (excluding the Insurance Policies disclosed
on  the Disclosure   Schedule)   under  which   Gem   is
obligated   by
or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning Environmental Conditions.

           (g) Releases or Waivers. Gem has not released any other Person from any claim under any Environmental Law or waived any rights concerning any Environmental Condition.

           (h) Notices, Warnings and Records. Gem has given all notices and warnings, made all reports, and has kept and maintained all records required by and in compliance with all Environmental Laws.

           (i) Fundamental Claims. Except as set forth on
Schedule 4.25, there are no pending, or to the best of Gem's knowledge, threatened, Environmental Claims relating in any way to the Business or the Real Property or Former Property.

      4.26 Banking Relationships. Schedule 4.26 sets forth a complete and accurate description of all arrangements that Gem has with any banks, savings and loan associations, brokerages or other financial institutions providing for checking accounts, deposit accounts, safe deposit boxes, borrowing arrangements, and certificates of deposit or otherwise, indicating in each case account numbers, if applicable, and the Person or Persons authorized to act or sign on behalf of Gem in respect of any of the foregoing.
As of the date hereof, the aggregate principal amount outstanding of the Credit Facility is Two Million Eight Hundred Thousand Dollars ($2,800,000), and Twenty-Two Million TwoHundred Thousand Dollars ($22,200,000) remains available to be drawn under the Credit Facility.

      4.27 Project Budget and Project Schedule. As of the date hereof, the Project Budget adequately describes the anticipated cost of completing the Project and causing Operation of the
Project to occur. With respect to each Project Component, the Project Component Completion Amount corresponding to such Project Component constitutes the reasonable good faith estimate of Gem and of Rebeil of the cost to complete such Project Component. As of the date hereof, the Project Schedule reasonably accurately reflects the anticipated schedule for completing the Project and causing Operation of
the Project to occur.   As  of  the  date hereof, and assuming
no Changes, the completion of the Project in accordance with the Existing Plans and Specifications and the Project Schedule will result in a Completion Differential equal to Five Million Four-Hundred Seventy-One Thousand Dollars ($5,471,000). Gem and the Gem Individuals acknowledge and agree that neither Ameristar nor ACLV have approved or endorsed the Project Budget, and that the Project Budget is attached hereto solely for the purpose of this representation and warranty. The
Project Budget shall not in any way be deemed an acknowledgment by Ameristar or ACLV that the Project can be developed for the amounts set forth in the Project Budget.

      4.28 Existing Plans and Specifications. The Existing Plans and Specifications include all of the plans and specifications relating to the design or construction of the Project in existence as of the date hereof and together call for the construction of the entire Project to Boulder Station Standards.
      4.29 Margin Securities. Gem does not own or intend to acquire any "margin security" as defined in Regulation G (12 CFR Part 207) or Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System.
      4.30 Merger Consideration. Each Gem Individual represents and warrants that the portion of the Closing Delivery Ameristar Stock to be delivered to him at the Closing is being acquired for his own account, with no intention of assigning any participation or interest therein, and without a view to the distribution of any portion thereof, except in accordance with the Securities Act and all applicable state securities laws. Each Gem Individual is a resident solely of the State of Nevada, and all material negotiations relating to this Agreement and the transactions contemplated hereby involving such Gem Individual occurred while such Gem Individual was in the State of Nevada.
      Gem and each Gem Individual understands that the Closing Delivery Ameristar Stock is not being registered under the Securities Act or any state securities law and must be held indefinitely unless it is subsequently registered thereunder or an exemption from such registration is available. Each of Gem and each Gem Individual understands that, except as otherwise provided in this Agreement or the Registration Rights Agreement, the Closing Delivery Ameristar Stock is not being registered under the Securities Act or any state securities law in part on the grounds that the issuance thereof is exempt under Section
4(2)   of  the  Securities  Act,  and  Regulation  D
promulgated
thereunder, as a transaction by an issuer not involving any public offering; that Ameristar's reliance on such exemption is predicated in part on the foregoing representation and warranty of Gem and each Gem Individual and that in the view of the Securities and Exchange Commission, the statutory basis for the exemption claimed would not be present if, notwithstanding such representation
and   warranty,  Gem  or  any   Gem   Individual contemplates
acquiring any of the Closing Delivery Ameristar Stock for sale upon the occurrence or non-occurrence of some
predetermined   event.   Each  Gem  Individual  understands
and
acknowledges that the sale of the Closing Delivery Ameristar Stock by such Person may be restricted or limited by the qualification or listing requirements of the Nasdaq National
Market System or any national securities exchange upon which the common stock of Ameristar is designated or listed for trading.
      4.31 Restrictive Legend. Gem and each Gem Individual understands that Ameristar will have an appropriate stop order placed on its records indicating the existence of the terms of this Agreement, and that the certificates representing the Merger Consideration shall bear the following legend:

                  "THE   SHARES   EVIDENCED   BY   THIS
          CERTIFICATE  HAVE  NOT BEEN REGISTERED  UNDER
          THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY BE SOLD, TRANSFERRED OR ENCUMBERED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS, PURSUANT TO A NO-ACTION LETTER
          FROM THE  STAFF  OF  THE SECURITIES   AND   EXCHANGE
          COMMISSION   OR PURSUANT    TO   AN   OPINION   OF
          COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS UNNECESSARY."

      4.32  Receipt of Information.  Gem and each Gem
Individual
hereby  acknowledges receipt of a copy of the following
documents from  Ameristar:   (i) Report on Form 10-K for  the
fiscal year ended December 31, 1995, (ii) Proxy Statement and Annual Report to Stockholders distributed to stockholders in connection with the Annual Meeting of Stockholders to be held on June 7, 1996 ("Proxy Statement"), and (iii) Report on Form 10-Q for the quarter ended March 31, 1996.

      4.33 Investment Company Act. Gem is not, and after the
Closing will not be, an "investment company" or a company "controlled" by an investment company as such terms are defined in the Investment Company Act of 1940, as amended.

      4.34 Accredited Investor. Gem and each Gem Stockholder is an "accredited investor" as that term is defined in Rule 501(a) of the Securities and Exchange Commission. Schedule
4.34 sets forth in reasonable detail all bases upon which each Gem Individual is an "accredited investor."

      4.35  Information Provided for Ameristar SEC Filings.
All
information provided to Ameristar and ACLV by Gem and/or the Gem Individuals pursuant to Section 6.11 does not contain and will not, at any time prior to the stockholders' meeting of Ameristar to approve the issuance of Ameristar Common Stock hereunder, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information or any part thereof not misleading.

     4.36 Spousal Consent. Each Gem Individual's spouse, if any, has executed a Spousal Consent to this Agreement in the place indicated below.

      4.37  Legal  and  Tax  Advice.  Gem and  each  of  the
Gem
Individuals has had an opportunity to discuss this Agreement with counsel of their respective choosing, and to have the legal consequences of this Agreement and the transactions contemplated hereby explained by such counsel. Gem and each of the Gem Individuals also has had an opportunity to seek and obtain the advice of a competent tax professional with respect to the tax consequences of this Agreement and
the transactions contemplated hereby.                  Neither
Gem nor any of the Gem Individuals is relying upon Ameristar, ACLV or any of their respective stockholders, directors, officer, agents or Representatives for purposes of integrating the provisions of this Agreement or assessing the consequences hereof.

        4.38    Material   Misstatements   Or   Omissions.
No
representations or warranties by Gem in this Agreement, nor any document, exhibit, statement, certificate or schedule heretofore or hereinafter furnished to Ameristar or ACLV
pursuant hereto, or in   connection   with  the  transactions
contemplated   hereby, including without limitation the
Disclosure Schedule, contains or will contain any untrue statement of a material fact, or omits or will omit to  state  any material fact necessary  to  make  the
statements  or facts contained therein not misleading.   Gem
has
disclosed all events, conditions and facts materially affecting the Business, prospects and financial condition of Gem.

                           Article 5

     Representations and Warranties of Ameristar and ACLV

           Ameristar and ACLV hereby represent and warrant to Gem as follows, which representations and warranties are, as of the date hereof, and, except for representations and warranties stated to be true as of a date other than the date hereof, will be, as of the Closing Date, true and correct:
     5.1  Organization.
           (a)   Each of Ameristar and its Subsidiaries  is
duly organized, validly existing and in good standing under
the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a material adverse effect on Ameristar and its Subsidiaries, taken as a whole.
          (b) Ameristar has heretofore delivered to Gem accurate and complete copies of the Articles of Incorporation and By-Laws, as currently in effect, of Ameristar and ACLV.
Each of Ameristar and its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the  nature  of  the business  conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a material adverse effect on Ameristar and its Subsidiaries taken as a whole.
     5.2  Authority Relative to this Agreement.
            As  of  the  date  hereof,  this  Agreement  and
the transactions  and performance contemplated hereby  have
not  yet been  approved  by  the  Board  of Directors  of
Ameristar.   In addition, as of the date hereof, the issuance
of Ameristar Common Stock as contemplated herein has not been approved by Ameristar's stockholders.
     5.3  Capitalization of Ameristar and its Subsidiaries.
           (a)   As  of  the date hereof, the authorized
capital stock of Ameristar consists of thirty million (30,000,000) shares of Ameristar Common Stock of which, as of the date hereof, twenty million three hundred sixty thousand (20,360,000) shares of Ameristar Common Stock were issued and outstanding,  and  thirty
million  (30,000,000) shares of preferred stock, $0.01 par
value per share, none of which are outstanding; provided, however, the amounts set forth in this Section 5.3 may be adjusted prior to the Closing pursuant to Section 2.10(a) or otherwise. All of the outstanding shares of Ameristar Common Stock have been validly issued, and are fully paid, nonassessable and free of preemptive rights. Except as set forth above and as specifically set forth in Ameristar's Annual Report on Form 10-K for the year ended December 31, 1995, and the Proxy Statement, as of the date hereof, there are outstanding (i) no shares of capital stock or other voting securities of Ameristar, (ii) no securities of Ameristar or its Subsidiaries convertible into or exchangeable for shares of capital stock of voting securities of Ameristar, (iii) no options or other rights to acquire from Ameristar or its Subsidiaries, and no obligations of Ameristar or its Subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Ameristar, except for options granted pursuant to the Ameristar Stock Option Plans, and (iv) no equity equivalents, interests in the ownership or earnings of Ameristar or its Subsidiaries or other similar rights. As of the date hereof, there are no outstanding obligations of Ameristar or any of its subsidiaries  to  repurchase, redeem  or  otherwise  acquire
any Securities.   There are no stockholder agreements, voting
trusts or other agreements or understandings to which Ameristar is a party or by which it is bound relating to the voting of any shares of capital stock of Ameristar.
           (b)   The Ameristar Common Stock constitutes the
only class of equity securities of Ameristar or its subsidiaries registered or required to be registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
      5.4   Consents  and Approvals; No Violations.   Except
for
filings, Permits, authorizations, consents and approvals  as may be  required  under,  and other applicable requirements
of, the Securities Act, the Exchange Act, state securities or blue sky laws, applicable Gaming Laws or rules or
Regulations of any Gaming Authority, the HSR Act and the rules applicable to the Nasdaq Stock Market, no filing with or notice to, and no Permit, authorization, consent or approval of, any governmental entity is necessary for the execution and delivery by Ameristar or ACLV of this Agreement or the consummation by Ameristar or ACLV of the transactions contemplated hereby, except where the failure to obtain such Permits, authorizations, consents or approvals or to make such filings or give such notice would not have a material adverse effect on Ameristar. Following receipt of the approvals described in Section 9.14 and in the foregoing sentence, neither the execution, delivery and performance of this Agreement by Ameristar or ACLV nor the consummation by Ameristar or ACLV of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Articles of Incorporation or By-Laws (or similar governing documents) of Ameristar or ACLV or any of Ameristar's Subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Encumbrance) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement
or         other
instrument  or obligation to which Ameristar or ACLV  or  any of Ameristar's other subsidiaries is a party or by which Ameristar or ACLV or any of Ameristar's other Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or Regulation applicable to Ameristar or  ACLV  or  any  of Ameristar's Subsidiaries or  any  of
their respective  properties or assets, except in the case of
(ii) or (iii) for violations, breaches or defaults which would not have a material adverse effect on Ameristar.
     5.5  SEC Reports; Financial Statements.
           (a)   Ameristar has filed all required forms,
reports and documents with the Securities and Exchange Commission (the "SEC") since November 9, 1993, each of which has complied in all material respects with all applicable
requirements  of                                         the
Securities  Act and the Exchange Act, each as in  effect  on the dates such forms, reports and documents were filed. Ameristar has heretofore delivered to Gem, in the form filed with the SEC (including any amendments thereto but excluding any exhibits), (i) its Annual Reports on Form 10-K for the fiscal years ended December 31, 1994, and December 31, 1995,
(ii) all definitive proxy statements relating to Ameristar's meetings of stockholders (whether annual or special) held since November 9, 1993, (iii) all other reports or registration statements (excluding on Form S8) filed by Ameristar with the SEC since November 9, 1993 (all of the foregoing, collectively, the "Ameristar SEC Reports"), and (iv) a Transition Report on Form 10-Q for the fiscal quarter ended December 31, 1993. None of such Ameristar SEC Reports, including,  without  limitation,  any  financial  statements
or
schedules   included   or  incorporated  by  reference
therein,
contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under
which they were  made,  not  misleading.   The  audited
consolidated
financial  statements of Ameristar included in the Ameristar
SEC Reports fairly present, in conformity with GAAP (except as may be indicated in the notes thereto), the consolidated financial position of Ameristar and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended.

       5.6    Information  Supplied.   None  of  the
information contained in or incorporated by reference to the proxy statement will, at the date mailed to stockholders and at the times of the meeting or meetings of stockholders of Ameristar to be held in connection with the transactions contemplated by this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to
be stated therein or necessary  in order   to  make  the
statements  therein,  in  light                          of
the
circumstances under which they are made, not misleading, except to the extent such untrue statement or failure to state a fact is based on information submitted to Ameristar by Gem or any of its Representatives. The proxy statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

      5.7 No Brokers. Neither Ameristar, ACLV nor any of their officers, directors, employees, stockholders or Affiliates has employed or made any agreement with any broker, finder or similar agent or any Person or firm which will result in the obligation of
Gem
or any of its respective Affiliates to pay any finder's fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

      5.8  Legal and Tax Advice.  Ameristar and ACLV have had
an
opportunity to discuss this Agreement with counsel of their respective choosing, and to have the legal consequences of this Agreement and the transactions contemplated hereby explained by such counsel. Ameristar and ACLV have also had an opportunity to seek and obtain the advice of a competent tax professional with respect to the tax consequences of this Agreement and the transactions contemplated hereby. Neither Ameristar nor ACLV is relying upon Gem, any Gem Individual, or any of their respective stockholders, directors, officer, agents or Representatives for purposes of integrating the provisions of this Agreement or assessing the consequences hereof.
      5.9   Insurance.   Ameristar and its subsidiaries
maintain general liability and other business insurance that Ameristar believes to be reasonably prudent for its business.
      5.10 Vote Required. The vote of the holders of Ameristar's capital stock necessary to approve the transactions contemplated by this Agreement, including without limitation, issuance of the Ameristar Common Stock is, pursuant to Section 6(i)(1), Part III, Schedule D of the By-Laws of the National Association of Securities Dealers, Inc., the affirmative vote of the holders of a majority of the outstanding shares of Ameristar Common Stock voted on the proposal to so issue the Ameristar Common Stock. The vote of the holders of Ameristar's Common Stock necessary to approve the transactions contemplated by this Agreement is, pursuant to the GCL, the affirmative vote of the holders of a majority of the outstanding shares of Ameristar Common Stock. Ameristar, as the sole stockholder of ACLV, has approved and adopted this Agreement, subject to the approval of Ameristar's stockholders and Board of Directors.
      5.11 No Prior Activities. Except for obligations incurred in connection with its incorporation or organization or the negotiation
and   consummation  of  this  Agreement   and
the
transactions contemplated hereby, ACLV has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any Person.

       5.12   Insider  Interests.   Except  as   set   forth
in
Schedule 5.12, no officer or director of Ameristar has any interest in any material property, real or personal, tangible or intangible, used in or pertaining to the business of the Ameristar or any Subsidiary, except for the ordinary rights of a stockholder.


                           Article 6

               Additional Pre-Closing Covenants

           Gem, the Gem Individuals, Ameristar and ACLV each covenant with the other as follows:
      6.1 Further Assurances. Upon the terms and subject to the conditions contained herein, the parties agree, until the
Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement,
(ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (iii) to cooperate with each other in connection with the foregoing. Without limiting the foregoing, the parties agree to use their respective best efforts (A) to obtain all necessary waivers, consents and approvals from other parties to the Contracts, Options and Leases; provided, however that neither Ameristar nor ACLV shall be required to make any payments, commence litigation or agree to modifications of the terms thereof in order to obtain any such waivers, consents or approvals, (B) to obtain all necessary Permits as are required to be obtained under any Regulations, (C) to defend all Actions challenging this Agreement or the consummation of the transactions contemplated hereby, (D) to lift or rescind any injunction or
restraining order or  other  Court Order   adversely  affecting
the  ability  of  the  parties                            to
consummate the transactions contemplated hereby, (E) to give all notices to, and make all registrations and filings with third parties, including without limitation, submissions of information requested by governmental authorities and Gaming Authorities, (F) to fulfill all conditions to this Agreement, and (G) to obtain all approvals required from any Gaming Authority and to comply with all applicable Gaming Laws or any applicable rule or order of any Gaming Authority to ensure that (i) Ameristar and ACLV will be able to conduct non-restricted gaming operations at the Project and (ii) the transactions contemplated by this Agreement will not interfere with Ameristar's continued operation of its other businesses or any of its Subsidiaries and assets which they
possess as of the Closing Date.   Within  forty-five (45)
calendar days after the execution and delivery of this Agreement, ACLV and Gem shall make all filings required under
the HSR  Act.   In  addition, Gem will commence all  action
required under this Section 6.1 by a date which is early enough to allow the transactions contemplated hereunder to be consummated by the Closing Date.


     6.2  No Solicitation.
          (a) No Solicitation. From the date hereof through the Closing or the earlier termination of this Agreement, Gem and the Gem Individuals shall not, and shall cause each of their respective stockholders or Representatives (including without limitation investment bankers, attorneys and accountants), not to, directly or indirectly, enter into, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any other way with any Person or group, other than Ameristar or ACLV and their Representatives, concerning any sale of all or a portion of the Assets or the Business, or of any shares of capital stock of Gem, or any merger, consolidation, liquidation, dissolution or similar transaction involving Gem (each such transaction being referred to herein as a "Proposed Acquisition Transaction"). Neither Gem nor any Gem Individual shall, and Gem shall cause each Gem Stockholder not to directly or indirectly, through any Gem Individual, officer, director, employee, Representative, agent or otherwise, solicit, initiate or encourage the submission of any proposal or offer from any Person (including, without limitation, a "Person" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) relating to any Proposed Acquisition Transaction or participate in any negotiations regarding, or furnish to any other Person any information with respect to Gem or any of its subsidiaries for the purposes of, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to seek or effect a Proposed Acquisition Transaction. Gem and each Gem Individual hereby represents that it or he is not now engaged in discussions or negotiations with any party other than Ameristar and ACLV with respect to any of the foregoing. Gem agrees not to release any third party from, or waive any provision of, the Confidentiality Agreements.
            (b)   Notification.   Gem  shall  immediately
notify Ameristar and ACLV if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any information is requested with respect to any
Proposed Acquisition Transaction                        and
notify Ameristar and ACLV of the  terms  of  any
proposal  which  it may receive in respect of any  such
Proposed Acquisition
Transaction,  including  without   limitation      the
identity of the prospective purchaser or soliciting party.

      6.3 Notification of Certain Matters. From the date hereof through the Closing, each party hereto shall give prompt notice (a "Default Notice") to each other party of
(a) the occurrence, or  failure                         to
occur, of any event which occurrence  or  failure
would be likely to cause any representation or warranty contained in this Agreement or in any exhibit or schedule hereto to be untrue or inaccurate in any material respect and
(b) any material failure of any party or any of its respective Affiliates, or of any of their respective stockholders or Representatives, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by
it under this Agreement  or  any exhibit           or  schedule
hereto;  provided,  however,  that   such
disclosure  shall  not  be  deemed  to  cure  any  breach  of
a
representation, warranty, covenant or agreement or to satisfy
any condition.                                          Gem
shall promptly notify Ameristar and ACLV  of  any
Default, the threat or commencement of any Action, or any development that occurs before the Closing that could in any way materially
affect   Gem,   the   Assets   or   the            Business.
     6.4  Investigation by Ameristar and ACLV.
           Subject to the Confidentiality Agreements, and as required to preserve any applicable attorney-client privilege:
          (a)  From the date hereof through the Closing Date,
Gem shall,  and                                         shall
cause its officers, directors,  employees  and
agents  to,  afford  the Representatives of Ameristar,  ACLV
and
their  Affiliates complete access at all reasonable times to
the Assets  for                                         the
purpose of inspecting  the  same,  and  to  the
officers, employees, agents, attorneys, accountants, properties, Books and Records, Contracts, Options, Leases and
Permits of Gem, and  shall                              furnish
Ameristar, ACLV, their Affiliates  and  their
Representatives all financial, operating and other data and information and copies of any and all Contracts, Options, Leases and Permits as Ameristar, ACLV or their Affiliates, through their respective Representatives, may reasonably request, including an unaudited balance sheet, prepared in
accordance  with  GAAP  and Regulation                  S-X,
and the related unaudited Statements  of  Profit
and Loss and Statements of Changes in Financial Position, each prepared in accordance with GAAP and Regulation S-X,
for  each month  from                                   the
date hereof through the Closing Date within  ten
(10)  calendar  days after the end of each month which
financial statements                                    shall
(a) be true, correct and complete, (b) be in accordance with the Books and Records of Gem and (c) accurately set forth the assets, Liabilities and financial condition, results of operations and other information purported to be set forth therein in accordance with GAAP consistently applied.

           (b)   (i)   Each of Ameristar and ACLV shall have
the right, at its sole cost and expense to (A) physically inspect the Real Property and the Improvements, including such structural and other tests of the Improvements as Ameristar or
ACLV shall  deem necessary,                             (B)
conduct tests of the soil surface or subsurface waters and air quality at, in, on, beneath or about the Real
Property, and such other procedures as may be recommended by an independent environmental consultant selected by Ameristar and ACLV (the "Consultant") based on its reasonable professional judgment, in a manner consistent with good engineering practice (with an appropriate indemnification from Ameristar to Gem for any damage or liability that may be incurred thereby if the transactions contemplated hereby do not close), (C) inspect records, reports, permits, applications, monitoring results, studies, correspondence, data and any other information or documents relevant to environmental conditions or environmental noncompliance (including without limitation, such contacts and inquiries of Governmental Authorities or such other parties as Ameristar and ACLV deem advisable or prudent), and (D) inspect all buildings and equipment at the Real Property, including without limitation the visual inspection of the Improvements for asbestos-containing construction materials.
                (ii)  Ameristar's  and ACLV's  right  to
conduct tests, inspect records and other documents, and visually inspect all buildings and equipment at the Real Property shall also be subject to the following terms and conditions:
                     A.   All environmental testing performed
on Ameristar's and ACLV's behalf shall be conducted by the
Consultant;

                     B.    Gem  shall have the right to
accompany the Consultant as it performs testing;

                    C.   Except as otherwise required by law,
any information concerning the Real Property gathered by Ameristar and ACLV or the Consultant as the result of, or in connection with, the testing shall be kept confidential in accordance with subsection (D) below and shall not be revealed to, or discussed with, anyone other than Representatives of Ameristar, ACLV or Gem who agree to comply with the provisions of subsection (D) below; and

                     D.    In  the event that any party  to
this Agreement or any party set forth in clause (C) above is requested or required to disclose information described in subparagraph (b)(i), Ameristar and ACLV shall provide Gem or Gem shall provide Ameristar and ACLV, as the case may be, with prompt notice of such request so that Gem or Ameristar and ACLV, as the case may be, may seek an appropriate protective order or waiver by the other party's compliance with this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, such party is nonetheless, in the opinion of its counsel, compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or penalty, such party will furnish only that portion of the information which is legally required and will exercise its reasonable efforts to obtain reliable assurance that confidential
treatment will be  afforded to                           the
disclosed  information.   The  requirements  of   this
subparagraph shall not apply to information in the public domain or lawfully acquired on a nonconfidential basis from others.

      6.5 Conduct of Gem's Business. From the date hereof through the Closing, Gem shall, except as contemplated by this Agreement, or as consented to by Ameristar in writing, operate the Business in the ordinary course of business and substantially in accordance with past practice and will not take any action inconsistent with this Agreement or with the consummation of the Closing.
Without limiting the generality of the foregoing, Gem shall not, except as specifically contemplated by this Agreement or as consented to by Ameristar in writing:

           (a) change or amend the Articles of Incorporation or By-Laws of Gem;

           (b)   enter into, extend, materially modify,
terminate or renew any option, lease, agreement, contract, note, loan, evidence of indebtedness, purchase, order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, practice, covenant not to compete, employment agreement, license, instrument, obligation or commitment to which Gem is a party or is bound and which relates to the Business or the Assets, whether oral or written;

           (c)   sell, assign, transfer, convey, lease,
mortgage, pledge or otherwise dispose of or encumber any of the Assets, or any interests therein, except in the ordinary course of business or as may be necessary for the construction of the Project in accordance with the provisions of this Agreement;

          (d) incur any Liability for long-term interest bearing indebtedness, guarantee the obligations of others, indemnify others or, except in the ordinary course of business, or as may be necessary for the construction of the Project in accordance with the provisions of this Agreement, incur any other Liability;

           (e) (i) take any action with respect to the grant of any bonus, severance or termination pay (other than pursuant to policies or agreements of Gem in effect on the date hereof that are described on the Disclosure Schedule) or with respect to any increase
of         benefits        payable
under
its severance or termination pay policies or agreements in effect on the date hereof or increase in any manner the compensation or fringe benefits of any employee or pay any material benefit not required by any existing Employee Plan or policy;

                (ii)  make  any  change  in  the  key
management structure of Gem, including without limitation, the hiring of additional officers or the termination of existing officers, other than in the ordinary course; provided, however, Gem shall not make any such change with respect to the Gem Individuals, without the prior written consent of Ameristar, which consent shall not be unreasonably withheld;

                (iii)     adopt, enter into or amend any
Employee Plan,  agreement  (including without  limitation  any collective bargaining
or  employment  agreement),  trust,  fund  or   other
arrangement for the benefit or welfare of any employee, except for any such amendment as may be required to comply with applicable Regulations; or

                (iv)  fail  to  maintain all  Employee  Plans
in accordance with applicable Regulations;

           (f) acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or
business of  any corporation,   partnership,   association   or
other   business organization or division thereof;

           (g) declare, set aside, make or pay any dividend or other distribution in respect of Gem's capital stock;

            (h)   fail  to  expend  funds  for  budgeted
capital expenditures or commitments;

           (i) willingly allow or permit to be done, any act by which any of the Insurance Policies may be suspended, impaired or canceled;

           (j)   (i)   fail to pay its accounts payable  and
any
debts or obligations owed by it, or pay or discharge when due any Liabilities, in the ordinary course of business; or

                (ii)  fail to collect its accounts receivable
in the ordinary course of business;

          (k) fail to maintain the Assets in substantially their current state of repair, excepting normal wear and tear or fail to replace, consistent with Gem's past practice, inoperable, wornout or obsolete or destroyed Assets;

           (l)   make  any loans or advances to any
partnership,
firm or corporation, or, except for expenses incurred in the ordinary course of business or as may be necessary for the construction of the Project in accordance with the provisions of this Agreement, any individual;

           (m) make any income tax election or settlement or compromise with tax authorities;

           (n) fail to comply in any material respect with all
Regulations applicable to it, the Assets and the Business;

           (o) intentionally do any other act which would cause any representation or warranty of Gem in this Agreement to be or become untrue in any material respect;

           (p) issue, repurchase or redeem or commit to issue, repurchase or redeem, any shares of Gem's capital stock, any options or other rights to acquire such stock or any securities convertible into or exchangeable for such stock;

           (q) fail to use its reasonable efforts to (i) retain
Gem's employees, (ii) maintain the Business so that such employees will remain available to the Surviving Corporation on and after the Closing Date, (iii) maintain existing relationships with suppliers, customers and others having business dealings with Gem and (iv) otherwise to preserve the goodwill of the Business so that such relationships and goodwill will be preserved on and after the Closing Date;

           (r) enter into any agreement, or otherwise become obligated, to do any action prohibited hereunder; and

           (s) take or fail to take any action that would result in the loss or suspension or impairment of any material
Gaming License or violation of any material Gaming Law or applicable rule or order of any Gaming Authority.

          Notwithstanding the foregoing, Gem shall have the right to distribute any portion of the Distributed Warrant and Stock to Gem's stockholders before the Closing if Gem shall no longer have any obligations under any put or call arrangements with respect to such portion of the Distributed Warrant and Stock.

       6.6    Conduct   of  Ameristar's  Business.    Except
as
contemplated by this Agreement, during the period from  the
date hereof to the Closing Date, Ameristar will, and will cause each of its Subsidiaries to, conduct its operations in the ordinary course of business substantially consistent with past practice and in a manner reasonably contemplated to preserve the goodwill and ongoing business of Ameristar unimpaired through the Closing Date. The parties acknowledge and agree that such operation may include the acquisition of additional
assets or the acquisition, development   or   operation  of
additional  or   new   business
enterprises  in  the  gaming,  food  services,  entertainment or lodging  industries.  Except as otherwise expressly
provided  in this Agreement (including, without limitation,
Section   5.3, prior
to the Closing Date, Ameristar will not, except in the ordinary course of business, without the prior written consent of Gem:

           (a)   amend  its articles of incorporation or
bylaws,
except as necessary to consummate the transactions contemplated hereby;

           (b)   split, combine or reclassify any shares  of
its
capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property
or        any
combination thereof) in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such; or redeem or otherwise acquire any of its Securities;

           (c)   adopt a plan of complete or partial
liquidation,
dissolution,    restructuring,    capitalization     or
other
reorganization of Ameristar;

           (d)   authorize for issuance, issue, sell, deliver
or
agree  or  commit to issue, sell or deliver (whether through
the issuance     orgranting   of  options,   warrants,
commitment,
subscriptions, rights to purchase or otherwise) any Ameristar Common Stock or any preferred stock or any other securities or equity equivalents (including, without limitation, any stock options or stock appreciation rights)
totaling, or  exercisable for   or  convertible  into  shares
of Ameristar Common Stock totaling, in the aggregate, more than sixty-six percent (66%) of the total number of shares of Ameristar Common Stock outstanding on the date hereof; or

           (e) except for and as contemplated or required by the Ameristar Stock Option Plans, grant options to purchase, or make restricted stock grants with respect to, shares of Ameristar Common Stock or any preferred stock.

          Notwithstanding the foregoing, before the Closing Date, Ameristar may authorize an additional twenty million (20,000,000) shares of Ameristar Common Stock and issue up to ten million (10,000,000) additional shares of Ameristar Common Stock pursuant to Section 2.9 hereof before the Closing Date and Ameristar may issue other shares of Ameristar Common Stock in accordance with the Ameristar Stock Option Plans and may increase the number of shares issuable under the Ameristar Stock Option Plans by not more than five hundred thousand (500,000) shares of Ameristar Common Stock.

     6.7  Approval of Plans and Specifications.

           (a)  The parties acknowledge and agree that as of
the date   hereof,                                        Gem
has  obtained  the  Existing   Plans                 and
Specifications to govern the construction of the Improvements involved in the Project. From time to time
after  the  date hereof,                             Gem  shall
prepare   such   additional   plans                  and
specifications (and, as appropriate, modifications to any plans or specifications previously approved by ACLV) as may be required in accordance with reasonably prudent construction and business practices in connection with any additional or alternative work and Improvements necessary or appropriate in order to cause the Project to be completed in a manner consistent with Boulder Station Standards.

           (b)  All plans and specifications shall be subject
to
ACLV's  approval, which shall not be unreasonably  withheld.
In
determining whether to grant or withhold its approval,  ACLV
may consider,    among   other   things,   whether   the
plans and
specifications are reasonably calculated to lead to completion of the Project and to ready the Project for Operation in accordance with reasonably prudent construction and business practices and Boulder Station Standards. The Existing Plans and Specifications shall be deemed approved by ACLV for purposes of this Agreement as of the date hereof. All additional plans and specifications, and all modifications to the Existing Plans and Specifications or any previously approved Plans and Specifications, shall be deemed approved by
ACLV  for  purposes  of  this  Agreement   if             not
disapproved by ACLV within thirty (30) days after ACLV's receipt thereof. In each case, any disapproval shall set forth with reasonable particularity the reason for the disapproval.

           (c) All plans and specifications approved by ACLV in accordance with the provisions of this Section 6.7 shall be referred to herein as the "Approved Plans and Specifications." The parties acknowledge and agree that
ACLV's approval  of  any plans   and   specifications  shall
not  be   construed   as   a representation, warranty or
certification by ACLV to Gem  or  any other
Person
as to the quality of the plans and specifications or the work called for thereby, it being understood that Gem shall retain until the Closing all responsibility and liability for assuring that the work involved with the Project is adequately and appropriately undertaken. Rather, the purpose of ACLV's review and approval of plans and specifications shall be solely to provide comfort to ACLV that, during the period prior to the Effective Time, Gem is proceeding to develop the Project, and ready the Project for Operation, in accordance with reasonably prudent construction and business practices and Boulder Station Standards.

           (d) Before the Effective Time, Gem shall have no obligation to make any Discretionary Change unless Gem and Ameristar shall have executed a written agreement that describes such Discretionary Change in reasonable detail (a "Discretionary Change Order"). Before the Effective Time, Ameristar or Gem may in its sole discretion, deliver a written request that Gem make a Discretionary Change (a "Discretionary Change Request") to the other of Ameristar or Gem. If Ameristar or Gem delivers a Discretionary Change Request to the other of Ameristar or Gem, then a duly authorized representative of Ameristar and a duly authorized representative of Gem shall use their best efforts to meet at 10:00 A.M. on the next business day following the date that Ameristar delivers its Discretionary Change Request to Gem, at a site in the Las Vegas area reasonably appropriate for consideration of the requested Discretionary Change, to confer with respect to the scope and the additional cost or cost savings resulting from the proposed Discretionary Change. If each of Gem and Ameristar, acting in its reasonable business discretion, agrees to implement a Discretionary Change, then Ameristar and Gem shall execute a
Discretionary Change Order.   If  Gem  and Ameristar also agree
on the additional cost or cost savings that will result from the proposed Discretionary Change, each in its reasonable business discretion, then the Discretionary Change Order shall also specify such additional cost or cost savings.

           (e)   The  parties hereby establish the
"Discretionary Change Account" for the purpose of tracking the effect of discretionary changes on the cost to design, procure and construct the Project. As of the date hereof, the Discretionary Change Account shall have a zero balance.
The  Discretionary Change  Account may have a negative balance.
The balance in  the
Discretionary Change Account shall be adjusted as follows:
                (1)  If Ameristar and Gem execute a
Discretionary Change Order that specifies the additional cost that will result from the corresponding Discretionary Change,
then the amount                                           of
such additional cost shall be immediately added to the balance in the Discretionary Change Account.

                (2)  If Ameristar and Gem execute a
Discretionary Change  Order  that specifies the cost savings that  will  result from  the corresponding Discretionary
Change, then the amount                                      of
such cost savings shall be immediately deducted from the balance in the Discretionary Change Account.

                (3)  If Ameristar and Gem execute a
Discretionary Change Order that does not specify the cost savings or additional cost that will result from the corresponding Discretionary Change or the Surviving Corporation shall have determined, after the Effective Time
to  make  a  Discretionary  Change,   then
the
Discretionary Change Account shall not be adjusted with respect to the corresponding Discretionary Change until all  of  the design,  procurement and construction work  to  be
completed       in
connection  with  such  Discretionary  Change  shall  have
been
completed,  and  within ten (10) days after such time,
Ameristar shall  compute     the    additional    direct
cost            or
direct cost savings (without overhead) that shall have resulted from the corresponding Discretionary Change and Ameristar shall deliver written notice thereof to each of the Gem Individuals. If the Gem Individuals dispute Ameristar's computation of such additional cost or cost
savings and notify  Ameristar  of  such dispute   within  five
(5)  days  after  receiving   Ameristar's computation, then the
matter shall be submitted to arbitration in accordance with
Section 12.13. If the Gem Individuals fail to so notify Ameristar within such five (5) day period, then the Gem Individuals shall be deemed to accept Ameristar's computation of such additional cost or cost savings, as the case may be.
Such
excess cost, if any, shall be added to the balance in the Discretionary Change Account, and such cost savings, if any, shall be deducted from the balance in the Discretionary Change Account.

Gem shall keep detailed books of account in connection with all costs incurred or saved as a result of Discretionary
Changes  and other   commercially  appropriate  records  in
connection with
Discretionary Changes. Ameristar shall have the right to review and audit such books of account and other records before the Effective Time at Gem's regular business office between the hours of 8:00 A.M. and 5:00 P.M., Monday through Friday.

           (f) From the date hereof of until the Effective Time, Ameristar shall have the right to direct that Gem make Mandatory Changes. If Ameristar directs that Gem make a Mandatory Change, then Gem shall promptly make such Mandatory Change. If Ameristar directs that Gem make a Change, and Ameristar certifies that Ameristar in good faith believes that such change is a Mandatory Change, but Gem believes that such Change is a Discretionary Change, then Gem shall nevertheless make such Change and Gem and Ameristar will
proceed  in accordance  with  Section                   12.13
to
establish whether such Change is a Discretionary Change,  and if
such Change is established to be a Discretionary Change, then the "Discretionary Change Account" shall be modified as
provided   in
paragraph 6.7(e) above.
           (g) Under no circumstances shall Ameristar's approval of any Change or directive that Gem make a
Mandatory  Change constitute   approval  by  Ameristar  of  any
"Funding Request
Application" under the Interim Funding Agreement.
           (h) From the date hereof until the Closing Date, Gem shall deliver to Ameristar and ACLV, at least as often as every two (2) weeks, a project status report which shall generally describe the current status of construction of the Project and shall specify the current status of the work in connection with each of the Project Components as of the date thereof. Further, Gem shall provide Ameristar with copies of all constructionrelated reports and any correspondence between Gem and any Contractor or Architect.
           (i) For the purposes of this Section 6.7, any notice to be delivered by Ameristar to any of all of the Gem Individuals may be delivered by Ameristar to Magliarditi and upon delivery to Magliarditi all such Gem Individuals shall be deemed to have received such notice. Ameristar shall be entitled to rely upon any notice or other statement of Magliarditi as a statement representing each of the Gem Individuals, and any statement by Magliarditi shall be deemed to be a statement of each of the Gem Individuals.
       6.8    Construction  of  the  Project.   Gem  shall
cause construction of the Project and all Improvements on the Real Property, including without limitation, the procurement and installation of all Fixtures and Equipment and other tangible assets owned, leased or used by Gem in connection with the Improvements to
proceed with diligence and continuity in a good and workmanlike manner in accordance with the Approved Plans and Specifications, the Contractor Contracts and the Project
Budget.   Until  the Closing,  Gem  shall  continue  to  cause
the Project and all Improvements on the Real Property, including without limitation, all Fixtures and Equipment and other tangible assets owned, leased or used by Gem in connection with the Improvements to be designed, procured, installed and constructed in a manner so that upon completion such Project, Improvements and Fixtures and Equipment will be (i) structurally sound with no known material defects, (ii) in good operating condition and repair, subject to ordinary wear and tear, (iii) not in need of maintenance, repair or correction except for ordinary routine maintenance and repair, the cost of which would not be material, (iv) sufficient for the ordinary operation of Project and (v) in conformity, in  all material
respects,    with    all   applicable    Regulations.
Notwithstanding the foregoing, the Project shall, at a minimum, be constructed and finished to Boulder Station Standards. Gem shall deliver written notice to Ameristar and ACLV promptly after Gem shall have determined that the Project Schedule no longer accurately reflects the anticipated schedule for completing the Project and causing Operation of the Project to occur.

     6.9  Employee Matters.

           Ameristar  and  ACLV each shall enter into
employment contracts with the individuals listed on Exhibit AA attached hereto. The Gem Individuals listed on Exhibit AA attached hereto shall enter into employment contracts with Ameristar containing the material terms set forth therein and such additional terms as the parties may agree upon in the exercise of good faith (any such contract that is
executed  by  Ameristar  or  ACLV,   an "Employment Contract").

      6.10 Board of Directors.  Ameristar shall cause its By-
Laws to be amended before the Closing Date in order to allow the appointment of Steven W. Rebeil to Ameristar's Board of Directors pursuant to Section 11.5.

      6.11 Information for Ameristar SEC Filings. In connection with the Pre-Closing Offering or obtaining the approval of the stockholders of Ameristar for the
issuance  of  the   Merger Consideration and otherwise in order
to comply with the reporting requirements applicable to Ameristar under the Securities Act, Ameristar will need to prepare and file with the Securities and Exchange Commission various documents and reports, including without limitation, a proxy statement meeting the requirements of Regulation 14A of the Securities and Exchange Commission, a Current
Report  on  Form  8-K or a registration  statement  with
respect   to   the  Pre-Closing  Offering  (the  "Ameristar
SEC
Filings").   Gem  and  the  Gem  Individuals  will  upon
request promptly provide Ameristar and its Representatives any and all information necessary for the preparation of the Ameristar SEC Filings. Each of Gem and each of the Gem Individuals shall cause all information provided by it or him, as the case may be, neither to contain any untrue statement, at any time, of material fact nor to omit to state any material fact necessary to make such information or any
part thereof not  misleading.                             If
any
financial statements of Gem required to be included in any Ameristar SEC Filings are required to be audited and such financial statements have not been audited as of the date of this Agreement, Gem shall cause such financial statements promptly to be
audited                by
Arthur
Andersen, LLP, at the expense of Gem; provided, however,
Ameristar shall reimburse Gem for such expenses to the extent such expenses result from the preparation or audit of any financial statement that is not required in connection with obtaining approval of Gem's Existing Gaming Application.

     6.12 Operation of the Project. If the Operating Date occurs before the Closing Date, Gem shall, except as Ameristar shall otherwise agree in writing, operate the Project in the ordinary course of business and in a commercially appropriate manner, and in accordance with all applicable Regulations and Gaming Laws.

      6.13 Gem Air Documents. Ameristar and Rebeil shall enter into such agreements, instruments and other documents as are necessary to effect the transaction described on
Schedule   6.13
attached hereto (the "Gem Air Documents") on the other terms described herein.

       6.14  Phase  II  Option.   Gem  shall  record  the
Option pertaining to the Phase II Real Property in the Official
Records of the Clark County Recorder's Office on or before June
30, 1996.

      6.15 D&O Insurance. So long as Rebeil is a member of Ameristar's Board of Directors and as long as any of the Gem Individuals are officers and/or directors of Ameristar, Ameristar shall maintain, at its sole expense, directors and officers liability insurance no less favorable to its directors and officers than such insurance in effect as of the date hereof (copies of which have previously been
delivered to Gem),  to  the extent   such   insurance  remains
commercially  available,   on commercially reasonable terms and
conditions.

      6.16  Authority Relative to this Agreement;
Recommendation; Meeting.                                 On  or
before the Closing Date, each of Ameristar  and
ACLV shall use its best efforts to obtain all necessary corporate power and authority to execute and deliver this Agreement and the Ancillary
Agreements   and  to  consummate   the   transactions
contemplated hereby and thereby. Assuming that such authority is obtained, then on or before the Closing Date, the
Boards of Directors of Ameristar and ACLV and Ameristar, as the sole stockholder of ACLV, shall duly and validly authorize the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions
and  other agreements   contemplated  hereby  and  thereby,
and  Ameristar
represents and warrants that no other corporate proceedings on the part of Ameristar or ACLV will be necessary to authorize this Agreement or the Ancillary Agreements or to consummate the transactions contemplated hereby or thereby, except that, as referred to in Section 5.10, (i) the approval of Ameristar's stockholders of the issuance of Ameristar Common Stock in the Merger is required pursuant
to the rules of  the  Nasdaq  Stock Market,             and
(ii)  the  approval  of  Ameristar's  and   ACLV's
stockholders, respectively, of the transactions contemplated by this Agreement is required pursuant to the GCL. Ameristar shall call a meeting of its stockholders to be held as promptly as practicable after the date hereof for the purpose of voting upon all necessary resolutions for the execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the performance of the obligations of Ameristar and ACLV hereunder and thereunder and related matters contemplated hereby and thereby.

      6.17  Gem Individual Guaranties.  Each of the parties
shall
use its reasonable efforts to cause each of the Gem Individuals to be released from any and all liability under any of the Gem Individual Guaranties on or before July 31, 1996, pursuant to instruments reasonably satisfactory to such Gem Individual.
If
any Gem Individual shall not have been released from liability under any of the Gem Individual Guaranties on or before the Closing Date, then, from and after the Effective Time, Ameristar shall indemnify such Gem Individual on the terms and subject to the conditions set forth in Section 11.3. To the extent that any of the obligees under the Gem Individual Guaranties require, as a prerequisite to releasing any Gem Individual from liability under any of the Gem Individual Guaranties, that Ameristar provide a replacement guaranty to
such  obligee,  then  Ameristar  shall execute          and
deliver  a  commercially  reasonable  replacement
guaranty  to  such  obligee so long as such replacement
guaranty (i)  will  neither cause Ameristar to violate any
Regulation  or Gaming   Law                             nor
result  in  the  breach  of   any
covenant,
representation  or  warranty  under  any  contract,
instrument, security agreement, mortgage, deed of trust or other agreement to which Ameristar or ACLV is a party or by which any asset of Ameristar or ACLV is bound, (ii) will not require Ameristar or ACLV to encumber any of their respective assets and (iii) will not require Ameristar to be liable to the extent such obligation or Liability arises out
of or results from (A) any breach of any representation   or
warranty   or   the   inaccuracy   of                   any
representation made by Gem or such Gem Individual under such
Gem Individual   Guaranty   or  the  documentation   evidencing
the
underlying obligation secured by such Gem Individual Guaranty, except to the extent disclosed in the Disclosure Schedule, or (B) any breach, before the Closing, of any covenant made by Gem or such Gem Individual under such Gem Individual Guaranty or the documentation evidencing the underlying obligation secured by such Gem Individual Guaranty, except to the extent disclosed in the Disclosure Schedule.

      6.18 Tax Returns. On or before June 30, 1996, Gem shall cause its 1995 federal income tax return to be filed with the Internal Revenue Service. Promptly following the filing of such returns, Gem shall deliver a copy of each such return to Ameristar and ACLV.

      6.19 Gem Deliveries. On or before June 6, 1996, Gem shall deliver to Ameristar each of the following documents in the form and substance reasonably acceptable to Ameristar:

     (a) a consent of Bank of America National Trust and Savings Association, as administrative agent with respect to the Credit Facility, to the execution, delivery and recordation of the Interim Funding Deed of Trust, the execution and delivery of the Interim Funding Agreement, and the advance of funds by Ameristar under the Interim Funding Agreement;
     (b) all material environmental reports on the Real Property in Gem's possession that are, together with a reliance letter from the Consultant that provided a Phase I Site Assessment for the Property, or a Phase II Site Assessment for the Real Property prepared in connection with the Credit Facility and Terracon, as the preparer of the Geotechnical Exploration, The Reserve Hotel and Casino, SWC Lake Mead Drive and Soloman Street, Henderson, Nevada, dated June 12, 1995, Project Number 64955164, in each case stating that Ameristar shall be entitled to rely on the findings, discussions and other matters set forth in such reports and all  matters related to the Merger Agreement and the Interim
Funding Agreement; and
      (c)  an opinion of Nevada counsel reasonably acceptable
to Ameristar that:
            (i)    Incorporation.   Gem  is  a  corporation
duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Gem is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its property or nature of the Business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Business or the Assets.
          (ii) Trust Formation. The Trust is a trust duly formed and validly existing under the laws of the State of Nevada.
           (iii)      Power and Authority.  Gem has the
necessary corporate  power and authority, and the Trust has
all necessary trust power and authority, to enter into this Agreement and the Ancillary
Agreements   and  to  consummate   the   transactions
contemplated hereby and thereby. Gem has all material Permits, licenses, franchises and other authority required under federal and applicable state law to conduct the Business as now being conducted.
Gem has the necessary corporate power and authority to own, lease and operate the Assets and its other properties and to conduct the Business as presently conducted.

            (iv)   Corporate  Action  and  Enforceability.
The
execution,  delivery  and  performance  of  this  Agreement, the
Ancillary Agreements and the transactions contemplated hereby and thereby by Gem have been duly authorized by all necessary corporate action of Gem or trust action of the Trust, as the case may be, and this Agreement has been duly executed and delivered by Gem and the Trust, and no approval of the stockholders of Gem is required in connection therewith or, if required, such approval has been duly obtained in accordance with the provisions of Gem's Articles of Incorporation and By-Laws and applicable law, and this Agreement constitutes a legally valid and binding obligation of Gem, or the Trust, as the case may be, enforceable against Gem, or the Trust, as the case may be, in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors'
rights generally or by equitable principles (whether considered in an action at law or in equity), (ii) limitations imposed by federal or state law or equitable principles upon the availability of specific performance, injunctive relief or other
equitable   remedies,   or  (iii)  other  customary
limitations
reasonably satisfactory to Ameristar's and ACLV's counsel.

      6.20  Escrow Agreement.  Concurrently herewith,
Ameristar, ACLV and the Gem Individuals shall execute and deliver the Escrow Agreement.


                           Article 7

                       Gaming Approvals

      7.1 Amendment of Gaming Application. Gem shall cooperate with Ameristar and ACLV in their attempts to amend, to the extent practicable, Gem's Existing Gaming Application so as to reflect the current ownership and management of Gem and to permit the concurrent (or previous, if necessary) consideration by the Nevada Gaming Commission of (a) the request to approve the transactions contemplated by this Agreement and a Gaming License for ACLV for the Project and
(b) the request for a Gaming License from the State of Nevada for Gem for the Project; provided, however, that Gem's Existing Gaming Application shall not be so amended if such an amendment reasonably would be expected to cause any material delay in the scheduled hearing date for Gem's Existing Gaming Application before the Nevada Gaming Commission.

      7.2   Gaming  Approvals.  Gem, each of the Gem
Individuals,
Ameristar and ACLV agree to use their best efforts to obtain and retain in full force and effect at all times, as soon as possible (i) all Gaming Licenses necessary for Operation of the Project and (ii) all necessary approvals from the appropriate Gaming Authorities with respect to the transactions contemplated by this Agreement, including without limitation, the Nevada
Gaming
Authorities,  the  Iowa Gaming Authorities  and  the
Mississippi Gaming Authorities.

      7.3 Denial of License; Individuals. If any Person shall become an Ineligible Person prior to the Closing, the following provisions shall apply:

           (a) Each Ineligible Person shall, and Gem shall cause each Ineligible Person to, immediately and permanently,
resign from   any  position,  including  as  director  or
officer,   in Ameristar, Gem or ACLV and each Ineligible Person
shall have no further management role in Ameristar, Gem or ACLV.

           (b)   If  required  to  do so  by  any  Nevada
Gaming Authority as a condition to licensure, each Ineligible Person shall, and Gem shall cause each Ineligible
Person to, dispose of all of its securities or other ownership interests in Gem.

           (c) Each Ineligible Person shall, and Gem shall cause each Ineligible Person to, cooperate with Gem, Ameristar and ACLV in their efforts to obtain and retain in full force and effect all Gaming Licenses and other approvals from any Nevada Gaming Authority related to the Operation of the Project.

           (d) Sections 6.9(b) shall not be applicable to such
Ineligible Person.

           (e)   Such  Ineligible Person shall  not  receive
any Ameristar Common Stock at the Closing and such Ineligible Person's Gem Stock shall not be converted to Ameristar Common Stock, but such Ineligible Person shall instead have all of his Gem Stock converted at the Closing into the right to receive the proceeds of a secondary offering (net of any underwriters'
discount or other out-of-pocket costs reasonably related to such secondary offering), to be concluded by Ameristar within one hundred eighty (180) days after the Closing, of
the  number  of shares                                      of
Ameristar      Common      Stock
that
equals the product of (x) the number of shares of Pre-Adjustment Consideration Stock multiplied times (y) such Ineligible Person's Gem Proportionate Interest; provided, however, if Ameristar reasonably determines on the basis of any Gaming Law or order from any Gaming Authority or on any other basis that such a secondary offering of Ameristar Common Stock has been rendered commercially infeasible or if Ameristar does not conclude such a secondary offering on or before the date that is one hundred eighty (180) days after the Closing, then on such date Ameristar shall either (i) pay to such Ineligible Person an amount equal to the product of (A)
the Average 10-Day Closing Price as of the day that   is  one
hundred eighty (180) days after the Closing multiplied times (B) the number of shares of Pre-Adjustment Consideration Stock multiplied times (C) such Ineligible Person's Gem Proportionate Interest (the "Ineligible Person Amount"), or (ii) deliver a promissory note in the form of Exhibit DD attached hereto with a principal amount equal to the Ineligible Person Amount and a maturity date that is three
(3) years after the last day of the foregoing 180-day period.

          (f) Notwithstanding the foregoing, neither Gem nor any Gem Individual shall delay the Closing as a result of any Person becoming an Ineligible Person.

      7.4 Gaming Authority Approvals. Ameristar shall make the necessary and appropriate declarations, filings, applications or registrations in order to obtain approval from the Iowa Gaming Authorities and the Mississippi Gaming Authorities with respect to the transactions contemplated by this Agreement and the Operation of the Project.


                           Article 8

                Conditions to Gem's Obligations

           The obligations of Gem and the Gem Individuals to consummate the transactions provided for hereby are subject, in the discretion of Gem, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Gem:

       8.1   Representations,  Warranties  and  Covenants.
All
representations and warranties of Ameristar and ACLV contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and Ameristar and ACLV shall have performed and satisfied in all material respects all agreements and covenants required hereby to be performed by them prior to or on the Closing Date.

      8.2   Consents;  Regulatory Compliance and  Approval.
Gem
shall be satisfied that all approvals required under any
Regulations to carry out the transactions contemplated by this Agreement shall have been obtained and that the parties shall have complied with all Regulations applicable to the Merger. Ameristar and ACLV shall have complied with the requirements of the HSR Act.

      8.3   No Actions or Court Orders.  Except as a result of
a
Person         being         an        Ineligible
Person,
no  Action  by  any  governmental  authority,  including
without
limitation any Gaming Authority, or other Person shall have been instituted or threatened which questions the validity or
legality of   the
transactions  contemplated  hereby  and  which   could
reasonably be expected to damage Ameristar, ACLV, the Assets or the Business materially if the transactions contemplated
hereby are   consummated,  including  without  limitation  any
material adverse effect on the right or ability of Ameristar or ACLV to own, operate, possess or transfer the Assets after the Closing. There shall not be any Regulation or Court Order that makes the Merger contemplated hereby illegal or otherwise prohibited.

      8.4 Opinion of Counsel. Ameristar and ACLV shall have delivered to Gem an opinion of counsel to Ameristar and ACLV, dated as of the Closing Date, in form and substance reasonably satisfactory to Gem, to the effect that:

            (a)    Incorporation.    Ameristar   and   ACLV
are
corporations duly organized, validly existing and in good standing under the laws of the State of Nevada.

          (b) Corporate Power and Authority. Ameristar and ACLV have the necessary corporate power and authority to enter into this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby.

            (c)    Corporate  Action  and  Enforceability.
The
execution,  delivery and performance of this  Agreement  and the
Ancillary  Agreements  by  Ameristar  and  ACLV  have  been
duly authorized                                        by  all
necessary corporate action of  Ameristar  and
ACLV, and this Agreement and the Ancillary Agreements have been duly executed and delivered by Ameristar and ACLV, and constitute legally valid and binding obligations of Ameristar and ACLV, enforceable against Ameristar and ACLV in
accordance  with  their terms,   except   as  limited  by  (i)
bankruptcy,   insolvency, reorganization,  moratorium or other
similar  laws  relating  to creditors'                   rights
generally or by equitable principles  (whether
considered  in  an action at law or in equity), (ii)
limitations
imposed by federal or state law or equitable principles upon the availability of specific performance, injunctive relief or other equitable
remedies,   or  (iii)  other  customary   limitations
reasonably satisfactory to Gem's counsel.

           (d)   Capital Stock.  All of the outstanding
Ameristar Common Stock has been duly authorized and validly issued and is fully paid and non-assessable. As of the
Closing  Date,  and taking   into                      account
the  consummation  of  the  transactions
contemplated   by   this   Agreement,  Ameristar's   issued
and
outstanding capital stock will consist of twenty million three hundred sixty thousand (20,360,000) shares of Ameristar Common Stock plus the number of shares of Ameristar Common Stock that shall have been issued in accordance with the terms of this Agreement (including any Pre-Closing Offering). Ameristar will transfer to Gem at the Closing good and marketable title to the Merger Consideration, free and clear of all Encumbrances, except those required by applicable Gaming Laws and any Encumbrances created pursuant to this Agreement, and at the Closing will have full right, power and authority to transfer said shares to Gem.

          (e) No Breach of Contracts. Neither the execution and delivery of this Agreement or the Ancillary Agreements by Ameristar and ACLV nor the consummation of the transactions contemplated hereby or thereby will (i) violate the Articles of Incorporation or By-Laws of Ameristar or ACLV, (ii) cause a
Default under any term or provision of any contract known to such counsel to which Ameristar or ACLV is a party, or (iii)
to  the best   knowledge  of  such  counsel,  violate  any
Court   Order applicable to Ameristar or ACLV.
           (f) No Violation of Law. Neither the execution and performance of this Agreement or the Ancillary Agreements by Ameristar or ACLV nor the consummation of the transactions contemplated hereby or thereby will violate or result in a failure to comply with any Regulation or Court Order applicable to Ameristar or ACLV.
           In rendering such opinions, such counsel may rely as they deem advisable (i) as to matters governed by the laws of jurisdictions other than states in which they maintain offices, upon opinions of local counsel satisfactory to such counsel, and (ii) as to factual matters, upon certificates and assurances of public officials and officers of Ameristar and ACLV.
In
addition, such opinions may be subject to such additional qualifications and exceptions as are reasonably acceptable to counsel to Gem.

     8.5 Certificates. Each of Ameristar and ACLV shall furnish Gem with such certificates of its officers and others to evidence compliance with the conditions set forth in this
Article 8 as Gem may reasonably request.

     8.6 Corporate Documents. Gem shall have received from both Ameristar and ACLV resolutions adopted by the Boards of Directors of Ameristar and ACLV, respectively, approving this Agreement, the Ancillary Agreements and the transactions
contemplated hereby or   thereby,  certified  by  Ameristar's
and  ACLV's  corporate secretary, respectively.

     8.7 Ancillary Agreements. Each of Ameristar and ACLV shall have executed and delivered each of the Ancillary
Agreements  to which Ameristar or ACLV is a party.

      8.8   Delivery  of  Consideration.   Ameristar  shall
have delivered such portion of the Merger Consideration as is required to be delivered pursuant to Article 2 hereof as of the Closing.

      8.9 Corporate Authorization. The stockholders and the Board of Directors of each of Ameristar and ACLV shall have approved all necessary resolutions for the execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the performance of the obligations of Ameristar and ACLV hereunder and thereunder.

      8.10 Gem Air. Ameristar shall have executed and delivered all of the Gem Air Documents to which it is a party to Rebeil.


                           Article 9

       Conditions to Ameristar's and ACLV's Obligations

          The obligations of Ameristar and ACLV to consummate the transactions provided for hereby are subject, in the discretion of Ameristar and ACLV, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Ameristar and ACLV:

       9.1   Representations,  Warranties  and  Covenants.
All
representations
and
warranties of Gem contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date, except as and
to the extent   that   the   facts  and  conditions  upon
which   such representations  and warranties are based are
expressly required or permitted to be changed by the terms hereof, and Gem shall have performed and satisfied in
all  material  respects  all agreements                 and
covenants required hereby to be performed by it prior to or on the Closing Date.

      9.2   Consents;  Regulatory Compliance and  Approval.
All
Permits,   consents,  approvals  and  waivers  from
governmental
authorities,  other than Gaming Authorities,  and  other
parties (including
creditors)  necessary  to  the  consummation  of  the
transactions   contemplated  hereby,  including   the
consents,
approvals and waivers described in Exhibit X attached hereto,
and for   the  Operation  of  the  Project  by  Ameristar  and
ACLV (including, without limitation, all required third party consents to the assignment of the Contracts, Options and Leases to be assumed by ACLV) as are necessary or appropriate for the stage of the construction of the Project as of the Closing Date shall have been obtained. Ameristar and ACLV shall be satisfied that all approvals required under any Regulations to carry out the transactions contemplated by this Agreement shall have been obtained and that the parties shall have complied with all Regulations applicable
to the transactions contemplated  by  this Agreement.     Gem
shall have complied with the requirements of the HSR Act.

      9.3   No  Actions  or  Court  Orders.   No  Action  by
any
governmental authority or other Person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to damage Ameristar, ACLV, the
Assets or the  Business materially                       if
the   transactions  contemplated   hereby     are
consummated, including without limitation, any material adverse effect on the right or ability of ACLV to own, operate, possess or transfer the Assets after the Closing. There shall not be any Regulation or Court Order that makes the purchase and sale of the Business or the Assets contemplated hereby illegal or otherwise prohibited.

      9.4 Opinion of Counsel. Gem shall have delivered to
Ameristar and ACLV an opinion of counsel to Gem, dated as of the Closing Date, in form and substance reasonably satisfactory to Ameristar and ACLV, to the effect that:

            (a)    Incorporation.   Gem  is  a  corporation
duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Gem is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its property or nature of the Business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Business or the Assets.

          (b) Trust Formation. The Trust is a trust duly formed and validly existing under the laws of the State of Nevada.

           (c)   Power  and  Authority.  Gem  has  the
necessary corporate power and authority, and the Trust has all necessary trust power and authority, to enter into this Agreement and the Ancillary
Agreements   and  to  consummate   the   transactions
contemplated hereby and thereby. Gem has all material Permits, licenses, franchises and other authority required under federal and applicable state law to conduct the Business as now being
conducted.   Gem has the necessary corporate power and
authority
to own, lease and operate the Assets and its other properties
and to    conduct    the    Business    as    presently
conducted.


            (d)    Corporate  Action  and  Enforceability.
The
execution,  delivery  and  performance  of  this  Agreement, the
Ancillary Agreements and the transactions contemplated hereby and thereby by Gem have been duly authorized by all necessary corporate action of Gem or trust action of the Trust, as the case may be, and this Agreement and the Ancillary Agreements have been duly executed and delivered by Gem, and no approval of the stockholders of Gem is required in connection therewith or, if required, such approval has been duly obtained in accordance with the provisions of Gem's Articles of Incorporation and By-Laws and applicable law, and this Agreement and each Ancillary Agreement constitutes a legally valid and binding obligation of Gem and the Trust, enforceable against Gem or the Trust, as the case
may  be, in   accordance   with   its  terms,   except
as   limited
by
(i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by equitable principles (whether considered in an action at law or in equity), (ii) limitations imposed by federal or state law or equitable
principles   upon  the   availability   of   specific
performance, injunctive relief or other equitable remedies, or (iii) other customary limitations reasonably satisfactory to Ameristar's and ACLV's counsel.

          (e) No Breach of Contracts. Neither the execution and delivery of this Agreement or the Ancillary Agreements by Gem nor the consummation of the transactions contemplated hereby or thereby will (i) violate the Articles of Incorporation or By-Laws of Gem, (ii) cause a Default under any term or provision of any material Contract or Lease known to such counsel to which Gem is a party or by which the Assets are bound, or (iii) to the best knowledge of such counsel, violate any Court Order applicable to Gem.

           (f) No Violation of Law. Neither the execution and performance of this Agreement or the Ancillary Agreements by Gem nor the consummation of the transactions contemplated hereby or thereby will violate or result in a failure to comply with any Regulation or Court Order known to such counsel, applicable to the Business or operations of Gem; and, to the best knowledge of such counsel, Gem has all material licenses, franchises and other authority required to conduct the Business as it is now being conducted;
and no Permit of, or filing with, any governmental authority or, to the best knowledge of such counsel, any other Person, is required for the execution and delivery of this Agreement or the Ancillary Agreements by Gem or the consummation by either
Gem of the transactions contemplated hereby and thereby, except as set forth in this Agreement, the Disclosure Schedule, the exhibits hereto or the Ancillary Agreements.

            (g)    Capitalization.   The  Gem   Individuals
own
beneficially and of record, all of the Gem Shares and, to the best knowledge of such counsel, each Gem Individual owns, beneficially and of record, the number of shares of Gem Stock set forth on Schedule 4.2 free and clear of all Encumbrances, other than Encumbrances which exist solely by virtue of applicable Gaming Laws. Except as disclosed in
Schedule  4.2,  and  to  the
best knowledge of such counsel, Gem has no obligation, contingent or otherwise, to repurchase, redeem or otherwise acquire any of the Gem Shares or other shares of Gem Stock. The Gem Shares constitute all of the issued and outstanding shares of capital stock of Gem. Five thousand (5,000) shares of Gem Stock have been validly authorized but not issued and, together with the Gem Shares, constitute all of the of Gem Stock that has been authorized by Gem.
           (h) Transfer and Assignment. The documents to be delivered by Gem at the Closing to effect the Merger are effective to do so.

           (i)   No  Defaults.   To the best  knowledge  of
such counsel, Gem is not in Default under any term or provision of any Contract, Option or Lease except for such Defaults which will not have a material adverse effect upon Gem, the Business or the Assets.

           In rendering such opinions, such counsel may rely as they deem advisable (a) as to matters governed by the laws of jurisdictions other than states in which they maintain offices, upon opinions of local counsel satisfactory to such counsel, and (b) as to factual matters, upon certificates and assurances of public officials and officers of Gem. In addition, such opinions may be subject to such additional qualifications and exceptions as are reasonably acceptable to counsel to Ameristar and ACLV.

      9.5   Certificates.  Gem shall furnish Ameristar  and
ACLV
with such certificates of its officers and others to evidence compliance with the conditions set forth in this
Article 9 as may be  reasonably  requested by Ameristar and
ACLV.   In  addition, Ameristar and ACLV shall have received
from each Gem Individual a properly executed Gem Individual
Closing Certificate.

      9.6 Corporate Documents. Ameristar and ACLV shall have received from Gem resolutions adopted by the Board of Directors of Gem approving this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, certified by Gem's corporate secretary.

     9.7  Title Insurance and Survey.
           (a) Title Insurance. ACLV shall have received the Title Company's American Land Title Association ("ALTA") Extended Coverage Owner's Policy of Title Insurance (the "Title Policy") on all of the Real Property, subject only to the exceptions shown on the Project Preliminary Title Report and previously approved by Ameristar, and without exception for (i) survey matters (except as shown on the survey furnished pursuant to Subsection (b)
below);   (ii)   mechanics'   or   materialmen's    liens;
(iii) "parties in possession"; (iv) the Interim Funding Agreement Deed of Trust; or (v) the liens securing the Credit Facility, with coverage in an amount to be reasonably determined by Ameristar
(it being understood that it would be reasonable for Ameristar to require coverage in the approximate amount of SixtyOne Million Dollars ($61,000,000)).

          (b) Survey. Gem shall have delivered to Ameristar and ACLV an ALTA survey of the Real Property dated as of a date no earlier than fourteen (14) days before the Closing, which shall be certified to ACLV and the Title Company and show no matters which materially adversely affect the use or value of the Real Property or render title thereto unmarketable and shall show (i) no encroachments that materially impair the value or use of the Real Property, (ii) that the Improvements (including without limitation all buildings and loading docks and the parking lots appurtenant thereto) are entirely located on the Project Real Property and (iii) that the Project Real Property has access to all adjacent roads and that such roads are publicly dedicated.

           (c) Option Assurances. With respect to the Phase II Real Property, Ameristar and ACLV shall have received appropriate assurances that: (i) the Option pertaining to the Phase II Real Property is in full force and effect; (ii) at the Closing, the Surviving
Corporation       shall        become
the
optionee under said Option; and (iii) said Option permits the optionee thereunder to acquire the Phase II Real Property in a manner which will reasonably permit the optionee to effect the development of Phase II on the Phase II Real Property. The
Option shall have been duly recorded in the Official Records of the Clark
County Recorder and Ameristar and ACLV shall have received the Title Company's commitment to issue its ALTA Extended Coverage Owner's Policy of Title Insurance upon the Surviving Corporation's exercise of the Option insuring the Surviving Corporation as the owner of the Phase II Real Property subject only to non-monetary Encumbrances reasonably approved by Ameristar, with coverage in an amount to be reasonably determined by Ameristar.

     9.8  Tax Clearance Certificate.  Gem shall provide
Ameristar and ACLV with a clearance certificate or similar document(s) that may be required by any state taxing authority in order to relieve Ameristar and ACLV of any obligation to withhold any portion of the Merger Consideration.

      9.9   Nonforeign  Affidavit.  Gem and each  Gem
Individual
shall furnish Ameristar and ACLV with an affidavit,
substantially in the form attached hereto as Exhibit CC,
stating, under penalty of    perjury,   the   transferor's
United   States
taxpayer
identification number and that the transferor is not a foreign person, pursuant to Section 1445(b)(2) of the Code.

      9.10  Gaming Licenses.  Ameristar, ACLV and Gem shall
have
received from the Nevada Gaming Authorities approval for the Merger and the other transactions contemplated hereby, to the extent deemed necessary by Ameristar (the "Nevada Gaming Approval Condition"); provided, however, that the
approval  of                                             the
transactions contemplated by this Agreement by the Iowa Gaming Authorities and the Mississippi Gaming Authorities shall not be a condition to Ameristar's and ACLV's obligations hereunder. If, however, such approval by the Iowa Gaming Authorities and the Mississippi Gaming Authorities shall not have been received by Ameristar,
ACLV  and Gem prior to the Closing  Date,  Ameristar,
ACLV and the Gem Individuals shall use their best efforts to obtain such approvals as soon as commercially possible after the Closing Date.

     9.11 Consent to Assignment of Contract Rights.  With
respect to  every  Contract,  Option, or Lease which  provides
that  the consummation   of  the  transactions  herein
contemplated   will constitute
an assignment under such Contract, Option or Lease, Ameristar and ACLV shall have received a properly executed Contractor
Consent, Architect Consent, Credit Facility  Consent,
Consent  to Assignment of Lease, Consent to Assignment of
Option Contract or General Consent.

      9.12 Gem Air.  Each of Gem, the Gem Individuals and Gem
Air shall have executed and delivered to Ameristar all of the Gem Air Documents to which it is a party.

      9.13  Opinion of Gem Air Counsel.  Gem shall have
delivered
to  Ameristar and ACLV an opinion of counsel to Gem Air, dated
as of   the
Closing   Date,  in  form  and  substance   reasonably
satisfactory to Ameristar and ACLV, that the Gem Air Documents constitute the legally valid and binding obligation of Gem Air, enforceable against Gem Air in accordance with its terms, except
as   limited   by  (i)  bankruptcy,  insolvency,
reorganization, moratorium or
other         similar      laws
relating   to   creditors'  rights  generally  or  by
equitable
principles (whether considered in an action at law or in equity), (ii) limitations imposed by federal or state law or
equitable principles   upon  the  availability  of  specific
performance, injunctive relief or other equitable remedies, or (iii) other customary limitations reasonably satisfactory to Ameristar's and ACLV's counsel.

      9.14 Corporate Authorization. The stockholders and the
Board of Directors of each of Ameristar and ACLV shall have approved all necessary resolutions for the execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the performance of the obligations of Ameristar and ACLV hereunder and thereunder, which approval by the stockholders of Ameristar shall satisfy the requirements imposed on the issuance of the Merger Consideration for the continued inclusion of Ameristar Common Stock in the Nasdaq National Market System.

      9.15 Ancillary Agreements. Each of Gem and each of the Gem
Individuals shall have delivered all of the Ancillary
Agreements to which such Person is a party.

      9.16 Due Diligence Review. Ameristar, ACLV and their
Representatives shall have conducted the investigation described in Section 6.4 including a due diligence review of the Contracts, the Leases, the Options, Gem's Books and Records, Financial Statements, and other records and accounts of the Business, including without limitation, a review of items disclosed on the exhibits or schedules hereto, and in the sole discretion of Ameristar and ACLV, Ameristar and ACLV, on the basis of such review, shall be satisfied that there has been no breach of the representations and warranties or the pre-closing covenants of Gem or the Gem Individuals made pursuant to this Agreement. Such review shall have no effect whatsoever on the Liability of Gem or the Gem Individuals to Ameristar and ACLV under this Agreement or otherwise for breach of any representations, warranties, or covenants of Gem or the Gem Individuals hereunder.


                          Article 10

                         Risk of Loss

     10.1 Risk of Loss.  From the date hereof through the
Closing
Date, all risk of loss or damage to the property owned by Gem, including the Assets, shall be borne by Gem and thereafter shall be borne by the Surviving Corporation. If any material portion of the Assets is destroyed or damaged by fire or any other cause on or prior to the Closing Date, other than use, wear or loss in the ordinary course of business, Gem shall give written notice to ACLV as soon as practicable after, but in any event within five (5) calendar days of, discovery of such damage or destruction, the amount of insurance, if any, covering such Assets and the amount, if any, which Gem is otherwise entitled to receive as a consequence. Prior to the Closing, ACLV shall have the option, which shall be exercised by written notice to Gem within ten (10) calendar days after receipt of Gem's notice or if there is not ten (10)
calendar days prior to the Closing Date, as soon as practicable prior to the Closing Date, of (a) accepting such Assets in their destroyed or damaged condition in which event ACLV shall be entitled to the proceeds of any insurance or other proceeds payable with respect to such loss and subject to Section 11.3(f), to such indemnification for any uninsured portion of such loss pursuant to Section 11.3, and the full
Merger Consideration shall be paid or (b) terminating this Agreement in accordance with Section 12.1.


                          Article 11

         Actions by Gem Individuals, Ameristar and ACLV
                       After the Closing

     11.1 Books and Records; Tax Matters.

          (a)  Books and Records.  Each party agrees that it
will cooperate             with  and make available to the
other parties,  during
normal business hours, all Books and Records, information and employees (without substantial disruption of employment) retained and remaining in existence after the Closing which
are necessary or       useful                             in
connection  with  any  tax   inquiry,   audit,
investigation or dispute, any litigation or investigation or any other matter requiring any such Books and Records,
information or employees                                for
any  reasonable  business  purpose.   The   party
requesting  any such Books and Records, information or
employees
shall bear all of the out-of-pocket costs and expenses (including without limitation attorneys' fees, but excluding reimbursement for salaries and employee benefits) reasonably incurred in connection with providing such Books and Records, information or employees.
All   information   received   pursuant                 to
this
Section   11.1(a)  shall  be  subject  to  the   terms   of
the
Confidentiality Agreements.

           (b)   Cooperation  and  Records  Retention.   The
Gem
Individuals, Ameristar and the Surviving Corporation shall (i) each provide the other with such assistance as may reasonably be requested by any of them in connection with the preparation of any return, audit, or other examination by any taxing authority or judicial or administrative proceedings relating to Liability for Taxes relating in any way to the Business  or  the  Assets,
(ii)  each retain and provide the other with any records or
other information          that  may  be  relevant to  such
return,  audit  or
examination,    proceeding   or   determination    relating
in
any way to the Surviving Corporation, the Business or the Assets, and (iii) each provide the other with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown
on any tax return of  the other  for                     any
period.  Without limiting the generality  of  the
foregoing,  the  Gem  Individuals, Ameristar  and  the
Surviving
Corporation  shall each retain, until the applicable statutes of
limitations  (including any extensions) have expired,  copies of
all tax returns, supporting work schedules, and other records
or information             that  may be relevant to such
returns  for  all  tax
periods or portions thereof ending on or before the Closing
Date and  shall            not destroy or otherwise dispose of
any such  records
without first providing the other party with a reasonable opportunity to review and copy the same.

       11.2  Survival  of  Representations,  Etc.   All  of
the
representations, warranties, covenants and agreements made by each party in this Agreement, the Disclosure Schedule, or in
any attachment,            exhibit, certificate, document or
list delivered  by
any  such party pursuant hereto shall survive the Closing  for
a period  of           (and  claims  based  upon  or  arising
out  of  such
representations, warranties, covenants and agreements may be asserted at any time before the date which shall be) three
(3) years   following  the  Closing  (except  with  respect  to
the
representations and warranties set forth in Sections 4.19, 4.21, 4.25, 5.3 and 5.5 which shall survive until the expiration of the applicable statute of limitations (with extensions) with respect to the matters addressed in such sections. Each party hereto shall be entitled to rely upon the representations and warranties of the other party set forth in this Agreement. The termination of the representations and warranties provided herein shall not affect the rights of a party in respect of any Claim (as defined in Section 11.3(d)) made by such party in a writing received by the other party prior to the expiration of the applicable survival period provided herein.
     11.3 Indemnifications.
           (a) By Gem and the Gem Individuals. Gem and the Gem Individuals shall indemnify, protect, defend and hold harmless Ameristar, the Surviving Corporation, their Affiliates and their respective Representatives, from and against any and all costs, losses (including without limitation diminution
in value), Taxes, Liabilities,   obligations,  damages,
lawsuits,   deficiencies, claims,  demands,  and expenses
(whether or not  arising  out  of third-party  claims),
including  without  limitation                    interest,
penalties, costs of mitigation, losses in connection with any Environmental Law (including without limitation any clean-up or remedial action), lost profits and other losses resulting from any shutdown, delay in commencement or curtailment of operations, damages to the environment, attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (herein, "Damages"), incurred in connection with, arising out of,
resulting   from   or  incident  to  (i)  any   breach   of
any
representation   or   warranty   or   the   inaccuracy   of
any
representation, made by Gem or any Gem Individual in or pursuant to this Agreement, including, in the Ancillary Documents or the Project Status Certificate; (ii) any breach of any covenant or agreement made by Gem or any Gem Individual in or pursuant to this Agreement; (iii) any Excluded Liability; or (iv) any Liability imposed upon Ameristar or the Surviving Corporation by reason of the Surviving Corporation's status as owner of the Business or the Assets; provided, however, that after the Closing, Rebeil's aggregate liability under this Section 11.3 shall not exceed the value of the Merger Consideration (the "Consideration Value"); provided, further, that for the purpose of computing the Consideration Value, the Ameristar Common Stock that constitutes part of the Merger Consideration shall be valued at the Average 10-Day Closing Price as of the Closing Date and any Adjustment Excess Payment Note shall be valued at its original face amount; provided, further, the liability of the Gem Individuals hereunder shall be reduced if and to the extent Ameristar or the Surviving Corporation ultimately receives, without a reservation of rights, amounts related to such Damages under its insurance policies. To the extent that Ameristar believes that Ameristar has a justifiable claim under its insurance policies with respect to any Damages, Ameristar shall pursue such claim in good faith.

           The term "Damages" as used in this Section 11.3 is
not
limited to matters asserted by third parties against Ameristar, ACLV or the Surviving Corporation, but includes Damages incurred or sustained by Ameristar, ACLV or the Surviving Corporation in the absence of third party claims. Payments by Ameristar, ACLV or the Surviving Corporation of amounts for which Ameristar, ACLV or the Surviving Corporation is indemnified hereunder, and payments by Gem of amounts for which Gem is indemnified, shall not be a condition precedent to recovery. Gem's obligation to indemnify Ameristar, ACLV or the Surviving Corporation, and Ameristar's, ACLV's or the Surviving Corporation's obligation to indemnify Gem, shall not limit any other rights, including without limitation rights of contribution which either party may have under statute or common law.
           (b)   By Ameristar and ACLV.  Ameristar, ACLV and
the
Surviving Corporation, jointly and severally, shall indemnify, save and hold harmless Gem, its respective
Affiliates  and subsidiaries,                            and
its   respective   Representatives                       and
stockholders,  and the Gem Individuals from and against  any
and all   Damages  incurred  in  connection  with,  arising
out  of, resulting                                        from
or  incident  to  (i)  any   breach                      of
any
representation   or   warranty   or   the   inaccuracy   of
any
representation, made by Ameristar or ACLV in or pursuant to this Agreement; (ii) any breach of any covenant or agreement made by Ameristar
or
ACLV in or pursuant to this Agreement; or (iii) from and after the Closing, any obligation or Liability of such Gem Individual under any Gem Individual Guaranty, except to the extent such obligation or Liability arises out of or results from (A) any breach of any representation or warranty or the inaccuracy of any representation, made by Gem or such Gem
Individual under such Gem Individual   Guaranty   or  the
documentation   evidencing                               the
underlying obligation secured by such Gem Individual Guaranty, except to the extent disclosed in the Disclosure Schedule, or (B) any breach, before the Closing, of any covenant made by Gem or such Gem Individual under such Gem Individual Guaranty or the documentation evidencing the underlying obligation secured by such Gem Individual Guaranty, except to the extent disclosed in the Disclosure Schedule; provided, however, that after the Closing, the aggregate liability of Ameristar, ACLV and the Surviving
Corporation   hereunder   shall   not   exceed           the
Consideration Value.

            (c)    Cooperation.   Each  indemnified  party
shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation,
trial and  defense  of such   lawsuit  or  action  and  any
appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

           (d)   Defense  of Claims.  If a claim for  Damages
(a
"Claim") is to be made by a party entitled to indemnification hereunder against the indemnifying party, the party claiming such indemnification shall, subject to Section 11.3, give written notice (a "Claim Notice") to the indemnifying party as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which
indemnification may  be  sought  under  this Section     11.3.
If any lawsuit or enforcement  action  is  filed
against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice, subject to the indemnified party's prior written approval (which approval shall not be withheld or delayed unreasonably), to handle and defend the same unless the named parties to such action or proceeding include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are
different from or additional to  those available   to  the
indemnifying  party,  in  which  event                  the
indemnified party shall be entitled, at the indemnifying party's cost, risk and expense, to separate counsel of its own choosing, and (iii) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld; provided, however, if the remediation or resolution of any such claim will occur on or at any Real Property or is reasonably expected to have a material adverse effect on the indemnified party's business operations, then, notwithstanding the foregoing, the indemnified party shall be entitled to control such remediation  or  resolution,  including  without  limitation to
take control of the defense and investigation of such lawsuit
or
action,  to  employ  and engage attorneys of its  own  choice to
handle and defend the same, at the indemnifying party's cost, risk and expense, and to compromise or settle such claim. If the indemnifying party fails to assume the defense of such claim within fifteen (15) calendar days after receipt of the Claim Notice, the indemnified party against which such claim has been asserted will (upon delivering notice to such effect to the indemnifying party) have the right
to  undertake,   at                                   the
indemnifying party's cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party. In the event the indemnified party assumes the defense of the claim, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense,
compromise or  settlement.                              The
indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this
Section 11.3 and for any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any
Damages by  reason                                    of
such settlement or judgment.

           (e) Sole and Exclusive Remedy. The remedies provided for in this Section 11.3 shall be sole and exclusive for any claim of any description by any of the parties hereto against any of the other parties hereto for any breach of a representation or warranty or covenant set forth in Article 3, 4, 5 or 6 of this Agreement in any manner, whether such claim sounds in contract, tort, law, equity or otherwise, except that any party hereto may seek specific performance in a court of competent jurisdiction of the
obligation  of  any  other  party  hereto  to         close
the
transactions contemplated by this Agreement in compliance with the terms of this Agreement, as well as of compliance
with  any post-Closing  covenants  contained  herein.   No
party  to  this Agreement,  and  no third party, shall have any
claim,  right        or
remedy of any description against any Gem Individual (other than against Rebeil) for any breach of a representation or warranty or covenant set forth in Article 3, 4, 5 or 6 of this Agreement in any manner, whether such claims sound in contract, tort, law, equity or otherwise.

           (f)   Brokers and Finders.  Pursuant to the
provisions of  this  Section                          11.3,
each of Ameristar, ACLV,  the  Surviving
Corporation, Gem and Rebeil shall indemnify, hold harmless and defend the other party from the payment of any and all broker's and finder's expenses, commissions, fees or other
forms      of
compensation which may be due or payable from or by the indemnifying party, or may have been earned by any third party acting on behalf of the indemnifying party in connection with the negotiation and execution hereof and the consummation of the transactions contemplated hereby.

           (g)  Representatives.  Except for the Gem
Individuals, no individual Representative of any party shall be personally liable for any Damages under the provisions contained  in  this
Section 11.3. Nothing herein shall relieve either party of any Liability to make any payment expressly required to be
made       by
such  party  pursuant  to  this Agreement.   Notwithstanding
the
foregoing or anything else set forth in this Section 11.3, each Gem Individual shall be liable and shall in no way be absolved of responsibility for the breach of any of its
representations                                              or
warranties  set forth in Sections 4.2(b) 4.30, 4.32, 4.33,
4.34,
4.35, or 4.36.

      11.4  Disposition  Pursuant to  Gaming  Law.   The
parties
acknowledge  that it is critical to the ongoing  and
prospective
business of Ameristar that Ameristar and its Subsidiaries retain the right to operate in the gaming industry both in the states where Ameristar or any of its Subsidiaries
currently operate  and in   any
jurisdictions  within  which  Ameristar  or              any
of
its Subsidiaries may determine in the future that it is commercially desirable to operate. In order to implement this mutual intention, the parties agree as follows:

           (a) Without limiting the applicability of any other provision of this Agreement, each Holder shall timely file all required applications with Gaming Authorities, and shall use such Holder's respective best efforts to promptly obtain all required Gaming Licenses in connection with such
Holder's  ownership                                          of
Securities  and  any  position as  an  officer  and  director of
Ameristar  held  by  such Holder or such Holder's  designees, no
later  than  the  date required by applicable  statute,  rule
or
regulation,  and shall further file a full and complete
response
to any request of any Gaming Authority for additional information as promptly as possible and, in any event, as
required    by
applicable Gaming Laws.

           (b) Notwithstanding any other provision of this Agreement, if any Gaming Authority requires that any Holder must be licensed, qualified or found suitable under any applicable Gaming Law and such Holder (i) fails to apply for a license, qualification or a finding of suitability within thirty (30) days after being requested to do so by such Gaming
Authority   or
Ameristar  (or  such shorter period required by applicable
law), (ii)  is  not  so  licensed,  qualified  or  found
suitable,   or
(iii) any Gaming Authority directs Ameristar, ACLV, the Surviving Corporation, or any of their Subsidiaries to cease doing business with or associate with such Holder (a Holder described in clauses (i), (ii) or (iii) being a "Disqualified Holder"), Ameristar shall have the right, at its option, to require such Disqualified Holder to dispose of its holdings of Securities, to the extent deemed necessary by
any Gaming Authority.   Such  Disqualified Holder  shall
dispose of its holdings of Securities within one hundred twenty (120) days of such Disqualified Holder's receipt of notice from Ameristar requesting such disposition (a "Required Transfer"), or such earlier date as may be required by such
Gaming Authority or applicable Gaming Laws. Upon a request from a Disqualified Holder required to dispose of its
holdings    of
Ameristar   Common  Stock  pursuant  to  this  Section
11.4(b),
Ameristar shall cooperate with such Disqualified Holder by including the amount of Ameristar Common Stock required to be disposed of in a secondary offering to be undertaken within one hundred twenty (120) days or such earlier date as may be ordered by the Gaming Authority, at the sole expense of the Disqualified Holder.

            (c)    Under  no  circumstances,  including,
without limitation, the existence of the obligation of any Holder to effect a Required Transfer, will Ameristar have any obligation to repurchase any of the Securities.
           (d) Notwithstanding Section 11.4(b) above, if any Gaming Authority requires a Disqualified Holder to dispose of its holdings of Merger Consideration sooner than within any onehundred twenty (120) day period provided for such disposition in Section
11.4(b),  then,  with  the  approval  of  such   Gaming
Authority, the Disqualified Holder shall provide Ameristar with
a voting   trust  agreement  governing  all  Securities held
or
controlled by such Holder substantially in the form attached hereto as Exhibit R to be effective until the secondary offering contemplated in Section 11.4(b) can be completed (the "Voting Trust Agreement").

          (e) Upon the occurrence of an event causing a Required Transfer, the trust under the Voting Trust Agreement shall be established as soon as practicable but, in any event, no later than thirty (30) days after such Disqualified Holder shall have become aware of the occurrence of such event, or such earlier date required by any Gaming Authority, at which time the affected Securities
will   be  transferred  thereto   as                promptly
as
practicable.
The  "Trustee,"  as  such term is defined  in  the  Voting
Trust Agreement,                                        shall
be a Person reasonably selected  by  Ameristar.
If such Gaming Authority fails to approve the voting trust agreement contemplated by this subsection, then Ameristar shall have the right to redeem that portion of the Disqualified Holder's
holdings  of  Ameristar  Common  Stock  as          Ameristar
reasonably  deems necessary to comply with any applicable
Gaming
Law at a price equal to eighty percent (80%) of the Average 10Day Closing Price of Ameristar Common Stock as of the date of such redemption (the "Redemption Price"). The Redemption Price shall be paid in cash in full by Ameristar pursuant to a repayment schedule deemed reasonable by Ameristar, with the full Redemption Price to be paid in cash by Ameristar within one (1) year following the redemption.

      11.5 Board of Directors. Effective upon the Closing, the number of directors comprising the full Board of Directors of
Ameristar shall be six (6) (as shall be provided in the By-Laws of Ameristar). The present five (5) directors of Ameristar shall continue in office for the terms for which they were elected, and Ameristar shall cause to be elected to its Board of Directors Steve Rebeil who shall be a "Class C" Director and whose term shall expire in 1998.

      11.6  Officers.   The present officers of  Ameristar
shall
continue in office and, upon Closing, Ameristar shall cause the following executives of Gem to be elected to the following offices of Ameristar:

       Steven W. Rebeil          Vice-Chairman
        Dominic J. Magliarditi    Senior Vice-President  and
CoGeneral Counsel

      11.7  Headquarters.   As  soon  as  reasonably
practicable
following the Closing, Ameristar shall cause its corporate headquarters to be relocated to Las Vegas, Nevada.

      11.8 Restrictions on Transfer. Each Holder shall not sell, assign, encumber, pledge, transfer, give away or dispose of any Ameristar Common Stock constituting a portion of the Merger
Consideration (any of the foregoing being hereinafter referred to as a "Transfer") unless:
                (a) the Person in whose favor such Transfer is made shall deliver to Ameristar a written acknowledgment that the Ameristar Common Stock to be transferred is subject to this Agreement and that such Person and such Person's successors in interest are bound by this Agreement on the same terms as the transferor of such Ameristar Common Stock, but prior to any such Transfer, the Person proposing to make such Transfer shall give Ameristar (A) notice describing the manner and circumstances of the proposed Transfer and (B) if reasonably requested by
Ameristar, a written opinion in form and substance reasonably satisfactory to legal counsel of Ameristar to the effect that the proposed Transfer may be effected without registration under the Securities Act or any applicable state law; or

                (b) such Transfer shall be made pursuant to a public offering registered under the Securities Act, and in accordance with applicable state law or in a transaction pursuant to Rule 144 of the SEC's regulations.

Any attempted Transfer other than in accordance with this Agreement shall be void, the rights of the Person in whose
favor such       Transfer
is        made        shall
be
subordinate in all respects to the rights of Ameristar in such Ameristar Common Stock, and Ameristar shall refuse to recognize any such Transfer and shall not reflect on its records any change in record ownership of the Ameristar Common Stock pursuant to any such attempted Transfer.

      11.9   Ameristar  Common  Stock Legend.   Each
certificate evidencing any Ameristar Common Stock constituting a portion of the Merger Consideration shall bear a legend in substantially the following form:

                 "THE  SECURITIES  EVIDENCED  BY   THIS
          CERTIFICATE ARE SUBJECT TO A MERGER AGREEMENT
          DATED AS OF MAY 31, 1996, A COPY OF WHICH
          IS ON  FILE AT THE PRINCIPAL OFFICE OF
          AMERISTAR CASINOS, INC., AND WILL BE
          FURNISHED  TO  THE HOLDER   ON  REQUEST  TO
          THE  SECRETARY   OF AMERISTAR   CASINOS,
          INC.    SUCH    MERGER AGREEMENT  PROVIDES,
          AMONG OTHER THINGS,  FOR CERTAIN
          RESTRICTIONS  ON,  AND  REQUIREMENTS FOR,
          THE    SALE,   TRANSFER,    PLEDGE,
          HYPOTHECATION  OR  OTHER DISPOSITION  OF
          THE SECURITIES EVIDENCED BY THIS
          CERTIFICATE  AND THE  VOTING  RIGHTS  OF
          THE  HOLDER  OF  THIS CERTIFICATE AND THAT
          SUCH SECURITIES  MAY  BE SUBJECT  TO
          PURCHASE BY  AMERISTAR  CASINOS, INC., AS
          WELL AS CERTAIN OTHER PERSONS,  UPON THE
          OCCURRENCE OF CERTAIN EVENTS."

     11.10     Further Assurances After Closing.

           (a)   Upon  the  terms and subject to  the
conditions
contained herein, the parties agree, after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make
effective   the transactions  contemplated by this Agreement
and  the  Ancillary Agreements,  (ii)  to  execute  any
documents,  instruments
or
conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated thereunder, and (iii) to cooperate with each other in connection with the foregoing. Without limiting the foregoing, the parties agree to use their respective best efforts (A) to obtain all necessary waivers, consents and approvals from other parties to the Contracts, Options and Leases to be assumed by the Surviving Corporation; provided, however, that neither Ameristar nor the Surviving Corporation shall be required to make any payments, commence litigation or agree to modifications of the terms thereof in order to obtain any such waivers, consents or approvals, (B) to obtain all necessary Permits as are required to be obtained under any Regulations, (C) to defend all Actions challenging this Agreement or any of the Ancillary Agreements or the consummation of the transactions contemplated thereby, (D) to lift or rescind any injunction or restraining order or other Court Order adversely affecting the ability of the parties to consummate the transactions contemplated thereby,
(E) to give all notices to, and make all registrations and filings with third parties, including without limitation, submissions of information requested by governmental authorities and Gaming Authorities, (F) to fulfill all conditions to this Agreement and the Ancillary Agreements, and
(G) to obtain all approvals required from any Gaming Authority and to comply with all applicable Gaming Laws or any applicable rule or order of any Gaming Authority to ensure that (i) Ameristar and the Surviving Corporation will be able to conduct non-restricted gaming operations at the Project and (ii) the transactions contemplated by this Agreement
and  the Ancillary   Agreements  will  not  interfere   with
Ameristar's
continued operation of its Subsidiaries or other businesses and assets which they possess as of the Closing Date.

          (b)  Subject to the terms and subject to the
conditions contained herein, upon the Closing, each and every party hereto does hereby constitute Ameristar, acting for and on behalf of the Surviving Corporation and each successor or assign of the Surviving Corporation, the true and lawful attorney of each and every party hereto, irrevocably, with full power (in the name of each of the parties or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of this Agreement or any of the Ancillary Agreements or any of the Assets, including without limitation any insurance policies with respect to the Project, to elect remedies thereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings in connection therewith which Ameristar may deem to be necessary or advisable; provided, however, that Ameristar shall give each of the parties notice of any action taken by it as such attorney-in-fact promptly after taking any such action.
           (c) Each of Ameristar, the Surviving Corporation and each of the Gem Individuals shall use its best efforts to cause the Merger to qualify, and will not (both before and after consummation of the Merger) take any actions which to its knowledge could reasonably be expected to prevent the Merger from qualifying as a reorganization under the provisions of Section 368 of the Code. Each of Ameristar, the Surviving Corporation and each of the Gem Individuals agrees not to take any action that to its knowledge could reasonably be expected to adversely affect the ability of Ameristar to treat the Merger as a pooling of interests, and each of Ameristar, the Surviving Corporation and each of the Gem Individuals agrees to take such action as may be reasonably required to negate the impact of any past actions which to its knowledge could reasonably be expected to adversely impact the ability of Ameristar to treat the Merger as a pooling of interests. The taking by Ameristar, the Surviving Corporation or each of the Gem Individuals of any action prohibited by the previous sentence, or the failure of Ameristar, the Surviving
Corporation or any of the Gem Individuals to take any action prohibited by the previous sentence, shall, if the Merger is not able to be accounted for as a pooling of interests, constitute a breach of this Agreement by Ameristar, the Surviving Corporation or such Gem Individual, as the case may be, for the purposes of clauses 12.1(a)(iv) and (vii).
                          Article 12

                         Miscellaneous

     12.1 Termination.

           (a) Termination. This Agreement may be terminated at any time prior to Closing:
                (i)   By mutual written consent of Ameristar
and Gem;
                (ii) By Ameristar or Gem if the Closing shall not have occurred on or before March 31, 1997; provided, however, that this provision shall not be available to Ameristar if Gem has the right to terminate this Agreement under clause (vi), clause (vii) or clause (viii) of this
Section 12.1, and this provision shall not be available to Gem if Ameristar has the right to terminate this Agreement under clause (iii), clause (iv) or clause (v) of this Section 12.1;
                (iii)      By  Ameristar if there is  a
material
breach of any representation or warranty set forth in Article 4 hereof and (x) Gem shall have failed to cause the adverse consequences of such breach to be completely ameliorated within twenty (20) days after Gem or any Gem Individual shall have received or sent a Default Notice with respect to such breach or (y) Gem knew or reasonably should have known of such breach on the date hereof; provided, however, Ameristar must terminate this Agreement, if at all, no later than thirty (30) days after Ameristar or ACLV shall have received or sent such Default Notice;

               (iv) By Ameristar if there is a material breach of any covenant or agreement to be complied with or performed by Gem or any Gem Individual pursuant to the terms of this Agreement and Gem shall have failed to cure such breach within ten (10) days after Gem or any Gem Individual shall have received or sent a Default Notice with respect to such breach; provided, however, Ameristar must terminate this Agreement, if at all, no later than thirty (30) days after Ameristar or ACLV shall have received or sent such Default Notice;

                (v)   By Ameristar if there is a material
failure of a condition set forth in Article 9 to be satisfied (and such condition is not waived in writing by Ameristar) on or prior to the Closing Date, or the occurrence of any event which results or would result in the failure of a condition set forth in Article 9 to be satisfied on or prior to the Closing Date, provided that Ameristar may not terminate this Agreement prior to the Closing if Gem has not had an adequate opportunity to cure such failure;

                (vi) By Gem if there is a material breach of
any representation or warranty set forth in Article 5 hereof and (x) Ameristar shall have failed to cause the adverse consequences of such breach to be completely ameliorated within twenty (20) days after Ameristar or ACLV shall have received or sent a Default Notice with respect to such breach or (y) Ameristar knew or reasonably should have known of such breach on the date hereof; provided, however, Gem must terminate this Agreement, if at all, no later than thirty (30) days after Gem or any Gem Individual shall have received or sent such Default Notice;
                (vii) By Gem if there is a material breach of any covenant or agreement to be complied with or performed by Ameristar pursuant to the terms of this Agreement and Ameristar shall have failed to cure such breach within ten (10) days after Ameristar or ACLV shall have
received or sent a Default  Notice with   respect  to  such
breach; provided, however, Gem must terminate this Agreement, if at all, no later than thirty (30) days after Gem or any Gem Individual shall have received or sent such Default Notice;
               (viii) By Gem if there is a material failure of a condition set forth in Article 8 to be satisfied (and such condition is not waived in writing by Gem) on or prior to the Closing Date, or the occurrence of any event which results or would result in the failure of a condition set forth in Article 8 to be satisfied on or prior to the Closing Date, provided that Gem may not terminate this Agreement prior to the Closing if Ameristar has not had an adequate opportunity to cure such failure; or
               (ix) On or after June 8, 1996, by Ameristar or Gem unless, on or before the date of such termination, the Board of Directors of Ameristar shall have authorized the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby and the performance by Ameristar of its obligations hereunder and thereunder.
           (b) In the Event of Termination. In the event of termination of this Agreement:

               (i) Each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

                 (ii)   The  provisions  of  the
Confidentiality Agreements shall continue in full force and effect; and

               (iii)     No party hereto shall have any
Liability to any other party to this Agreement, except as stated in this Subsection 12.1(b), except in accordance with
Section 11.3. The foregoing provisions shall not limit or restrict the availability of specific performance or other injunctive relief to the extent that specific performance or such other relief would otherwise be available to a party hereunder.

      12.2 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of the other parties; except that Ameristar, ACLV or the Surviving Corporation may,
subject to Gem's   approval,  which  approval  shall  not  be
unreasonably withheld, assign all such rights to any lender as collateral security and assign all such rights and obligations to a wholly-owned subsidiary (or a partnership controlled by Ameristar or ACLV) or Subsidiaries of Ameristar, ACLV or the Surviving Corporation or to a successor in interest to Ameristar, ACLV or the Surviving Corporation which shall assume all obligations and Liabilities of Ameristar, ACLV or the Surviving Corporation under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other Person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.
      12.3  Notices.   All notices, requests, demands  and
other communications which are required or may be given under this Agreement shall be in writing and shall be deemed
to  have  been duly   given   when   received  if  personally
delivered;   when
transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

               If to Gem or any Gem Individual, addressed to:
                       Gem Gaming, Inc.
                         777 West Lake Mead Drive
                         Henderson, Nevada 89015
                         Attention: Dominic J. Magliarditi,
Esq.

               With a copy to:

                         Gibson, Dunn & Crutcher
                         333 South Grand Avenue
                         Los Angeles, California 90071
                         Attention: Kenneth M. Doran,
                         Esq.

               If to Ameristar or ACLV, addressed to:

                         Ameristar Casinos, Inc.
                         P.O. Box 452
                         550 Blue Lakes Boulevard North
                         Twin Falls, Idaho 83301
                         Attention: Brian E. Katz, Esq.

               With a copy to:

                         Latham & Watkins
                         701 B Street
                         Suite 2100
                         San Diego, California 92101
                         Attention: Bruce P. Shepherd,
                         Esq.

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

      12.4  Choice  of Law.  This Agreement shall  be
construed, interpreted   and  the  rights  of  the  parties
determined   in accordance  with  the  laws  of  the  State  of
Nevada (without reference to choice of law provisions), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

       12.5  Entire  Agreement;  Amendments  and  Waivers.
This Agreement,   the   Ancillary  Agreements,  the  Interim
Funding Agreement, the Escrow Agreement, together with all exhibits and schedules hereto and thereto (including the
Disclosure Schedule), and   the    Confidentiality  Agreements
constitute  the   entire
agreement among the parties pertaining to the subject matter hereof and supersede all prior or contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
      12.6 Multiple Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, including counterparts transmitted by facsimile, but all of which taken together shall constitute one and the same agreement.

      12.7  Expenses.   Except  as otherwise  specified  in
this
Agreement, each party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

      12.8 Invalidity.  In the event that any one or more of
the
provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then
to  the  maximum extent   permitted  by  law,  such
invalidity,   illegality
or
unenforceability shall not affect any other provision of this Agreement or any other such instrument.

      12.9 Titles; Gender. The titles, captions or headings of the Articles, Sections and Subsections herein, and the use of a particular gender, are for convenience of reference only and are not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement.

     12.10 Publicity. Neither Ameristar, ACLV, the Surviving Corporation nor Gem shall issue any press release or make any public statement regarding the transactions contemplated hereby, without prior written approval of the other party, which shall not be unreasonably withheld.

      12.11 Cumulative Remedies. All rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

    12.12     Service of Process, Consent to Jurisdiction.

           (a) Service of Process. Each of the parties hereto irrevocably consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address set forth herein, or by any other method provided or permitted under Nevada law.
           (b) Consent and Jurisdiction. Each party hereto irrevocably and unconditionally (1) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the United States District Court located in Las Vegas, Nevada, or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the County of Clark, Nevada; (2) consents to the jurisdiction or any such court in any such suit, action or proceeding; and (3) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.
      12.13     Arbitration.  Notwithstanding anything herein
to
the contrary, in the event that there shall be any controversy, dispute or claim after the Closing arising out of or relating to this Agreement, including without limitation the indemnities provided in Section 11.3, or the breach thereof, the parties agree that such controversy, dispute or claim shall be settled by final and binding arbitration in Las Vegas, Nevada, administered by the American Arbitration Association, in accordance with its Commercial Arbitration Rules then in effect or such other procedures as the parties may agree to prior to the Closing. Depositions may be taken and other discovery may be obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings. Any award issued as a result
of         such         arbitration          shall
be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration (including reasonable attorneys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

      12.14 Attorneys' Fees. If any party to this Agreement brings an action to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

      12.15      Conditions Subsequent.  This Agreement  and
the
transactions and performance contemplated hereby have been approved by the Board of Directors of ACLV. This Agreement and the transactions and performance contemplated hereby have not yet been approved by the Board of Directors of Ameristar.
In
addition, the issuance of Ameristar Common Stock as contemplated herein has not been approved by Ameristar's stockholders. All of ACLV's obligations hereunder shall be subject to the approval of this Agreement and the transactions contemplated hereby by Ameristar, as the
sole  stockholder  of  ACLV.   All  of
the
obligations of Ameristar hereunder shall be subject to the approval of the stockholders and the Board of
Directors  of Ameristar.   Neither ACLV nor Ameristar shall
have any obligation hereunder until all such approvals have been obtained.

      12.16 Electronic Version of Schedules. Ameristar shall be entitled to have an electronic version of all Schedules constituting the Disclosure Schedule prepared by Gem, which shall be in a format that will facilitate the filing of such Schedules, if required, with the SEC.

      12.17 No Partnership. The parties hereto are solely parties to a merger agreement and no party shall be deemed to be (i) a venture partner with any other party or its Representatives or Affiliates in any manner whatsoever, or
(ii) an agent of any other party or its Representatives or Affiliates for any purposes. Until the Effective Time, neither Ameristar nor ACLV shall not be deemed to be in privity of contract with any Contractor, Architect or provider of services employed, retained or contracted with in connection with the construction of the Project.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              AMERISTAR:
                              AMERISTAR CASINOS,
                              INC., a Nevada
                              corporation


                              By:  /s/ Craig H. Neilsen by Tim Smith
                                   Name: Craig H. Neilsen
                                   Its: President


     On this 30th day of May, 1996, Craig
H. Neilsen directed Tim Smith,
in his presence  as  well as our own, to sign the foregoing
document  as "Craig  H.  Neilsen."  Upon viewing the signature as  signed  by Tim Smith,  and  in
our   presence, Craig  H.  Neilsen declared to us that he
adopted it as  his  own signature.



                            /s/ Adrianne N. Fisse
                            Witness



                            /s/ Terri L. Karnes
                            Witness
State of Nevada          )
                         ) ss.
County of Clark          )

      I, Catherine Zeljeznjak,  Notary Public in
and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known
or identified to               me     to    be
the    President  of
Ameristar Casinos, Inc.,  the  corporation  that  executed
the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name
or offer his  mark, did       direct
Tim Smith,   in   his
presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by Tim Smith, thereupon adopted it as his own by acknowledging to me his
intention to so adopt as if he     had   personally  executed
the  same  in  behalf  of   said
corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 30th day of May, 1996.

                                   /s/ Catherine Zeljeznjak
                                   Notary Public


                                   My Commission Expires on: 6/24/99


                              ACLV:

                              AMERISTAR CASINO LAS VEGAS, INC.,
                              a Nevada corporation



                              By: /s/ Craig H. Neilsen by Tim Smith
                              Name: Craig H. Neilsen
                              Its: President


     On this 30th day of May, 1996, Craig H. Neilsen directed
Tim Smith, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the
signature  as  signed  by Tim Smith,  and  in  our   presence,
Craig H. Neilsen declared to us that he adopted it as his own signature.



                            /s/ Adrianne N. Fisse
                            Witness



                            /s/ Terri L. Karnes
                            Witness


State of Nevada   )
                  ) ss.
County of Clark   )


    I,  Catherine Zeljeznjak, Notary Public in and for  said
county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the President of Ameristar Casino Las Vegas, Inc., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation.
Craig H. Neilsen, who being unable due  to  physical
incapacity to sign his name or offer his  mark, did
direct Tim Smith,   in   his presence,  as  well as my own, to
sign his name to the  foregoing document.  Craig H. Neilsen, after viewing his name as signed by Tim Smith, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if
he   had   personally  executed the  same  in  behalf  of   said
corporation, and further acknowledged to me that such corporation executed the same.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 30th day of May, 1996.


                              /s/ Catherine Zeljeznjak
                              Notary Public



                              My Commission Expires on: 6/24/99


                             GEM:


                              GEM GAMING INC.,

                              a Nevada corporation


                              By  /s/ Steven W. Rebeil

                              Name: Steven W. Rebeil

                              Its  Chairman, CEO


                              By  /s/ Dominic J. Magliarditi
                              Name:   Dominic J. Magliarditi
                              Its     Vice President


                              STEVEN W. REBEIL, an individual


                              /s/ Steven W. Rebeil


                              STEVEN W. REBEIL,
in  his capacity as Trustee of  the Karizma  Trust created
under  that certain   Trust   Agreement   dated July 2, 1991,
as amended


                              /s/ Steven W. Rebeil



                              DOMINIC J. MAGLIARDITI,
                              an individual


                              /s/ Dominic J. Magliarditi




             Consent of Spouse of Steven W. Rebeil

      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Agreement, the Escrow Agreement, each Ancillary Agreement to which her spouse is a party, the Interim Funding Agreement, and all transactions contemplated thereby, (ii) that as the spouse of one of the signatories thereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Agreement, the Escrow Agreement, all Ancillary Agreements to which he is a party, the Interim Funding Agreement, and all transactions and other agreements contemplated thereby, (iii) that she will be bound by this Agreement, the Escrow Agreement, all Ancillary Agreements to which her spouse is a party, the Interim Funding Agreement, and all other agreements contemplated thereby as if she were a party thereto, and that any agreements, acknowledgements, representations or warranties made by her spouse under this Agreement, the Escrow Agreement, any of the Ancillary Agreements to which he is a party, the Interim Funding Agreement, or any other agreements contemplated thereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she
approves all actions taken to date  by her   spouse  in
connection  with  this  Agreement,  the  Escrow
Agreement, any Ancillary Agreement to which her spouse is a party, the Interim Funding Agreement, and all transactions
and other   agreements  contemplated  thereby,  and  that   she
has authorized and empowered her spouse to take any and all further actions which he deems necessary or appropriate in order to effect the transactions contemplated thereby, and (v) that Ameristar may rely upon the confirmations set forth in this Consent of Spouse in entering into and proceeding with this Agreement.


Date:  5/29/96                   /s/ Jilly Rebeil


          Consent of Spouse of Dominic J. Magliarditi
      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Agreement, the Escrow Agreement, each Ancillary Agreement to which her spouse is a party, the Interim Funding Agreement, and all transactions contemplated thereby, (ii) that as the spouse of one of the signatories thereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Agreement, the Escrow Agreement, all Ancillary Agreements to which he is a party, the Interim Funding Agreement, and all transactions and other agreements contemplated thereby, (iii) that she will be bound by this Agreement, the Escrow Agreement, all Ancillary Agreements to which her spouse is a party, the Interim Funding Agreement, and all other agreements contemplated thereby as if she were a party thereto, and that any agreements, acknowledgements, representations or warranties made by her spouse under this Agreement, the Escrow Agreement, any of the Ancillary Agreements to which he is a party, the Interim Funding Agreement, or any other agreements contemplated thereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she
approves all actions taken to date  by her          spouse  in
connection  with  this  Agreement,  the  Escrow
Agreement, any Ancillary Agreement to which her spouse is a party, the Interim Funding Agreement, and all transactions
and other   agreements  contemplated  thereby,  and  that she
has
authorized and empowered her spouse to take any and all further actions which he deems necessary or appropriate in order to effect the transactions contemplated thereby, and (v) that Ameristar may rely upon the confirmations set forth in this Consent of Spouse in entering into and proceeding with this Agreement.


Date:    5/28/96                  /s/ Francine Magliarditi


                  Consent of Craig H. Neilsen

      The undersigned, Craig H. Neilsen, individually and in his capacity as Trustee of the testamentary trust created under the Last Will and Testament of Ray Neilsen, dated October 9, 1963, as a material stockholder in Ameristar (which itself is the sole owner of the stock of ACLV), hereby confirms (a) that he has received the Agreement and
(b) absent his intervening discovery of material breach by Gem or the Gem Individuals of the representations and warranties set forth in the Agreement, or of conduct or facts materially inconsistent with the transactions contemplated by the Agreement, he will support, subject to applicable Gaming Laws and any fiduciary duties, at any meeting of the stockholders or the board of directors of Ameristar or ACLV called in order (among other purposes) to consider the execution of the Agreement, the execution and delivery of the Agreement by Ameristar and ACLV.


Date:  May 30, 1996           /s/ Craig H. Neilsen by Tim Smith
                              Craig H. Neilsen, an individual



                              /s/ Craig H. Neilsen by Tim Smith
                              Craig H. Neilsen,  in his capacity  as
                              sole
                              Trustee  of the testamentary
                              trust created  under  the Last
                              Will  and Testament  of  Ray
                              Neilsen,  dated October 9, 1963.


     On this 30th day of May, 1996, Craig
H. Neilsen directed Tim Smith,
in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Tim Smith, and in our presence, Craig H. Neilsen declared to us that he adopted it as his own signature.


                            /s/ Adrianne N. Fisse
                            Witness


                            /s/ Terri L. Karnes
                            Witness



State of Nevada          )
                         ) ss.
County of Clark          )

     I, Catherine Zeljeznjak,  Notary Public in and
for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the person whose name is subscribed to the within instrument. Craig H. Neilsen, who being unable due
to physical incapacity  to sign    his    name    or
offer   his   mark,    did    direct
Tim Smith, in his presence, as well as
my own, to sign the foregoing document as "Craig H. Neilsen."
Craig H.    Neilsen,   after  viewing   his   name   as
signed    by
Tim Smith, thereupon adopted it as his
own by acknowledging to me his intention to so adopt as if he had personally executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 30th day of May, 1996.


                                   /s/ Catherine Zeljeznjak
                                   Notary Public


                                   My Commission Expires on:  6/24/99



                           EXHIBIT M

  FORM OF RECAPTURE AND ADJUSTMENT EXCESS SECURITY AGREEMENT

          This RECAPTURE AGREEMENT dated as of
_________________, 1996 (for reference purposes only) (this
"Agreement") is made  by and   among   AMERISTAR  CASINOS,
INC.,  a  Nevada   corporation ("Ameristar"),  STEVEN  W.
REBEIL,  an  individual  and  in  his capacity  as  Trustee  of
the Karizma Trust  created  under  that certain   Trust
Agreement,  dated  July  2,  1991,  as  amended,
("Rebeil")    and   DOMINIC   J.   MAGLIARDITI,   an
individual
("Magliarditi" and together with Rebeil, the "Gem
Individuals").

                           Recitals

           A.    WHEREAS,  Gem  Gaming, Inc. ("Gem"),
Ameristar,
Ameristar Casino Las Vegas Inc., a Nevada corporation, a wholly owned subsidiary of Ameristar ("ACLV"), and the Gem Individuals are the parties to that certain Merger Agreement, dated as of May 31, 1996 (the "Merger Agreement"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Merger Agreement if defined therein;
          B. WHEREAS, pursuant to the Merger Agreement, the Gem
Individuals have agreed to a merger of Gem into ACLV pursuant to which the Gem Individuals shall receive certain Ameristar Common Stock;

           C.    WHEREAS,  the  parties to the  Merger
Agreement
anticipate that certain contingencies might increase the value of Ameristar's Common Stock, and that in the event of the occurrence of such contingencies, such parties intend that there should be an adjustment in the amount of Ameristar Common Stock obtained by the Gem Individuals through the Merger Agreement;

           D. WHEREAS, the parties hereto are required in accordance with Section 3.2(c)(iv) of the Merger Agreement to execute this Agreement to provide for the reconveyance of certain Ameristar Common Stock to Ameristar on the terms and conditions more particularly set forth herein.

                           Agreement

            NOW,   THEREFORE,  in  consideration  of  the
mutual agreements, provisions and covenants contained in this Agreement, and intending to be legally bound hereby, the Gem Individuals hereby jointly and severally hereby agree and Ameristar hereby agrees as follows:

          1.   The Recapture Stock.

                1.1. Computation of Recapture Amount. If each of the following conditions (the "Maryland Recapture
Conditions") shall have occurred:

                (i)   On  or before December 31, 1997, the
     state legislature  for  the State of Maryland shall  have
     adopted legislation   legalizing  casino   gambling   (the
     "Gaming Legislation");

                (ii) The Gaming Legislation shall have become law within a reasonable period of time after the legislature for the
     State of Maryland shall have adopted the Gaming Legislation (including, without limitation, such time as may be necessary to override a veto of the Governor of
     Maryland);

                (iii)     Ameristar or any Affiliate of
     Ameristar shall
     have been awarded a license or other approval to operate a gaming facility in Allegheny County, Maryland, or any contiguous county within the State of Maryland ("Western Maryland") no later than thirty (30) days after such a license or other approval shall have been awarded to any other
     Person with respect to another gaming facility to be located within Western Maryland; and

               (iv) Ameristar or any Affiliate of Ameristar
     shall have commenced gaming operations in Western Maryland on or before the date that is two (2) years following the award of a license to operate a gaming facility in Western Maryland; provided, however, such two
     (2) year period may be  extended to
     the   extent  that  the  commencement  of  such  gaming
     operations shall have been delayed as a result of weather conditions, explosions, fires, earthquakes, or other natural calamities or acts of God, acts of war or the public enemy whether war be declared or not, public disorders, labor unrest, insurrection, rebellion, sabotage, riots or violent demonstrations or any other event or circumstances which is beyond the reasonable control, directly or indirectly, of Ameristar, then Ameristar shall compute the "Western Maryland Recapture Share Amount" in accordance with Exhibit "1" attached hereto and incorporated herein by this reference and deliver a written notice (the "Western Maryland Recapture Notice") to the Gem Individuals specifying the Western Maryland Recapture Share Amount and the Average 10-Day Closing Price as of the date of the Western Maryland Recapture Notice (the "Recapture Notice 10-Day Closing Price").
                 1.2.  Obligation  to  Convey  Upon  Receipt
of
Recapture Notice. Within ten (10) days after the Gem Individuals shall have received the Western Maryland Recapture Notice, the Gem Individuals shall convey to Ameristar (a) the number of Pledged Shares (as defined below) as adjusted to reflect stock splits, reverse stock splits and stock dividends pursuant to Section 1.3 below (as so adjusted, the "Adjusted Pledged Shares") up to the Western Maryland Recapture Share Amount, plus (b) if the Western Maryland Recapture Share Amount exceeds the number of Adjusted
Pledged  Shares,  either  (i)  additional  shares         of
Ameristar Common Stock equal in amount to the excess of the Western Maryland Recapture Share Amount over the number of Adjusted Pledged Shares (the "Excess Share Amount") or (ii) the Excess Share Amount multiplied times the
Recapture Notice 10-Day Closing   Price.
Notwithstanding  the   foregoing,   the                Gem
Individuals shall not have any obligation to convey any cash or Ameristar Common Stock under this Agreement unless Ameristar or an Affiliate of Ameristar has, on or before December 31, 2000, opened a gaming facility in Western Maryland to the public.

                1.3. Anti-Dilution Adjustment.  In case
Ameristar shall (i) declare a dividend or make a distribution on its outstanding shares of Ameristar
Common  Stock  in  shares  of Ameristar   Common  Stock,  (ii)
subdivide  or  reclassify                              its
outstanding shares of Ameristar Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Ameristar Common Stock into a smaller number of shares and a provision of this Agreement provides that a specified number of shares of Ameristar Common Stock shall be adjusted in such event, then such number of shares, at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be adjusted so that it shall equal the number of Shares of Ameristar Common Stock determined by multiplying the specified number of shares
of   Ameristar     Common     Stock,                    by
a
fraction, the numerator of which shall be the number of shares of Ameristar Common Stock outstanding after giving effect to such action, and the denominator of which shall be the number of shares of Ameristar Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

          2.   Grant of Security Interest.

                2.1. Collateral. As security for the prompt and complete payment and performance when due of any and all of the obligations of the Gem Individuals under this Agreement (the "Obligations"), now existing or hereafter arising, each of the
Gem Individuals hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to Ameristar, and grants and creates a lien on and first priority security interest (the "Security Interest") in favor of Ameristar, in all right, title and interest of such Gem Individual in and to the Ameristar Common Stock described in Schedule 2.1 hereto (the "Pledged Stock"), and all proceeds thereof, including, without limitation, dividends and other property received and receivable by such Gem Individual in connection with the Pledged Stock (the Pledged Stock and such proceeds to be referred to herein collectively as the "Collateral").
           3.    Covenants  and Agreements.  Each Gem
Individual
hereby covenants and agrees that such Gem Individual shall faithfully observe and fulfill, and shall cause to be observed and fulfilled, each and all of the following covenants:

                3.1.  Further  Assurances.  Each  Gem
Individual shall, from time to time at his expense, and upon request by Ameristar promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or advisable, or that Ameristar reasonably determines may be necessary, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable Ameristar to exercise and enforce its rights and remedies hereunder with respect to the Collateral.
                3.2.  Stock  Certificates.  Each  Gem
Individual shall promptly deliver to Ameristar all originals of certificates and other documents, instruments and agreements evidencing the Collateral which are now held or hereafter received by such Gem Individual, together with blank stock powers executed by such Gem Individual.
                3.3. Limitation on Liens on the Collateral.
Each Gem Individual shall not create, incur or permit to exist, shall defend the Collateral now owned or hereafter acquired by it against, and shall take such other action as is necessary to remove, any Encumbrance or claim on or to the Collateral, and shall defend the right, title and interest of Ameristar in and to any of the Collateral against the claims and demands of all Persons whomsoever.

               3.4. Limitations on Sales and Transfers.  Each
Gem Individual shall not sell, transfer, assign or otherwise dispose of any of the Collateral or any rights thereto.

           4.   Remedies; Rights Upon Default.  Until (i) any
Gem
Individual shall have failed to perform any of the Obligations when and as due or (ii) any of the representations and warranties set forth in this Agreement shall be false (any such event, an "Event of Default") and Ameristar shall
have given notice to each Gem   Individual   of   Ameristar's
intent   to   exercise
its
rights pursuant to Subparagraph 4.4 below, each Gem Individual shall be permitted (a) to receive all dividends paid on the Collateral (other than dividends paid in additional capital stock unless such additional capital stock is pledged to Ameristar pursuant to a Pledge Agreement in form and substance acceptable to Ameristar) and (b) to exercise all voting and corporate rights with respect to such capital stock. Upon the occurrence and during the continuance of an Event of Default, Ameristar may do one or more of the following with respect to the Collateral:

                4.1.  upon  notice to each Gem Individual,
which notice need not be in writing, make such payments and do such acts as Ameristar may deem necessary to protect, perfect or
continue  the  perfection  of  the  Security  Interest   in
the
Collateral, including, without limitation, paying, purchasing, contesting or compromising any Encumbrance which is, or purports to be, prior to or superior to the Security Interest granted hereunder, and commencing, appearing or otherwise participating in or controlling any action or proceeding purporting to affect the Security Interest in or ownership of the Collateral;

                 4.2.  foreclose  on  the  Collateral  as
herein provided or in any manner permitted by law. Each Gem Individual hereby waives, to the extent permitted by applicable law, notice and judicial hearing in connection
with  Ameristar's  taking possession   or  collection,
recovery, receipt, appropriation, repossession, retention, set-off, sale, leasing, conveyance, assignment, transfer or other disposition of or realization upon any or all of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Gem Individual would otherwise have under the constitution or any statute or other law of the United States of America or of any state;
                4.3.  without notice, except as specified
below, sell the Collateral, or any part thereof, in one or more parcels at public or private sale, at Ameristar's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at a commercially reasonable price or prices and on other commercially reasonable terms. Each Gem Individual agrees that, to the extent notice of sale shall be required by law, at least ten
(10) days' notice to such Gem Individual of the time and the place of any public sale or the time after which any private
sale   is  to  be  made  shall  constitute   reasonable
notification.   At any sale of the Collateral,  if  permitted
by law, Ameristar may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Ameristar. Ameristar shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Ameristar may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Ameristar shall incur no liability as a result of the manner of sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. Each Gem Individual hereby waives, to the extent permitted by applicable law, any claims against Ameristar arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price which might have been obtained at public sale or was less than the aggregate amount of the Obligations, even if Ameristar accepts the first offer received which Ameristar in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the full extent permitted by law, each Gem Individual shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner.
To the extent permitted by law, each Gem Individual hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. Each Gem Individual authorizes Ameristar, at any time and from time to time, to execute, in connection with a sale of the Collateral pursuant to the provisions of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

                4.4.  upon notice to each Gem Individual,
endorse the Collateral in the name of Ameristar or its nominee as pledgee
or otherwise take such action as Ameristar shall in its sole discretion deem necessary or desirable with respect to the Collateral, and Ameristar or its nominee may thereafter, in its sole discretion, without notice, exercise all voting, consent, managerial and other rights relating to the Collateral and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof, including, without limitation, the right to (i) receive all permitted distributions, if any, made for the account of any Gem Individual and (ii) exchange any and all of the Collateral upon the merger, consolidation,
reorganization,   recapitalization   or    other
readjustment of Ameristar, all without liability except to account for property actually received by Ameristar, but
Ameristar shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing; and

                4.5. exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Nevada Uniform Commercial Code.

           5.    No  Duty  on  Ameristar's  Part,  Limitation
on
Ameristar's  Obligations.   The  powers  conferred  on
Ameristar hereunder are solely to protect Ameristar's interests in the Collateral and shall not impose any duty
upon it to exercise  any such  powers.   Ameristar shall be
accountable only for amounts that it actually receives as a result of the exercise of such powers.

           6.    Reasonable Care.  Ameristar shall  exercise
the
same  degree of care hereunder as it exercises in connection
with similar  transactions for its own account.   Ameristar
shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its
possession   if  the
Collateral is accorded treatment substantially equal to that which Ameristar accords or would accord collateral held by Ameristar in similar transactions for its own account. Without limiting the generality of the foregoing and except as otherwise provided by applicable law, Ameristar shall not be required to marshall any collateral, including, without limitation, the Collateral subject to the Security Interest created hereby and any guaranties of the Obligations, or to resort to any item of Collateral or guaranties in any particular order; and all of Ameristar's rights hereunder and in respect of such Collateral and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that each Gem Individual lawfully may, each Gem Individual hereby (a) agrees that he will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Ameristar's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed and (b) irrevocably waives the benefits of all laws and any and all rights to equity of redemption or other rights of redemption that it may have in equity or at law with respect to the Collateral.

          7.   Miscellaneous.

                7.1. Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:
               If to Rebeil, addressed to:
               With a copy to:

                         Gibson, Dunn & Crutcher
                         333 South Grand Avenue
                         Los Angeles, California 90071
                         Attention: Kenneth M. Doran,
                         Esq.

               If to Magliarditi, addressed to:



             If to Ameristar, addressed to:

                         Ameristar Casinos, Inc.
                         P.O. Box 452
                         550 Blue Lakes Boulevard North
                         Twin Falls, Idaho 83301
                         Attention: Brian E. Katz, Esq.

               With a copy to:

                         Latham & Watkins
                         701 B Street
               Suite 2100
                         San Diego, California 92101
                         Attention: Bruce P. Shepherd,
                         Esq.

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

          7.2. Choice of Law.  This Agreement shall be
construed, interpreted   and  the  rights  of  the  parties
determined   in accordance  with  the  laws  of  the  State  of
Nevada (without reference to choice of law provisions), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

           7.3.  Entire Agreement; Amendments and Waivers.
This Agreement, the Merger Agreement, the Ancillary Agreements, the Interim Funding Agreement, the Escrow
Agreement,  together  with all   exhibits  and  schedules
hereto  and  thereto,   and   the Confidentiality Agreements,
constitute the entire agreement among the   parties  pertaining
to  the  subject  matter  hereof   and supersedes all prior
agreements, understandings, negotiations and discussions,
whether  oral or written,  of  the  parties.   This Agreement
may not be amended except by an instrument in  writing
signed  on  behalf of each of the parties hereto.  No
amendment,
supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be
bound thereby.                No  waiver of any of the
provisions of this  Agreement
shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute
a  continuing  waiver  unless  otherwise   expressly
provided.

           7.4. Multiple Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, including counterparts transmitted by facsimile, but all of which taken together shall constitute one and the same agreement.

           7.5. Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

           7.6. Titles; Gender. The titles, captions or headings of the Articles and Sections herein, and the use of a particular gender, are for convenience of reference only and are not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement.

          7.7. Service of Process, Consent to Jurisdiction.

                (a)   Service  of Process.  Each of  the
parties hereto irrevocably consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address set forth herein, or by any other method provided or permitted under Nevada law.
                (b)  Consent and Jurisdiction.  Each party
hereto irrevocably and unconditionally (1) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the United States District Court located in Las Vegas, Nevada or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the County of Clark, Nevada; (2) consents to the jurisdiction or any such court in any such suit, action or proceeding; and (3) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.
           7.8.  Attorneys' Fees.  If any party to this
Agreement brings an action to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.


                              AMERISTAR:
                              AMERISTAR CASINOS,
                              INC., a Nevada
                              corporation

                              By:
                                   Name: Craig H. Neilsen
                                   Its: President


     On this _____ day of _____________________, 19____, Craig
H. Neilsen directed ________________________________________, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by ______________________________________, and in
our   presence, Craig  H.  Neilsen declared to us that he
adopted it as  his  own signature.




                            Witness




                            Witness
State of Nevada               )
                         ) ss.
County of Clark               )

      I, _________________________________,  Notary Public in
and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known
or identified to               me     to    be     the
_________________________     of
_________________________, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name
or offer his  mark, did       direct
______________________________________,   in   his
presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by ___________________________________________, thereupon adopted it as his own by acknowledging to me his
intention to so adopt as if he     had   personally  executed
the  same  in  behalf  of   said
corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____ day of ______________________, 19____.


                                   Notary Public


                                   My Commission Expires on:

                            REBEIL:

                              STEVEN W. REBEIL,
                              an individual





                              STEVEN W. REBEIL,
                              in  his capacity as Trustee of
                              the Karizma  Trust created  under
                              that
                              certain Trust Agreement, dated

                              July 2, 1991





                              MAGLIARDITI:

                              DOMINIC J. MAGLIARDITI,
                              an individual






                          Exhibit "1"


Ameristar  shall calculate the "Western Maryland Recapture
Share Amount" as follows:

          (1)  First, Ameristar shall calculate

                     (a)  the "Adjusted Ameristar Merger
               Shares," which       shall  equal  the  number
               of  shares   of
               Ameristar   Common   Stock   within   the
               Merger Consideration (as such term is held in the Merger Agreement) as adjusted to reflect stock splits, reverse stock splits, stock dividends and similar matters in accordance with Section 1.3 of the Agreement from and after the Closing; and

                    (b)  The "Adjusted Western Maryland
               Recapture Cap,"          which  shall equal One
               Million  (1,000,000)
               shares of Ameristar Common Stock, as adjusted to reflect stock splits, reverse stock splits, stock dividends and similar matters in accordance with Section 1.3 of the Agreement from and after the Closing.

          (2)   Next, Ameristar shall calculate the amount of
          its consolidated   net  income  attributable   to
          Western Maryland operations (the "Western Maryland Net Income") for the first full 12-month period, ending at the end of a calendar quarter (i.e., end of March, June, September or December), that
          follows the opening to the public  of        a
          gaming facility in Western  Maryland  by
          Ameristar or an Affiliate of Ameristar in Western Maryland (the "Western Maryland Measurement Period"). For purposes of this calculation, expenses of Ameristar and its Affiliates that are not reasonably attributable to a particular geographic location (i.e., corporate overhead) shall be allocated to particular geographic locations
          based     upon  the  proportionate   revenues
          generated   during  the  Western  Maryland
Measurement
          Period by the various locations.

          (3)  Next, Ameristar:

                      (a)    shall   divide   Ameristar's
               total consolidated  net  income  during   the
               Western
               Maryland   Measurement   Period   by   the
total
               outstanding shares of common stock of the
               Company as  of the end of the Western Maryland
               Measurement
     Period. This figure shall be referred to as the "Ameristar Earnings/Share"); and
           (b)   shall divide the Western Maryland  Net
     Income  by the total outstanding shares of  common
     stock of the Company as of the end of the Western Maryland Measurement Period. This figure shall be
     referred    to    as    the   "Western    Maryland
     Earnings/Share").

(4)   Next,  Ameristar shall determine  the  "Ameristar
Earnings/Share Multiple" by dividing the Average 10-Day
Closing  Price  as  of the end of the Western  Maryland
Measurement Period by the Ameristar Earnings/Share.

(5)   Next,  Ameristar  shall  calculate  the  "Western
Maryland Value Contribution/Share" by multiplying the Western Maryland Earnings/Share times the Ameristar
Earnings/Share Multiple.

(6)   Next, Ameristar shall calculate the "Gem  Western
Maryland   Enrichment"  by  multiplying   the   Western
Maryland Value Contribution/Share times the number of shares of Adjusted Ameristar Merger Shares.

(7)   The Western Maryland Recapture Shares shall equal
one-half of the Gem Western Maryland Enrichment divided
by  the  Adjusted  Ameristar Merger  Shares;  provided,
however,  that  the Western Maryland  Recapture  Shares
shall   not   exceed  the  Adjusted  Western   Maryland
Recapture Cap.

    Schedule 2.1 to Recapture Agreement
               Pledged Stock



                 EXHIBIT N













        REGISTRATION RIGHTS AGREEMENT

                by and among

           AMERISTAR CASINOS, INC.

                     and

              STEVEN W. REBEIL, and

           DOMINIC J. MAGLIARDITI





                  Dated as of ____________, 1996

                   REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of ____________, 1996, by and between AMERISTAR CASINOS, INC., a Nevada corporation (the "Issuer"), and STEVEN W. REBEIL, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement, dated July 2, 1991, as amended (in either such capacity, "Rebeil") and DOMINIC J. MAGLIARDITI, an individual ("Magliarditi", together with Rebeil, the "Gem Individuals").

           This Agreement is made pursuant to that certain Merger Agreement, dated as of May 31, 1996 (the "Merger Agreement"), by and between the Issuer, Gem Gaming, Inc., Ameristar Casino Las Vegas, Inc., and the Gem Individuals. In order to induce Gem to consummate the transactions contemplated by the Merger Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement.
          In consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:
          (1)  Definitions
                 As used in this Agreement, the following capitalized terms shall have the following meanings:
               Board:  The Board of Directors of the Issuer.
                Common Stock: The Common Stock, par value $.01 per share, of the Issuer.
               Demand Notice:  See Section 3(a) hereof.
                Demand Registration:  A registration pursuant  to
Section 3(a) hereof.
                Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.
                Holder: Any party hereto (other than the Issuer) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.
                 Investors: Any Gem Individuals who hold Registrable Securities, collectively.
               NASD:  National Association of Securities Dealers,
Inc.
                 Person: An individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization, a government or any department, agency or political subdivision thereof or other entity.
               Piggyback Notice:  See Section 4(a) hereof.
                Piggyback Registration: A registration pursuant to Section 4 hereof.
                 Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                Registrable Securities: All shares of Common Stock issuable on the date hereof pursuant to the Merger Agreement and any securities of the Issuer that may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Common Stock and such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Issuer; and provided, further, that any securities that have ceased to be Registrable Securities cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

                 Registration:   A  Demand  Registration   or   a
Piggyback Registration.

               Registration Expenses:  See Section 7 hereof.

                  Registration Statement: Any registration statement of the Issuer that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               SEC:  The Securities and Exchange Commission.

                Securities Act: The Securities Act of 1933, as amended from time to time.

                  Underwritten   Registration   or   Underwritten
Offering:   A  sale of securities of the Issuer to an underwriter
for reoffering to the public.

             2.   Securities Subject to this Agreement

                 (a)   Registrable  Securities.   The  securities
entitled  to  the benefits of this Agreement are the  Registrable
Securities.

                (b)  Holders of Registrable Securities.  A Person
is deemed to be a Holder of Registrable Securities whenever such Person owns of record Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been affected and disregarding any legal restrictions upon the exercise of such right.
          3.   Demand Registration
                (a)  Right to Demand; Demand Notices.  Subject to
the provisions of this Section 3 at any time during the period commencing on the date which is six months following the date hereof and ending on the tenth anniversary of such date, Investors holding more than 50% of the Registrable Securities may make one written request to the Issuer for registration under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities held by the Investors. Promptly upon receipt of such request (but in no event more than five business days thereafter), the Issuer shall serve written notice (the "Demand Notice") of such registration request to all Holders, and the Issuer shall include in such registration all Registrable Securities of any Holder with respect to which the Issuer has received written requests for inclusion therein within 15 days after the Demand Notice has been given to the applicable Holders; provided, however, that the Issuer shall not be required to cause such registration if the Holders do not indicate an intention to register Common Stock having a reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, of at least Two Million Dollars ($2,000,000); provided, further, that the maximum number of shares that the Issuer shall be required to register pursuant to this Section 3 shall be One Million (1,000,000) (if an aggregate amount greater than such number is requested to be registered and the Issuer determines, in its sole discretion, not to register the additional shares, then the requested shares shall be proportionately abated as necessary to fall within the One Million (1,000,000) maximum). All requests made pursuant to this
Section 3 shall specify the aggregate amount of Registrable Securities to be registered and shall also specify the intended methods of disposition thereof.

               (b) Issuer's Right to Defer Registration. If the Issuer is requested to effect the Demand Registration and the Issuer furnishes to the Investors a copy of a resolution of the Board certified by the secretary of the Issuer stating that in the good faith judgment of the Board it would be adverse to the Issuer and its securityholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder, the Issuer shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for such registration from the Investors. If the Issuer shall so postpone the filing of a registration statement and if the Investors within 30 days after receipt of the notice of postponement advise the Issuer in writing that the Investors have determined to withdraw such request for registration, then such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of determining whether the Holders included in such Demand Registration are required to pay their pro rata portion of the Registration Expenses pursuant to Section (3)(d) hereof.

                  (c) Registration Statement Form. Any Registration under this Section 3 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Issuer and as shall be reasonably acceptable to the Investors and
(ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Investors' request for such registration. If, in connection with any registration under this
Section 3 that is proposed by the Issuer to be on Form S-3 or any successor form to such Form, the managing underwriter, if any, shall advise the Issuer in writing that in its opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.
                 (d) Expenses. The Issuer will pay all Registration Expenses in connection with the Demand Registration of Registrable Securities pursuant to this Section 3 upon the written request of the Investors.

               (e) Effective Registration Statement. The Issuer shall be deemed to have effected the Demand Registration if
(i) the Registration Statement relating to such Demand Registration is declared effective by the SEC; provided, however, that no Demand Registration shall be deemed to have been effected if (x) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Issuer or (y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Issuer (other than a failure of the Issuer or any of its representatives to execute or deliver any closing certificate by reason of facts or circumstances not within the control of the Issuer or such representatives) or (ii) at any time after the Investors request the Demand Registration and prior to the effectiveness of the Registration Statement, the preparation of such Registration Statement is discontinued or such Registration Statement is withdrawn or abandoned at the request of the Holders of a majority of Registrable Securities sought to be registered in such Registration Statement unless such Holders have elected to pay and have paid to the Issuer in full the Registration Expenses in connection with such Registration Statement.

                (f) Priority on Demand Registrations. If the managing underwriter or agent of the Demand Registration (or, in the event that the Demand Registration is not being underwritten, any of the Investors), advises the Issuer in writing that in its opinion the number of securities requested to be included in the Demand Registration exceeds the number that can be sold in the offering covered by the Demand Registration without a significant adverse effect on the price, timing or distribution of the securities offered, the Issuer shall include in such registration only the number of securities that, in the opinion of such underwriter or agent (or any of the Investors, as the case may be), can be sold without a significant adverse effect on the price, timing or distribution of the securities offered, selected pro rata among the Holders that have requested to be included in the Demand Registration based upon the relative aggregate amount of gross proceeds to be received by such Holders in such offering to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such underwriters or agent (or any of the Investors, as the case may be).

           The Issuer and other holders of securities of the Issuer may include such securities in such Registration if, but only if, such underwriter or agent (or any of the Investors, as the case may be) concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such registration.

                (g) Selection of Underwriters. If any offering pursuant to the Demand Registration involves an Underwritten Offering, the Holders of a majority of the Registrable Securities included in the Demand Registration shall have the right to select the managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters shall have nationally recognized standing and be reasonably satisfactory to the Issuer.

                (h) Subsequent Registration Rights. Issuer may grant subsequent investors in Issuer rights of registration upon demand (such as those provided in Section 3(a) hereof) and piggyback registration rights (such as those provided in Section 4 hereof); provided, however, that (i) such rights are limited to shares of Common Stock (including, in the case of any Underwritten Offering, shares issuable upon the conversion of convertible securities or upon the exercise of warrants if such conversion or exercise is effected by the sellers or the underwriters prior to the sale to the public in such offering),
(ii) such rights are not inconsistent with the provisions hereof, and (iii) the instrument granting such rights specifically confirms the rights of the Holders of Registrable Securities hereunder.

          4.   Piggyback Registrations

                (a) Participation. Subject to Sections 4(b) and 10 hereof, if at any time after the date hereof the Issuer files a registration statement under the Securities Act with respect to an offering of any equity securities by the Issuer for its own account or for the account of any of its equity holders (other than (i) a registration on Form S-4 or S-8 or any successor form to such Forms, or (ii) any registration of securities as it relates to an offering and sale to management of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Issuer shall give prompt notice (the "Initial Notice") to the Investors and the Investors shall be entitled to include in such registration statement the Registrable Securities held by them. If the Investors elect to include any or all of their Registrable Securities in such registration statement, then the Issuer shall give prompt notice (the "Piggyback Notice") to each Holder (excluding the Investors) and each such Holder shall be entitled to include in such registration statement the Registrable Securities held by it. The Initial Notice and Piggyback Notice shall offer the Investors and the Holders, respectively, the opportunity to register such number of shares of Registrable Securities as each Investor and each Holder may request and shall set forth (i) the anticipated filing date of such registration statement and (ii) the number of shares of Common Stock that is proposed to be included in such registration statement. The Issuer shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares within 15 days after the Initial Notice and seven days after the Piggyback Notice has been given.

                (b) Underwriter's Cutback. Notwithstanding the foregoing, if a Registration pursuant to this Section 4 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering delivers an opinion to the Holders that the total or kind of securities that such Holders and any other person or entity intends to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the Issuer shall include in such Registration (i) 100% of the securities that the Person (which may be the Issuer) initiating such Registration proposes to sell, and (ii) second, to the extent of the amount of securities that all other holders have requested to be included in such Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above, such amount to be allocated pro rata among all other holders based upon the relative aggregate amount of gross proceeds to be received by any other holders in the offering.
                 (c) Expenses. The Issuer will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.

                (d) Issuer Control. The Issuer may decline to file a registration statement after giving the Initial Notice or the Piggyback Notice, or withdraw a registration statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Issuer shall promptly notify each Holder in writing of any such action and provided further that the Issuer shall bear all reasonable expenses incurred by such Holder or otherwise in connection with such withdrawn registration statement.

                (e) No Effect on Demand Registrations. No registration effected under this Section 4 shall be deemed to have been effected pursuant to Section 3 hereof or shall relieve the Issuer of its obligation to effect a registration upon request under Section 3 hereof.

          5.   Hold-Back Agreements

                (a)   Restrictions on Public Sale  by  Holder  of
Registrable Securities. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Sections 3 and 4 hereof agrees, if requested by the managing underwriter or underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the
Issuer the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the seven-day period prior to, and during the 90-day period (or such longer period of up to 180 days as may be required by such underwriter) beginning on, the effective date of any Registration Statement in which such Holders are participating (except as part of such Registration) or the commencement of the public distribution of securities, to the extent timely notified in writing by the Issuer or the managing underwriters.

                (b) No Inconsistent Agreements. The Issuer will not hereafter enter into, and is not presently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement or otherwise conflicts with the provisions hereof.

          6.   Registration Procedures

                In connection with the Issuer's Registration obligations pursuant to Sections 3 and 4 hereof, the Issuer will use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuer will as expeditiously as possible:

                (a)  prepare and file with the SEC a Registration
Statement or Registration Statements relating to the applicable Demand Registration or Piggyback Registration including all exhibits and financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer will furnish to the Holders of Registrable Securities covered by such Registration Statement and their counsel and to each underwriter or agent, if any, copies of such Registration Statement or Prospectus substantially in the form proposed to be filed at least five business days, with respect to any Demand Registration, or two
business                                                    days,
with respect to any Piggyback Registration, prior to the filing date and copies of any amendments or supplements substantially in the form proposed to be filed with respect to a Demand Registration at least two business days prior to the filing date, which documents will be subject to the reasonable review of such Holders and underwriter or agent and their respective counsel, and the Issuer will not file any Registration Statement or Prospectus or, with respect to any Demand Registration, any amendment or supplement thereto (including such documents incorporated by reference) to which the majority of the Holders covered by such Registration Statement shall reasonably object; and provided, further, that the Issuer will furnish copies of any amendments or supplements in the form filed with respect to any Piggyback Registration, simultaneously with the filing of such amendments or supplements;

               (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                (c)   notify the selling Holders and the managing
underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Issuer (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Holders and managing underwriters with copies thereof, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceeding for such purposes, (iv) if at any time the representations and warranties of the Issuer contemplated by paragraph (m) below cease to be true and correct and (v) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
                (d)  promptly notify the selling Holders and  the
managing underwriters, if any, at any time during the effectiveness of the Registration Statement when the Issuer becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply
with               the               Securities               Act
and, in either case as promptly as practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriters, if any, a supplement or amendment to such Prospectus that shall correct such statement or omission or effect such compliance;

                (e) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

                (f) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post effective amendment;

                (g) furnish to each selling Holder who so requests and each managing underwriter, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                (h) deliver to each selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Issuer consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

                (i)   on  or  prior  to the  date  on  which  the
Registration Statement is declared effective, use its best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or agent, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter or agent reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Issuer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

                (j) cooperate with the selling Holders and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

               (k) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                (l) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registerable Securities that are in a form eligible for deposit with The Depository Trust Company;

                (m) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

                 (n) enter into such customary agreements (including an underwriting agreement) and take all such other actions as the majority of the Holders of any Registrable Securities being sold or the managing underwriter or agent, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

                (o) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Issuer, upon consummation of the sale of such Registrable Securities to the underwriters (the "Closing Date") in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;
                (p) obtain for delivery to the Issuer and the underwriter or agent, with copies to the Holders, a cold comfort letter from the Issuer's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or the Holders of a majority of the Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

                (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                 (r) make available for inspection by a representative of the Holders of a majority of the Registrable
Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Issuer, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration; provided that any records, information or documents that are designated by the Issuer in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by law;

                (s)   use  its  best efforts to comply  with  all
applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                (t) as promptly as practicable after filing with the SEC of any document that is incorporated by reference into the Registration Statement or the Prospectus, provide copies of such document to counsel for the selling Holders and to the managing underwriters, if any; and

               (u) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

                The Issuer may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Issuer such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Issuer may from time to time reasonably request in writing. Each Holder agrees to furnish such information to the Issuer and to cooperate with the Issuer as necessary to enable the Issuer to comply with the provisions of this Agreement.

                 Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in
Section 6(d) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(d) hereof, or until it is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Issuer, such Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          7.   Registration Expenses
                All expenses incident to the Issuer's performance of or compliance with this Agreement, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the majority of the Holders of the Registrable Securities being sold may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible  for  deposit with The Depository Trust Company  and  of printing prospectuses), (iv) all fees and disbursements of counsel for the Issuer and of all independent certified public accountants of the Issuer (including the expenses of any "cold comfort" letters required by or incident to such performance),
(v) Securities Act liability insurance if the Issuer so desires or the underwriters so require, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees,
(vii) all reasonable fees and disbursements of one counsel selected by the Holders of the Registrable Securities being registered to represent such Holders in connection with such registration, (viii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or blue sky laws of any state), and (ix) fees and expenses of other Persons retained by the Issuer (all such expenses being herein called "Registration Expenses"), will be borne by the Issuer, regardless of whether the Registration Statement becomes effective (except as provided in Section 3(e) hereof). The Issuer will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

          8.   Indemnification

               (a)  Indemnification by Issuer.  The Issuer agrees
to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and employees and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by such Holder expressly for use therein; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such Holder failed to deliver or cause to be delivered a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after the Issuer had furnished such Holder with a sufficient number of copies of the same and (ii) the Prospectus completely corrected in a timely manner such untrue statement or omission; and provided, further, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after the Issuer had furnished such Holder with a sufficient number of copies of the same in a timely manner. The Issuer will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested.

                 (b) Indemnification by Selling Holder of Underlying Securities. In connection with each Registration, each selling Holder shall furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Issuer, its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages or liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such selling Holder to the Issuer specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of any selling Holder hereunder or under any underwriting agreement be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Issuer shall be
entitled        to        receive        indemnities         from
underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                (c)  Conduct of Indemnification Proceedings.  Any
Person entitled to indemnification hereunder will (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and
(ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure; provided, further, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), provided that an indemnified party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement that does not include as an
unconditional  term  thereof  the  giving  by  the  claimant   or
plaintiff  to  such  indemnified party  of  a  release  from  all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party's indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. If the indemnifying party notifies the indemnified Party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within 20 business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer, provided that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one such additional counsel.

                 (d) Other Indemnification. Indemnification similar to that specified in this Section 8 (with appropriate modifications) shall be given by the Issuer and each seller of Registrable Securities with respect to any required registration or other qualification of securities under federal or state law or regulation of governmental authority other than the Securities Act.
                 (e) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Holder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such selling Holder with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          9.   Rule 144

               The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the
Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rules may be amended from time to time, or (b) any
similar  rule or regulation hereafter adopted by the  SEC.   Upon
the request of any Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such information and requirements. Notwithstanding anything contained in this Section 9, the Issuer may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

          10.  Additional Parties
                The  Issuer  may enter into various stockholder's
and stock option agreements on or subsequent to the date hereof with certain key employees of the Issuer or one of its subsidiaries (the "Management Investors") pursuant to which the Management Investors will agree to purchase and/or will receive options to purchase shares of Common Stock. Such agreements may provide that (i) in the event the Issuer registers shares of Common Stock held by the Investors, the Management Investors have the right, subject to certain conditions, to require the Issuer to register under the Securities Act shares of Common Stock held by them, and (ii) the Management Investors will agree to be bound by all of the terms, conditions and obligations of this Agreement. Each of the parties hereto acknowledges the registration rights of the Management Investors and agrees that the Issuer's obligations under this Agreement, including, in particular, its obligations under Section 4(b) hereof, coincide with its obligations to the Management Investors, with respect to registration rights. The parties hereto agree that (i) each Management Investor is a third-party beneficiary of Sections 3(d), 4(c) and 7 hereof to the extent such Management Investor has the right to require the Issuer to register under the Securities Act shares of Common Stock held by him upon receiving notice of a Registration requested by the Investors pursuant to Sections 3 or 4 hereof, and (ii) such Management Investors shall have no rights to request Registration under Section 3 hereof.

          11.  Participation in Underwritten Registrations

                No Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 11 shall be construed to create any additional rights regarding the Registration of Registrable Securities in any Person otherwise than as set forth herein.

          12.  Miscellaneous

                (a) Remedies. Remedies for breach by the Issuer of its obligations to register the Registrable Securities shall be as set forth herein. Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the written consent of the Holders of a majority of the outstanding Registrable Securities; provided, however, that the Issuer and the Investors may amend, modify or supplement the provisions of this Agreement and may waive or consent to departures from the provisions hereof, without the consent of the Holders of a majority of the outstanding Registrable Securities so long as such amendment, modification, supplement, waiver or consent does not materially adversely affect the rights of Holders of Registrable Securities hereunder, or so long as such amendment, modification, supplement, waiver or consent affects the rights of the Investors and other Holders of Registrable Securities hereunder equally.
                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:
                     (i)   if  to  a Holder, to the most  current
     address given by such Holder to the Issuer in accordance with the provisions of this Section 12(c), which address initially is, with respect to the Investors, c/o Gem Gaming, Inc., 777 West Lake Mead Drive, Henderson, Nevada 89015,
     Attention: Dominic J. Magliarditi; and
                     (ii)  if  to  the Issuer, initially  to  the
     address set forth below and thereafter to such other address, notice of which is given in accordance with the provisions of this Section 12(c): Ameristar Casinos, Inc., 550 Blue Lakes Boulevard North, Twin Falls, Idaho 83301,
     Attention:  Brian E. Katz.
                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by addressee, if by facsimile transmission; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.
                (d) Successors and Assigns. This Agreement, including, without limitation, all registration rights in connection with the ownership of all or a portion of the Registrable Securities pursuant to Sections 3 and 4 hereof, shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities who agree in writing to be bound by the provisions of this Agreement.

               (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, including counterparts transmitted by facsimile, and all of which taken together shall constitute one and the same agreement.

               (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of laws.

                (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
               (i)  Entire Agreement.  This Agreement, the Merger
Agreement, the Ancillary Agreements, the Interim Funding Agreement, the Escrow Agreement, together with all exhibits and schedules hereto and thereto, and the Confidentiality Agreements, constitute the entire agreement among the parties hereto in respect of the subject matter contained herein and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the securities issued pursuant to the Merger Agreement.
           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


Issuer:             AMERISTAR CASINOS, INC.,
               a Nevada Corporation


               By:
                      Name: Craig H. Neilsen
                    Title: President


     On this _____ day of _____________________, 19____, Craig H.
Neilsen directed ________________________________________, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by ______________________________________, and in our presence,
Craig H. Neilsen declared to us that he adopted it as his own signature.



                              Witness




                              Witness
State of Nevada               )
                         ) ss.
County of Clark               )

      I, _________________________________,  Notary Public in and
for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the _________________________ of
_________________________, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct ______________________________________, in his presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by ___________________________________________, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same in behalf of said corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____ day of ______________________, 19____.

                              Notary Public
                              My Commission Expires on:

Investor:      STEVEN W. REBEIL,
               an individual





               STEVEN W. REBEIL,
                          in  his  capacity  as  Trustee  of  the
               Karizma  Trust  created under that  certain  Trust
               Agreement, dated July 2, 1991, as amended,





               DOMINIC J. MAGLIARDITI,
               an individual



                             EXHIBIT O

     FORM OF REGISTRATION RIGHTS CONSENT AND VOTING AGREEMENT




                        CRAIG H. NEILSEN
                   C/O AMERISTAR CASINOS, INC.
                 550 BLUE LAKES BOULEVARD NORTH
                    TWIN FALLS, IDAHO  83301




                         May ___, 1996


Ameristar Casinos, Inc.
550 Blue Lakes Boulevard North
Twin Falls, Idaho  83301

            Re:  Registration Rights

To whom it may concern:

           Pursuant to Section 4.2.2.13 of that certain Plan of Reorganization dated as of November 15, 1993 (the "Plan") by and among Craig H. Neilsen, Ameristar Casinos, Inc. ("Ameristar"), and Craig H. Neilsen, in his capacity as Trustee of the testamentary trust created under the Last Will and Testament of Ray Neilsen, dated October 9, 1963, the undersigned, as the holders of a majority of the Shares held by the Holders, hereby consent to Ameristar's entering into a registration rights agreement (the "Registration Rights Agreement") with Gem Gaming, Inc. ("Gem"), in substantially the form attached to that certain Merger Agreement dated May 31, 1996 by and among Gem, Ameristar, Ameristar Casino Las Vegas, Inc., Steven W. Rebeil ("Rebeil"), and Dominic J. Magliarditi (the "Merger Agreement"), and acknowledge that the Registration Rights Agreement may have the effect of diminishing the amount of Shares included in a registration filed by Ameristar. Capitalized terms used herein without definition have the meanings ascribed to them in the Plan.

           The undersigned also agrees that, subject to the undersigned's fiduciary duties as a stockholder and member of the Board of Directors of Ameristar and as Trustee of the testamentary trust created under the Last Will and Testament of Ray Neilsen, dated October 9, 1963, so long as Rebeil continues to own at least five percent (5%) of the voting capital stock of Ameristar Casinos, Inc. ("Ameristar"), the undersigned will continue to support and use good faith efforts to cause Ameristar's Board of Directors to support the election of Rebeil to the Board of Directors of Ameristar, and thereafter to vote his voting capital stock in Ameristar and any other voting capital stock of Ameristar that he controls as a trustee to elect Rebeil to the Board of Directors of Ameristar, all of the foregoing, for so long as none of the following circumstances exist:

           (i) Rebeil, either alone or in concert with other persons, shall have attempted to or be in the process of attempting to obtain control of sufficient shares of the voting capital stock of Ameristar to elect at least a majority of the members of the Board of Directors of Ameristar;

           (ii) Rebeil shall be mentally or otherwise incompetent to serve on the Board of Directors of Ameristar; or

           (iii)      Rebeil  shall  have become  a  Disqualified

Holder (as such term is defined in the Merger Agreement).



                         CRAIG H. NEILSEN



                                             CRAIG H. NEILSEN, in
                         his capacity as sole Trustee of the testamentary trust created under the Last Will and Testament of Ray Neilsen, dated October 9, 1963.
     On this ______ day of ____________________, 19____, Craig H.
Neilsen directed ________________________________________, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by _________________________________________, and in our presence,
Craig H. Neilsen declared to us that he adopted it as his own signature.




                              Witness




                              Witness

State of Nevada               )
                         ) ss.
County of Clark               )

     I, ______________________________,  Notary Public in and for
said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the person whose name is subscribed to the within instrument. Craig H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct ________________________________, in his presence, as well as my own, to sign the foregoing document as "Craig H. Neilsen."  Craig
H. Neilsen, after viewing his name as signed by ________________________________, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of __________________________, 19____.



                                   Notary Public


                                   My Commission Expires on:
                           EXHIBIT P

         FORM OF ESCROW AGREEMENT AND ESCROW INSTRUCTIONS


                   [To be executed concurrently]